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Filed pursuant to Rule 497

Asia Advisors L.L.C.

The India Fund, Inc.

Rights Offering
Expires August 4, 2006*

Important Dates

Record Date: July 3, 2006*

Subscription Period: July 3, 2006 to August 4, 2006*

Expiration Date: August 4, 2006*

*unless extended

Contact your financial advisor for more information

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PROSPECTUS

THE INDIA FUND, INC.

13,206,525 Shares of Common Stock
Issuable Upon Exercise of Non-Transferable
Rights to Subscribe for Shares of Common Stock

The India Fund, Inc. (the “Fund”) is offering to its common stockholders of record as of July 3, 2006 non-transferable rights. These rights will allow you to subscribe for one share of common stock for each three rights held. You will receive one right for each whole share of common stock that you hold of record as of July 3, 2006. You need three rights to purchase one share at the subscription price. The Fund will not issue fractional shares upon the exercise of less than three rights. The rights will not be listed for trading on the New York Stock Exchange (the “NYSE”) or any other exchange. The subscription price will be equal to 95% of the net asset value per share of the Fund’s common stock at the close of business on the date on which the offer expires.

THE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN DAYLIGHT TIME, ON AUGUST 4, 2006, UNLESS EXTENDED TO NOT LATER THAN AUGUST 11, 2006 OR TERMINATED EARLY AS DESCRIBED HEREIN. The Fund announced the offer after the close of business on April 7, 2006. The last reported sale price of a share of the Fund’s common stock on the NYSE on April 7, 2006 and June 23, 2006 was $51.43 and $44.98, respectively. The net asset value per share at the close of business on April 7, 2006 and June 23, 2006 was $43.86 and $35.23, respectively. Because the expiration date and the date upon which the price of the rights will be determined will be the same date, stockholders who exercise their rights will not know the purchase price of the shares when they make their investment decision. Once you subscribe for shares and the Fund receives payment or a guarantee of payment, you will not be able to change your decision. If the market price of the Fund’s common stock is below the subscription price, it may not be in your interest to participate in this offering.  (continued on following page)

Investment in the Fund involves certain special considerations and risks arising in part from the Fund’s investment in securities of Indian companies, which are not associated with investments in securities of U.S. companies or certain other non-U.S. issuers. These risks relate to, among other things, political, social and economic conditions in India, and are described in greater detail elsewhere in this prospectus. The Fund may also invest in debt obligations that may be rated below investment grade or in comparable unrated debt obligations. Debt obligations of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as “junk bonds.” There are special risks and considerations associated with investing in such high yield/high risk debt obligations. In addition, although the Fund’s shares of common stock have recently traded on the NYSE at a premium to their net asset value, the issuance of non-transferable rights may reduce or eliminate that premium or the Fund’s shares may instead trade at a discount to net asset value. You could lose some or all of your investment and you should carefully consider the “risk factors” beginning on page 35 of this prospectus before participating in this offer.

Stockholders who do not fully exercise their rights will own a smaller proportional interest in the Fund. In addition, because the subscription price will be less than the net asset value per share, the offer will result in an immediate dilution of the net asset value per share for all stockholders. See “Risk Factors” on page 35 of this prospectus.

This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read this prospectus and to retain it for future reference.

For information regarding the offer, contact Georgeson Shareholder Communications Inc., the information agent, at 1-866-297-1264.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

	Estimated Price to Public (1)	Sales Load (2)	Estimated Proceeds to the Fund (2)

Per Share	$33.47	None	$33.41
Total (3)	$353,602,065.57	None	$352,957,830.42

(1)	The estimated subscription price to the public is based upon 95% of the Fund’s net asset value per share on June 23, 2006
(2)	After deduction of expenses payable by the Fund, estimated at $644,235.15.
(3)
Assumes all rights are exercised at the estimated subscription price. If the Fund increases the number of shares subject to subscription by 25%, the Estimated Price to the Public, Estimated Sales Load and Estimated Proceeds to the Fund will be $442,002,581.96, $0 and $441,358,346.82, respectively. See “The Offer—Over-Subscription Privilege.”

The Fund may increase the number of shares of common stock subject to subscription by up to 25%, or up to an additional 2,641,305 shares, for an aggregate total of 13,206,525 shares. The shares will be ready for delivery on or about August 23, 2006.

The date of this prospectus is June 27, 2006.

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The Fund is a closed-end investment company whose shares of common stock are listed and traded on the NYSE under the symbol “IFN” and whose investment goal is long-term capital appreciation by investing primarily in Indian equity securities. Under normal market conditions, at least 80% of the Fund’s total assets are invested in the equity securities of Indian companies. These are fundamental policies that may not be changed without the approval of a majority of the Fund’s outstanding voting securities. The Fund operates under an interval fund structure pursuant to which it conducts semi-annual repurchase offers for between 5% and 25% of the Fund’s outstanding common stock. See “Semi-Annual Repurchases of Securities” and “Risk Factors—Risks Related to the Fund’s Operations—The Fund’s “interval fund” structure involves certain risks and special considerations not typically associated with other closed-end funds” in this prospectus.

This prospectus contains important information you should know before investing. Please read it before you invest and keep it for future reference. A Statement of Additional Information dated June 27, 2006 containing additional information about the Fund has been filed with the Securities and Exchange Commission and legally forms a part of this prospectus. The table of contents of the Statement of Additional Information appears on page 78 of this prospectus. You may obtain a copy of the Statement of Additional Information free of charge by contacting Blackstone Asia Advisors L.L.C., the Funds’ investment manager, 345 Park Avenue, New York, New York 10154, by calling 1-866-800-8933 toll free or on the Internet at www.blackstone.com. In addition, the Fund’s Annual Report, containing the fund’s financial statements for the fiscal year ended December 31, 2005, as filed on Form N-CSR, is available free of charge by contacting Blackstone Asia Advisors L.L.C. as indicated above. The Fund’s Statement of Additional Information and Annual Report and other information about the Fund, including material incorporated by reference into this prospectus, are also available free of charge on the SEC’s website at www.sec.gov.

The information contained in this prospectus speaks only as of the date of this prospectus unless the information specifically indicates that another date applies. No dealer, salesperson or other person has been authorized to give any information or to make any representations other than those contained in this prospectus in connection with the offer contained herein and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund.

In this prospectus and except as the context otherwise requires or indicates:

•	The “Fund” means The India Fund, Inc., a Maryland corporation.

•	“Blackstone Advisors” or “Investment Manager” means Blackstone Asia Advisors L.L.C., a Delaware limited liability company.

•	“Blackstone India” or “Country Adviser” means Blackstone Fund Services India Private Limited, a company organized under the laws of India.

In this prospectus, unless otherwise indicated, all references to “U.S. dollars,” “US$,” “dollars” and “$” are to United States dollars, the lawful currency of the United States of America, and all reference to “rupees” and “Rs.” are to Indian rupees. On June 23, 2006, the U.S. dollar value of the Indian rupee was Rs. 46.019 = US$1.00, as reported in The Wall Street Journal on June 24, 2006.

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FORWARD-LOOKING STATEMENTS

The Fund may not claim the safe harbor for forward-looking statements contained in the federal securities laws of the United States because that safe harbor does not apply to investment companies. Nevertheless, you should note that certain statements in this prospectus are forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results or level of performance to be materially different from any future results or level of performance expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors,” “Appendix B: Republic of India,” “Appendix C: The Indian Securities Market” and elsewhere in this prospectus. As a result of these and other factors, the Fund cannot give you any assurances as to its future results or level of performance. To the extent required by law, the Fund undertakes to amend or reflect any material changes to it after the date of this prospectus.

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PROSPECTUS SUMMARY

You should read the entire prospectus, including the Statement of Additional Information that legally forms part of this prospectus, before you decide whether to exercise your rights. In particular, you should carefully read the risks of investing in the shares, as discussed under “Risk Factors.”

THE OFFER AT A GLANCE

The Offer

The India Fund, Inc., or the Fund, is offering to its common stockholders of record as of July 3, 2006 non-transferable rights. These rights will allow you to subscribe for one share of common stock, par value $.001 per share, for each three rights held. You will receive one right for each whole share of common stock that you hold of record as of July 3, 2006. You need three rights to purchase one share at the subscription price. The Fund will not issue fractional shares upon the exercise of less than three rights. The rights will not be listed for trading on the NYSE or any other exchange. Rights may be exercised at any time from July 3, 2006 through 5:00 p.m., Eastern daylight time, on August 4, 2006, unless extended to not later than August 11, 2006 or terminated early as described herein. See “The Offer— Expiration, Extension and Early Termination of the Offer.” Since the expiration date is the same date as the pricing date, stockholders who exercise their rights will not know the subscription price at the time they exercise their rights. If the market price of the Fund’s common stock is below the subscription price, it may not be in your interest to participate in this offering. Once you subscribe for shares and the Fund receives payment or a guarantee of payment, you will not be able to change your decision. In certain instances described below under “—Over-Subscription Privilege,” the Fund may increase the number of shares of common stock subject to subscription by up to 25% of the shares. We refer to any such additional shares as “additional shares.” See “The Offer.”

The Fund previously completed a rights offering for approximately 9.4 million shares in January 2005. The net proceeds of that rights offering, approximately $250 million, were fully invested in accordance with the Fund’s investment objective and policies within two months of the completion of the offering. As a result of that offering, the Fund’s net asset value was diluted by 1.47%.

Purposes of the Offer

The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its stockholders to increase the assets of the Fund through this offer because it may provide the following benefits: (i) a greater ability to take advantage of investment opportunities without being required to sell current portfolio positions that the Investment Manager believes should be retained; (ii) additional investment flexibility, including the ability to diversify the Fund by investing in a greater number of mid-capitalization companies; (iii) additional opportunity to capitalize on attractive investment opportunities in India, including initial public offerings, privatizations and preferential allotments; (iv) improved market visibility for the Fund; (v) improved liquidity of the trading market for shares on the NYSE; and (vi) an opportunity for existing stockholders by providing them with an opportunity to purchase additional shares potentially at a price below the current market price without incurring significant transaction costs. See “The Offer—Purposes of the Offer.”

The increased assets to the Fund as a result of the offer will result in increased fees to all of the Fund’s service providers whose fees are based on the Fund’s net assets, including fees paid to the Investment Manager, Country Adviser and Administrator. See “The Fund At A Glance—Investment Manager and Country Adviser”, “The Fund At A Glance—Fund Administrators” and “Investment Management and Other Services.”

Subscription Price

The subscription price will be equal to 95% of the net asset value per share of the Fund’s common stock at the close of business on the date on which the offer expires. See “The Offer—Subscription Price.”

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Over-Subscription Privilege

Each stockholder as of the record date who fully exercises all rights issued to him or her will be entitled to subscribe for additional shares that were not subscribed for by other stockholders. This is known as the “over-subscription privilege.” If sufficient shares are available, all record stockholders’ over-subscription requests will be honored in full. If sufficient shares are not available to honor all requests for over-subscription, the Fund may increase the number of shares available by up to 25%, or 2,641,305 shares, in order to satisfy over-subscription requests. If the requests for additional shares exceed the shares available, the available shares, including any additional shares, will be allocated pro rata among stockholders who over-subscribe based on the number of rights originally issued to them by the Fund. See “The Offer—Over-Subscription Privilege.”

How to Exercise Rights

Rights may be exercised by stockholders who fill in and sign the accompanying subscription certificate and mail it in the envelope provided or deliver the completed and signed subscription certificate to the subscription agent, together with any required payment for the shares as described below under “The Offer—Payment for Shares.” Rights may also be exercised by a stockholder contacting his or her broker, bank or trust company, which can arrange, on the stockholder’s behalf, to guarantee delivery, by using a notice of guaranteed delivery, of a properly completed and executed subscription certificate and payment for the shares. The broker, bank or trust company may charge a fee for this service. Stockholders who choose to exercise their rights will not know at the time of exercise the subscription price for shares being acquired and will be required initially to pay for such shares at the estimated subscription price of $33.47 per share. Fractional shares will not be issued. Completed subscription certificates must be received by the subscription agent prior to 5:00 p.m., Eastern daylight time, on the expiration date, which is August 4, 2006 (unless payment is to be effected by means of a notice of guaranteed delivery). See “The Offer—Payment for Shares.”

Rights May Not Be Purchased or Sold

You may not purchase or sell the rights, and they will not trade on any exchange. If you do not exercise your rights before the conclusion of this offer, your rights will expire without value. However, the shares to be issued pursuant to the offer will be listed on the NYSE, subject to the NYSE being officially notified of the issuance of those shares.

Restrictions on Foreign Stockholders

The Fund will not mail subscription certificates to stockholders whose record addresses are outside the United States. PFPC Inc. will hold the rights to which subscription certificates relate for foreign stockholders accounts until instructions are received to exercise the rights. If no instructions are received prior to the expiration date, which is August 4, 2006, the rights will expire. Foreign stockholders holding shares through a U.S. broker-dealer should contact the broker-dealer regarding this offer. See “The Offer—Restrictions on Foreign Stockholders.”

Obtaining Subscription Information

If you have any questions or requests for assistance, please contact Georgeson Shareholder Communications Inc., the information agent, toll-free at 1-866-297-1264. You may also call your broker or nominee for information with respect to this offer. See “The Offer— Information Agent” and “—Subscription Agent.” Please note that the dates in the table may change if the offer is extended.

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Important Dates to Remember

Event	Date

Record Date	July 3, 2006
Subscription Period*	July 3, 2006 to August 4, 2006
Expiration Date*	August 4, 2006
Pricing Date*	August 4, 2006
Subscription Certificate and Payment for Shares or Notice of Guaranteed Delivery Due*	August 4, 2006
Subscription Certificate and Payment for Shares Due for Those Using Notice of Guaranteed Delivery*	August 9, 2006
Confirmation to Participants*	August 16, 2006
Final Payment for Shares*	August 23, 2006

*	Unless extended or terminated early as described herein.

Tax Consequences

For federal income tax purposes, neither the receipt nor the exercise of the rights will result in taxable income to you. You will not realize taxable loss if your rights expire without being exercised. See “The Offer—United States Federal Income Tax Consequences of the Offer.”

Use of Proceeds

We estimate the net proceeds of this offer to be approximately $352,957,830.42. If the Fund increases the number of shares subject to subscription by 25%, then the total net proceeds of the offer will be approximately $441,358,346.82. These figures assume (i) all rights are exercised in full, (ii) a subscription price of $33.47 and (iii) payment of offering expenses estimated to be approximately $644,235.15.

The offering is designed to raise funds to be invested consistent with the Fund’s investment objectives and policies. The Fund anticipates that investment of the net proceeds of this offer in accordance with the Fund’s investment objective and policies may take up to six months from their receipt by the Fund, depending on market conditions and the availability of appropriate securities. See “Use of Proceeds” and “Risk Factors—Risks Related to the Fund’s Operations.”

THE FUND AT A GLANCE

The Fund

The Fund is a Maryland corporation organized on December 27, 1993 and is a non-diversified, closed-end management investment company. As of June 23, 2006, the net assets of the Fund were $1,116,569,435.79. Assuming that all rights are exercised at the estimated subscription price, including the additional shares that may be issued under the over-subscription privilege, the net assets of the Fund would be approximately $1.558 billion.

Investment in India

The Fund’s investment objective and policies reflect the Investment Manager’s opinion that economic and political developments and changes in the last several years have well positioned India to experience a period of significant economic growth. The Investment Manager believes that India should continue to grow as an economic force and that investment in its securities market offers significant potential returns For a detailed description of India and its securities market, see “Appendix B: Republic of India” and “Appendix C: The Indian Securities Market.”

The Fund invests in India pursuant to the Securities and Exchange Board of India (Foreign Institutional Investors) Regulations, 1995, which we refer to as the “FII Regulations” and which were established by the Securities and Exchange Board of India (“SEBI”) to regulate investment by foreign institutional investors in

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Indian securities. The FII Regulations allow direct investment in Indian securities by registered foreign institutional investors or their clients, also known as “sub-accounts.” Under the FII regulations, the Fund invests in India as a sub-account of the Investment Manager, which is registered with SEBI as a foreign institutional investor. The Investment Manager in its capacity a foreign institutional investor acts on behalf of the Fund and other approved clients. The Fund’s investments are held in the Fund’s name through the Fund’s custodian, Deutsche Bank AG. See “Risk Factors—Risks Related to the Fund’s Operations” and “Investment in India.”

Investment Objective and Policies

The Fund’s investment objective is long-term capital appreciation by investing primarily in the equity securities of Indian companies. Under normal market conditions, at least 80% of the Fund’s total assets are invested in equity securities of Indian companies. These are fundamental policies that may not be changed without the approval of a majority of the Fund’s outstanding voting securities. Equity securities include common and preferred stock (including convertible preferred stock), American, global or other types of depositary receipts, convertible bonds, notes and debentures, equity interests in trusts, partnerships, joint ventures or similar enterprises and common stock purchase warrants and rights. Most of the equity securities purchased by the Fund are traded on an Indian or other foreign stock exchange or over-the-counter market. However, the Fund may invest to a limited extent in securities that are not publicly traded and in investment funds that invest at least 80% of their total assets in the equity securities of Indian companies in which the Fund is authorized to invest. The Fund invests in such investment funds when the Investment Manager believes that such investments may be more advantageous to the Fund than a direct market purchase of such securities. For temporary defensive purposes, the Fund may invest without limitation in temporary investments. No assurance can be given that the Fund’s investment objective will be realized. See “Investment Objective and Policies” and “Risk Factors—Risks Related to the Fund’s Operations.”

Indian companies include companies that:

•	are organized under the laws of India;

•	regardless of where organized, derive at least 50% of their revenues from goods produced or sold, investments made, or services performed, in India, or have at least 50% of their assets in India; or

•	have securities which are traded principally on any Indian stock exchange or in the Indian over-the-counter market.

See “Investment Objective and Policies—Portfolio Structure” for other eligible investments.

Up to 20% of the Fund’s total assets may be invested, subject to certain restrictions, in:

•
equity securities of companies (other than companies meeting the definition of Indian companies), regardless of where organized, which the Investment Manager and the Country Adviser believe derive, or will derive, at least 25% of their revenues from business in or with India, or have at least 25% of their assets in India;

•	debt securities denominated in Indian rupees or issued or guaranteed by an Indian company, the Government of India or an Indian governmental entity; and

•	short-term debt securities of the type described under “Investment Objective and Policies—Temporary Investments.”

Up to 20% of the Fund’s total assets may also be utilized to purchase and sell options on securities, financial futures, fixed income indices and other financial futures contracts, enter into interest rate transactions and to enter into currency transactions, sell securities short and loan portfolio securities. The Fund will only invest in such assets in order to hedge against financial risks. The Fund will not be obligated, however, to do any hedging and makes no representation as to the availability of these techniques at this time or at any time in the future. See “Risk Factors—Risks Related to the Fund’s Operations,” “—The Fund’s ability to successfully hedge against financial risks may adversely affect the Fund’s net asset value” and “Additional Investment Activities—Hedging.

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The Fund’s assets may be invested in debt securities (other than temporary investments) when the Investment Manager believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such securities offer opportunities for long-term capital appreciation.

See “Risk Factors—Risks Related to the Fund’s Operations.”

Listing

The Fund’s common stock is listed and traded on the NYSE under the symbol “IFN.”

Dividends and Distributions

The Fund intends to distribute annually to holders of common stock substantially all of its net investment income and distributes any net realized capital gains at least annually.

Under the Fund’s dividend reinvestment and cash purchase plan, all dividends and distributions are automatically reinvested in additional shares of common stock of the Fund unless a stockholder elects to receive cash. Participants also have the option of making additional cash payments, annually, to be used to acquire additional shares of common stock of the Fund in the open market. Stockholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are able to participate in the plan. See “Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan.”

Semi-Annual Share Repurchases

The Fund operates as an interval fund structure, pursuant to which the Fund conducts semi-annual repurchase offers for between 5% and 25% of the Fund’s outstanding common stock. See “Semi-Annual Repurchases of Securities.”

Investment Manager and Country Adviser

The Investment Manager is Blackstone Advisors, an affiliate of The Blackstone Group (“Blackstone”). For more information on the Investment Manager, see “Investment Management and Other Services—Investment Manager.”

The Country Adviser is Blackstone India, an affiliate of Blackstone and Blackstone Advisors. For more information on the Country Adviser, see “Investment Management and Other Services—Country Adviser.”

Under the existing management agreement, the Fund pays the Investment Manager a monthly fee at an annual rate of: (i) 1.10% for the first $500,000,000 of the Fund’s average weekly net assets; (ii) 0.90% for the next $500,000,000 of the Fund’s average weekly net assets; (iii) 0.85% for the next $500,000,000 of the Fund’s average weekly net assets; and (iv) 0.75% of the Fund’s average weekly net assets in excess of $1,500,000,000 for its services. Under the existing country advisory agreement, the Investment Manager pays the Country Adviser a monthly fee at an annual rate of 0.10% of the Fund’s average weekly net assets.

Because the Investment Manager and the Country Adviser receive fees based on net assets, they will benefit from the increase in assets that will result from this offer. It is not possible to state precisely the amount of additional compensation that the Investment Manager and the Country Adviser might receive as a result of this offer because it is not known how many shares will be subscribed for and because the proceeds of this offer will be invested in additional portfolio securities, which will fluctuate in value. However, assuming that the value of the Fund’s assets remained constant prior to the offer at $1.117 billion (its approximate value as of June 23, 2006) and after the offer at $1.558 billion (which assumes that all rights are exercised at the estimated subscription price, including the additional shares that may be issued under the over-subscription privilege), the annual compensation received by the Investment Manager and the Country Adviser would be increased by approximately $3.694 million and $441,400, respectively. The Country Adviser’s fee is paid by the Investment Manager and not directly by the Fund.

The advisory fees paid by the Fund may be higher than those paid by most other investment companies that invest predominantly in the securities of U.S. companies, primarily due to the additional time and

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expense required of the Investment Manager and the Country Adviser in pursuing the Fund’s objective, which is long-term capital appreciation by investing primarily in the equity securities of Indian companies.

Fund Administrators

Blackstone Advisors, the Fund’s Investment Manager, also serves as the Fund’s administrator. The Fund pays Blackstone Advisors a monthly fee at an annual rate of 0.20% of the Fund’s average monthly net assets for its services. Because the Fund administrator receives fees based on net assets, it will benefit from the increase in assets that will result from this offer. Blackstone Advisors subcontracts certain of its services to PFPC Inc. Assuming that the value of the Fund’s assets remained constant prior to the offer at $1.117 billion (its approximate value as of June 23, 2006) and after the offer at $1.558 billion (which assumes that all rights are exercised at the estimated subscription price, including the additional shares that may be issued under the over-subscription privilege), the annual compensation received by the Fund’s administrator would be increased by approximately $853,800.

Multiconsult Ltd. serves as the Fund’s Mauritius administrator. The Fund pays Multiconsult Ltd. a monthly fee of $1,500 for its services and a quarterly fee of $1,000 for its calculation of net asset value. The Fund also reimburses Multiconsult Ltd. for all reasonable out-of-pocket expenses reasonably incurred by it in the performance of its duties.

See “Investment Management and Other Services—Administrator” and “Investment Management and Other Services—Mauritian Administrator.”

Custodian, Transfer Agent, Dividend Paying Agent and Registrar

Deutsche Bank AG is custodian of the assets of the Fund. Deutsche Bank (Mauritius) Limited acts as custodian of the cash assets of the Fund. PFPC Inc. acts as transfer agent, dividend paying agent and registrar for the Fund.

RISK FACTORS AND SPECIAL CONSIDERATIONS AT A GLANCE

You should carefully consider the following factors, as well as the other information in this prospectus, before making an investment in the Fund under this offer.

As a result of this offer, you will incur immediate economic dilution, and, if you do not exercise all of your rights, you may incur dilution of ownership, voting rights and your share of any distributions made by the Fund.

You should expect that you will, at the completion of this offer, experience immediate dilution of net asset value per share because the subscription price will be less than the net asset value per share, and the number of shares outstanding after the offer will have increased proportionately more than the increase in the size of the Fund’s net assets. This dilution of net asset value will disproportionately affect stockholders who do not exercise their rights. In addition, whether or not you exercise your rights, you will experience a dilution of net asset value because you will indirectly bear the expenses of this offer, which include, among other items, SEC registration fees, state “blue sky” qualification fees, printing expenses and the fees assessed by service providers (including the cost of the Fund’s counsel and accountants). We cannot state precisely the amount of any decrease because we do not know at this time how many shares will be subscribed for or what the net asset value per share will be at the pricing date. For example, assuming (i) a net asset value of $1.117 billion (the Fund’s approximate net asset value on June 23, 2006), (ii) a subscription price of $33.47 (which is 95% of the Fund’s approximate net asset value per share on June 23, 2006) and (iii) that all rights are exercised at the estimated subscription price, including the additional shares that may be issued under the over-subscription privilege, the Fund’s net asset value per share (after payment of estimated expenses) would be reduced by approximately $0.53 per share. As of June 23, 2006, the Fund’s net asset value per share was $35.23.

In addition to the economic dilution described above, if you do not exercise all of your rights, you may incur dilution of ownership and voting rights, as well as dilution of your share of any distributions made by the Fund, as a result of this offer. This dilution may occur because you could own a smaller interest in the

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Fund after the offer than you owned prior to the offer. If you do not submit a subscription request pursuant to the over-subscription privilege, you may also experience dilution in your Fund ownership if the Fund offers additional shares for subscription.

See “The Offer—Dilution” and “Risk Factors—Risks Relating to the Offer—As a result of this offer, you will incur immediate economic dilution, and, if you do not exercise all of your rights, you may incur dilution of ownership, voting rights and your share of any distributions made by the Fund.”

You may lose money by investing in the Fund, including the possibility that you may lose all of your investment.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

Among the principal risks of investing in the Fund is market risk, which is the risk that the value of your investment may fluctuate as stock markets fluctuate.

As an investment company that primarily holds common stocks, the Fund’s portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. The Fund may remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. Risks are inherent in investments in equities, and Fund stockholders should be able to tolerate significant fluctuations in the value of their investment in the Fund.

In addition, the Fund may invest up to 20% of its assets in debt securities whose value will tend to decrease as interest rates rise.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program. See “Risk Factors—Risks Related to the Offer—You may lose money by investing in the Fund, including the possibility that you may lose all of your investment.”

Investing in India involves certain risks and special considerations not typically associated with investing in U.S. companies.

Investing in an emerging market such as India, involves certain risks and special considerations not typically associated with investing in the securities of established U.S. companies, including: (i) greater political, economic and social uncertainty; (ii) significantly greater price volatility, substantially less liquidity and much smaller market capitalization of securities markets; (iii) less developed corporate disclosure and governance standards; (iv) greater difficulty in enforcing judgments; (v) restrictions on foreign investment and repatriation of capital; (vi) exchange control regulations; (vii) currency devaluations and exchange rate fluctuations, which may increase the costs associated with conversion of investment principal and income from one currency to another; (viii) higher rates of inflation; and (ix) greater governmental involvement in the economy. These risks are described in more detail under “Risk Factors—Risks Related to the Fund’s Operations.”

In addition, future actions of the Indian Government or religious and ethnic unrest could have a significant impact on the economy, which could adversely affect private sector companies in which the Fund invests. In addition, accounting, auditing and financial reporting standards in India differ from U.S. standards, meaning that disclosure of certain material information may not be made, and less information may be available to the Fund than would be the case if the Fund invested primarily in U.S. issuers. There is also generally less governmental regulation of the securities industry in India than in the United States, and it may be more difficult to obtain a judgment in a court outside the United States. The Fund will be subject to withholding taxes, including withholding taxes imposed on dividends, interest and realized capital gains by the government of India. See “Risk Factors—Risks Related to the Fund’s Operations” and “Taxation.”

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The Fund’s investments in illiquid securities may restrict its ability to dispose of its investments in a timely fashion and at a price approximating the value at which the Fund carries the securities on its books.

The Fund may invest up to 20% of its total assets in illiquid securities, for which there may be no or only a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. The Fund may encounter substantial delays and could incur losses in attempting to resell illiquid securities. See “Additional Investment Activities” and “Risk Factors—Risks Related to the Fund’s Operations—The Fund’s investments in illiquid securities may restrict its ability to dispose of its investments in a timely fashion and at a price approximating the value at which the Fund carries the securities on its books.”

The concentration of the Fund’s investments in specific economic sectors and related industries may expose it to greater risk of loss with respect to its portfolio securities.

From time to time, the Fund may invest a greater proportion of its assets in the securities of companies that are part of specific sectors and related industries of the Indian economy. For example, at March 31, 2004, the Fund maintained approximately 20.3% of its total assets in the securities of Indian companies in the petroleum sector and related industries. The Fund is therefore subject to greater risk of loss with respect to its portfolio securities as a result of its concentration in such sectors and related industries. See “Risk Factors—Risks Related to the Fund’s Operations—The concentration of the Fund’s investments in specific economic sectors and related industries may expose it to greater risk of loss with respect to its portfolio securities.”

A change in the Fund’s tax status could adversely affect the Fund’s return on its investments.

The Fund currently operates through a branch in the Republic of Mauritius to take advantage of favorable tax treatment by the Indian government pursuant to a taxation treaty between India and Mauritius. Recently, the Supreme Court of India upheld the validity of this tax treaty in response to a lower court challenge contesting the treaty’s applicability to entities such as the Fund. Any change in the provision of this treaty or in its applicability to the Fund could result in the imposition of withholding and other taxes on the Fund by India, which would reduce the return to the Fund on its investments. See “Risk Factors—Risks Related to the Fund’s Operations—A change in the Fund’s tax status could adversely affect the Fund’s return on its investments,” “Taxation—U.S. Stockholders” and “Taxation— Mauritian Tax Status.”

In addition, prior to Blackstone Advisors assuming management, the Fund may have failed to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for the taxable year ended December 31, 2004. A provision of $25,507,350 was made for U.S. federal income tax purposes. However, on April 6, 2006, the Fund declared a deficiency dividend (within the meaning of Section 860 of the Internal Revenue Code) of $1.07 per share with respect to its income for the taxable year ending December 31, 2004. As a result of this deficiency dividend, the Fund has reduced its recorded tax liability to approximately $5,000,000. There can be no assurance that the Fund will be able to further reduce the liability. See “Risk Factors—Risks Related to the Fund’s Operations—A change in the Fund’s tax status could adversely affect the Fund’s return on its investments” and “Taxation—The Fund.”

The Fund’s shares have traded and may in the future trade at a discount to net asset value.

Although the Fund’s shares of common stock have recently traded on the NYSE at a premium to their net asset value, the Fund’s shares have in the past traded at a discount to their net asset value. There can also be no assurance that the Fund’s shares will trade at a premium in the future or that the present premium is sustainable. The Fund’s shares have traded at discounts of as much as 40%.

In addition, you should note that shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value will decrease as a result of its investment activities. The Fund cannot predict whether its shares will trade at, above or below net asset value. The Fund is intended primarily for long-term investors and should not be considered as a vehicle for trading purposes. See “Risk Factors—Risks Related to the Fund’s Operations—The Fund’s shares have traded and may trade in the future at a discount to net asset value.”

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The Fund’s “interval fund” structure involves certain risks and special considerations not typically associated with other closed-end funds.

The Fund has adopted an interval fund structure whereby the Fund conducts semi-annual repurchase offers for between 5% and 25% of the Fund’s outstanding common stock. The Fund’s required semi-annual repurchases are likely to continually decrease the overall size of the Fund which could over time: (i) harm investment performance in part by limiting the extent to which the Fund may pursue its investment strategy; (ii) increase the Fund’s expense ratio as the Fund’s assets decrease; and (iii) jeopardize the Fund’s viability and continued existence. Moreover, there are additional risks associated with the Fund’s repurchase offers, including the risk that: (i) if the repurchase offer is over-subscribed, stockholders may be unable to liquidate all or a given percentage of their investment at net asset value during the repurchase offer; (ii) because the Fund expects to liquidate portfolio securities in order to fund repurchase offers, the need to sell such securities may in turn affect the market for such securities and accordingly diminish the value of the Fund’s investments; (iii) share values may decrease as a result of currency fluctuations between the date of tender and the repurchase pricing date; (iv) the repurchase offer may not eliminate any discount, if any, at which the Fund’s shares trade; and (v) due to the potential for proration if the repurchase offer is over-subscribed, some investors may tender more shares than they wish to have repurchased in order to ensure the repurchase of a specific number of shares. See “Risk Factors—Risks Related to the Fund’s Operations—The Fund’s “interval fund” structure involves certain risks and special considerations not typically associated with other closed-end funds” and “Semi-Annual Repurchases of Securities.”

The Fund’s status as a “non-diversified” investment company may expose it to greater risk of loss with respect to its portfolio securities.

The Fund is classified as a “non-diversified” investment company under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), which means that the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), for qualification as a regulated investment company. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, is subject to greater risk of loss with respect to its portfolio securities. See “Risk Factors—Risks Related to the Fund’s Operations—The Fund’s status as a “non-diversified” investment company may expose it to greater risk of loss with respect to its portfolio securities” and “Taxation—The Fund.”

There are no fixed limitations regarding portfolio turnover.

Frequency of portfolio turnover is not a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that its annual portfolio turnover rate will not exceed 150%. For the year ended December 31, 2005, the Fund’s portfolio turnover rate was 50.28%. A high rate of portfolio turnover involves correspondingly greater aggregate payments for brokerage commissions than a lower rate, which expenses must be borne by the Fund and its stockholders, while a lower rate of portfolio turnover involves correspondingly lower aggregate payments and stockholder expenses. See “Risk Factors—Risks Related to the Fund’s Operations—There are no fixed limitations regarding portfolio turnover.”

The extent to which the Fund invests in high yield/high risk and unrated debt may adversely affect the Fund’s performance.

The Fund has not established any rating criteria for the debt securities in which it may invest. Securities rated in medium to low rating categories of nationally recognized statistical rating organizations and unrated securities of comparable credit quality, or “high yield/ high risk securities,” are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher-rated categories. These securities are commonly referred to as “junk bonds.” The value of Indian debt securities held by the Fund may be expected to vary inversely in relation to fluctuations in interest rates in India. See “Risk Factors—Risks Related to the Fund’s Operations—The extent to which the Fund invests in high yield/high risk and unrated debt may adversely affect the Fund’s performance.”

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The Fund’s ability to successfully hedge against financial risks may adversely affect the Fund’s net asset value.

The Fund may purchase and sell options on securities, financial futures, fixed income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, enter into currency transactions, enter into equity swaps and related transactions, enter into securities transactions on a when-issued or delayed delivery basis, enter into repurchase agreements, sell securities short and lend portfolio securities. Hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Manager’s view as to certain market movements is incorrect, the risks that the use of hedging could result in losses greater than if they had not been used. The extent to which the Fund can engage in such investment practices in India may be limited. See “Additional Investment Activities,” “Investment Objective and Policies—Other Investments” “Risk Factors—Risks Related to the Fund’s Operations—The Fund’s ability to successfully hedge against financial risks may adversely affect the Fund’s net asset value” and “Appendix A: General Characteristics and Risks of Hedging.”

The extent to which the Fund utilizes leverage to hedge against financial risks may increase its expenses and adversely affect the Fund’s performance.

Although the Fund has no present intention to do so to any significant extent, the Fund may utilize leverage by borrowing or by issuing preferred stock or short-term debt securities in an amount up to 25% of the Fund’s total assets. Leverage by the Fund creates an opportunity for increased return but, at the same time, creates special risks. For example, leverage may exaggerate changes in the net asset value of the Fund’s common stock and in the return on the Fund’s portfolio. Although the principal of any leverage will be fixed, the Fund’s assets may change in value during the time the leverage is outstanding. Leverage will create expenses for the Fund that can, during any period, exceed the income from the assets acquired with the proceeds of the leverage. All expenses associated with leverage would be borne by common stockholders. Furthermore, an increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the value of the Fund’s securities. The Fund may also borrow by entering into reverse repurchase agreements, which will subject the Fund to additional market risk, as well as credit risk with respect to the buyer of the securities under such an agreement. See “Risk Factors—Risks Related to the Fund’s Operations—The extent to which the Fund utilizes leverage to hedge against financial risks may increase its expenses and adversely affect the Fund’s performance.”

The anti-takeover provisions in the Fund’s charter and amended and restated by-laws and certain provisions of Maryland law may limit your ability to sell your shares at a premium.

The Fund’s charter and amended and restated by-laws and Maryland law contain certain anti-takeover provisions that, among other things, may have the effect of inhibiting the Fund’s possible conversion to open-end status and delaying or limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions may also inhibit the ability of holders of common stock to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Fund’s Board of Directors has determined that these provisions are in the best interests of the Fund and its stockholders. See “Risk Factors—Risks Related to the Fund’s Operations—The anti-takeover provisions in the Fund’s charter and amended and restated by-laws and certain provisions of Maryland law may limit your ability to sell your shares at a premium.”

The operating expenses of the Fund may be higher than investment companies that invest primarily in the securities of U.S. companies.

The Fund’s estimated annual operating expenses may be higher than those of most other investment companies that invest predominately in the securities of U.S. companies, primarily because of the additional time and expense required of the Investment Manager and the Country Adviser in pursuing the Fund’s objective of long-term capital appreciation through investing in equity securities of Indian companies. Investments in Indian equity securities require additional time and expense because the available public information regarding such securities is more limited in comparison to, and not as comprehensive as, the information available for U.S. equity securities. In addition, brokerage commissions, custodial fees and other fees are generally higher for investments in foreign securities markets. As a result of these higher expected

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operating expenses, the Fund needs to generate higher relative returns to provide investors with an equivalent economic return. See “Risk Factors—Risks Related to the Fund’s Operations—The operating expenses of the Fund may be higher than investment companies that invest primarily in the securities of U.S. companies.”

Future market disruptions resulting from terrorist attacks in the United States and elsewhere or U.S. military action abroad could negatively and adversely affect the market for the Fund’s common stock.

Terrorist attacks and related events have led to increased short-term market volatility. Moreover, the ongoing U.S. military and related action in Iraq and other events in the Middle East could have significant adverse effects on U.S. and world economies and markets. The Fund does not know how long the securities markets will continue to be affected by these and other geopolitical events and cannot predict the effects of military action or similar events in the future on the U.S. economy and securities markets. A disruption of the U.S. or world financial markets could affect interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Fund’s common stock. See “Risk Factors—Risks Related to the Fund’s Operations—Future market disruptions resulting from terrorist attacks in the United States and elsewhere or U.S. military action abroad could negatively and adversely affect the market for the Fund’s common stock.”

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SUMMARY OF EXPENSES

Stockholder transaction expenses
Sales load	None
Dividend reinvestment and cash purchase plan fees	*
Repurchase offer fees	2.00%	**
Offering costs (1)	0.04%
Annual expenses (as a percentage of average net assets attributable to common stock)
Management fees (2)	0.95%
Interest payments in borrowed funds	None
Other expenses (3)	3.01%
Income taxes (4)	2.64%
Other	0.37%
Total annual expenses (3)(4)	3.96%

Example (4)

The following example demonstrates the projected dollar amount of total cumulative expense that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by the Fund of investment management and advisory fees and other expenses at the levels set forth in the above table.

	1 Year	3 Years	5 Years	10 Years

You will pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$40	$121	$203	$417

*
Participants in the Fund’s dividend reinvestment and cash purchase plan pay only transaction-based charges. Actual costs will vary for each participant depending on the nature and number of transactions made. See “Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan.”

**	Participants in the Fund’s repurchase offers pay a repurchase fee of up to 2% of the value of the shares repurchased. See “Semi-Annual Repurchases of Securities.”
(1)
These costs include those incurred in connection with this offer, which are estimated at $644,235.15, or approximately 0.19% of the total estimated net proceeds of the offer without giving effect to the issuance of additional shares pursuant to the over-subscription privilege.

(2)
The percentage shown is based upon the net assets of the Fund at June 16, 2006 and after giving effect to this offer (excluding the issuance of additional shares pursuant to the over-subscription privilege) and reflects the effects of breakpoints in the management fee schedule for assets in excess of $500 million.

(3)
Based upon estimated expenses for the current fiscal year after giving effect to this offer (excluding the issuance of additional shares pursuant to the over-subscription privilege). Total expenses for the fiscal year ended December 31, 2005 were 1.49% of average net assets before income taxes and 4.13% of average net assets after income taxes.

(4)
The percentage shown reflects a provision made for U.S. Federal income tax purposes in the Fund’s 2005 financial statements. See “Taxation.” As it is the Fund’s intention to continue to qualify as a regulated investment company under the Internal Revenue Code, the Fund does not anticipate paying U.S. Federal income or excise taxes in 2006. Without this expense, the Fund’s total annual expenses are estimated to be 1.32%. Also, without this expense, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return: $13 over one year, $42 over three years, $72 over five years and $159 over ten years.

This example further assumes that the percentage amounts listed under Annual Expenses in the table above remain the same in the years shown, the reinvestment of all dividends and distributions at net asset value and the full exercise of all the rights. The above tables and the assumption in the example of a 5% annual return and reinvestment at net asset value are required by regulation of the U.S. Securities and Exchange Commission, which we refer to as the “SEC,” and are applicable to all investment companies, and the assumed 5% annual return is not a prediction of, and does not represent, the projected performance of the

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Fund’s common stock. In addition, although the example assumes reinvestment of all distributions at net asset value, this may not be the case for participants in the dividend reinvestment and cash purchase plan. See “Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan.”

We have prepared the foregoing table and example to assist you in understanding the various costs and expenses that you will bear, directly or indirectly. You should not consider this example or the foregoing table as a representation of future expenses or rate of return. The Fund’s actual expenses may be more or less than those shown.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods presented and reflects financial results for a single Fund share. The information for each of the years presented, except for “Total Investment Return Based on Net Asset Value,” has been derived from financial statements audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose report is included in the Fund’s financial statements which are incorporated by reference in this prospectus. The following information should be read in conjunction with the financial statements and notes, which legally form a part of this prospectus and are available upon request.

	Years ended December 31,

	2005**	2004	2003	2002	2001

Per Share Operating Performance
Net asset value, beginning of period	$28.47	$23.76	$12.72	$11.93	$16.18

Net investment income (loss)	0.04 (1)	0.08 (1)	0.11 (1)	0.09	0.07
Net realized and unrealized gain (loss) on investments, foreign currency holdings, and translation of other assets and liabilities denominated in foreign currency	11.35	6.14	11.00 (1)	0.76	(4.29)
Income tax expense	(0.80) (2)	—	—	—	—

Net increase (decrease) from investment operations	10.59	6.22	11.11	0.85	(4.22)

Less: dividends and distributions
Net investment income	(0.06)	(0.01)	(0.13)	(0.09)	(0.07)
Short term capital gains	(0.51)	—	—	—	—
Long term capital gains	(3.89)	(1.51)	—	—	—

Total dividends and distributions	(4.46)	(1.52)	(0.13)	(0.09)	(0.07)

Capital Share Transactions
Anti-dilutive effect of Share Repurchase Program	(0.01)	0.01	0.06	0.01	0.04
Anti-dilutive effect of Tender Offer	—	—	—	0.02	—
Dilutive effect of Rights Offer	(0.52)	—	—	—	—

Total capital share transactions	(0.53)	0.01	0.06	0.03	0.04

Net asset value, end of period	$34.07	$28.47	$23.76	$12.72	$11.93

Per share market value, end of period	$39.73	$29.63	$25.20	$10.59	$9.50
Total investment return based on market value (3)	49.32%	23.51%	139.04%	12.36%	(20.69)%
Total investment return based on net asset value (3)	35.12%	26.34%	88.44%	10.79%	(27.70)%

Ratios/Supplemental Data
Net assets, end of period (in 000s)	$1,083,714	$644,672	$556,811	$350,838	$366,491
Ratios of expenses after income taxes to average net assets	4.13%	1.64%	1.76%	1.73%	1.70%
Ratios of expenses before income taxes to average net assets	1.49%	1.64%	1.76%	1.73%	1.70%
Ratios of net investment income (loss) to average net assets	0.12%	0.33%	0.72%	0.65%	0.57%
Portfolio turnover	50.28%	35.90%	33.89%	39.36%	16.06%

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	Years ended December 31,

	2000	1999	1998	1997*	1996

Per Share Operating Performance
Net asset value, beginning of period	$23.21	$8.85	$8.11	$7.56	$8.94

Net investment income (loss)	(0.16)	(0.10)	(0.03)	(0.03)	0.02
Net realized and unrealized gain (loss) on investments, foreign currency holdings, and translation of other assets and liabilities denominated in foreign currency	(7.27)	14.36	0.77	0.58	(1.39)

Income tax expense	—	—	—	—	—

Net increase (decrease) from investment operations	(7.43)	14.26	0.74	0.55	(1.37)

Less: dividends and distributions
Dividends from net investment income	—	—	—	—	(0.01)
Distributions from net realized gains	—	—	—	—	—

Total dividends and distributions	—	—	—	—	(0.01)

Capital Share transactions
Anti-dilutive effect of Share Repurchase Program	0.40	0.10	—	—	—
Anti-dilutive effect of Tender Offer	—	—	—	—	—
Dilutive effect of Rights Offer	—	—	—	—	—

Total capital share transactions	0.40	0.10	—	—	—

Net asset value, end of year	$16.18	$23.21	$8.85	$8.11	$7.56

Per share market value, end of year	$12.06	$16.75	$6.31	$7.37	$7.62
Total investment return based on market value (3)	(27.99)%	165.35%	(14.41)%	(3.28)%	(14.08)%
Total investment return based on net asset value (3)	(30.29)%	162.26%	9.12%	7.28%	(15.34)%

Ratios/Supplemental Data
Net assets, end of period (in 000s)	$504,769	$768,948	$300,523	$275,814	$257,156
Ratios of expenses after income taxes to average net assets	1.59%	1.84%	2.03%	1.98%	2.03	%(4)
Ratios of expenses before income taxes to average net assets	1.59%	1.84%	2.03%	1.98%	2.03	%(4)
Ratios of net investment income (loss) to average net assets	(0.75)%	(0.68)%	(0.34)%	(0.37)%	0.22	%(4)
Portfolio turnover	19.24%	18.65%	28.85%	42.61%	33.57%

*	Barclays Global Investors International Inc., formerly known as Barclays de Zoete Wedd Investment Management Inc., served as the Fund’s investment adviser until August 1, 1997.
**
Advantage Advisers, Inc. (“Advantage Advisers”), a subsidiary of Oppenheimer Asset Management Inc. and an affiliate of Oppenheimer & Co. Inc. served as the Fund’s investment adviser from August 1, 1997 to December 4, 2005.

(1)	Based on average shares outstanding.
(2)
A provision of $25,507,350 has been made for U.S. Federal income tax purposes in the Fund’s 2005 financial statements. This provision has been made as the Fund may not have qualified as a regulated investment company under Subchapter M of the Internal Revenue Code for the taxable year ended December 31, 2004. See “Taxation—The Fund.”

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(3)
Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported, except that for the period ended December 31, 1994, total investment return is based on a beginning of period price of $14.02 (initial offering price of $15.00 less underwriting discount of $0.98). Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized.

(4)
Includes expense waivers by The Bank of New York, as custodian. If such expenses had not been waived, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 2.12% and 0.13%, respectively, for the year ended December 31, 1996.

THE FUND

The Fund, which was incorporated in Maryland on December 27, 1993, is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies. Under normal market conditions, at least 80% of the Fund’s total assets are invested in the equity securities of Indian companies. These are fundamental policies that may not be changed without the approval of a majority of the Fund’s outstanding voting securities. The Fund cannot assure that its investment objective will be realized. Due to the risks inherent in international investments generally, you should consider the Fund as a vehicle for investing a portion of your assets in foreign securities markets and not as a complete investment program.

INVESTMENT IN INDIA

The Fund’s investment objective and policies reflect the Investment Manager’s opinions that economic and political developments and changes in the last several years have well positioned India to experience a period of significant economic growth. The Investment Manager believes that India should grow as an economic force over the next ten years and that investment in its securities markets offers significant potential returns. For a detailed description of India and its securities market, see “Appendix B: Republic of India” and “Appendix C: The Indian Securities Market.”

Background

Foreign investment in Indian securities is regulated by the Foreign Exchange Management Act, 1999 and the rules, regulations and notifications issued thereunder. This Act is the principal legislation that governs foreign investment and foreign exchange transactions in India.

In 2000, the Reserve Bank of India issued the Indian Foreign Exchange Management (Transfer or Issue of Security by a Person Resident Outside India) Regulations, 2000, which we refer to as the “FEMA regulations,” to regulate the issue of Indian securities to persons who reside outside India and the transfer of Indian securities by or to such persons. As a non-resident of India, the Fund must comply with FEMA Regulations. Under the FEMA regulations, a foreign investor may invest in Indian securities through the foreign direct investment route. Under the foreign direct investment route, investment may be made through the “automatic” route, which does not require the prior approval of the Reserve Bank of India/Foreign Investment Promotion Board, subject to certain conditions, or through the “approval” route, which requires the prior permission of the Reserve Bank of India/Foreign Investment Promotion Board but which is nonetheless subject to government-imposed foreign investment restrictions in certain economic sectors. The FEMA regulations also prescribe rules for the transfer of Indian securities between foreign, domestic, Indian and non-Indian security holders. Such transfers often require the approval of either the Indian government or the Reserve Bank of India.

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Investments by Foreign Institutional Investors

A foreign investor may also invest in Indian securities through the foreign institutional investment route. Foreign institutional investors and sub-accounts thereof are regulated by the Securities and Exchange Board of India (Foreign Institutional Investors) Regulations, 1995 which we refer to as the “FII Regulations”.

Foreign institutional investors and sub-accounts wishing to invest and trade in Indian securities in India are required to register with SEBI and obtain special permission from the Reserve Bank of India. Once qualified under applicable Indian law, a foreign institutional investor or its sub-account, subject to the restrictions noted below, may:

•	buy and sell securities of Indian companies;

•	realize capital gains on investments;

•	participate in rights offerings for shares;

•	appoint a domestic custodian for custody of investments made; and

•	repatriate capital, capital gains, dividends, interest income and any proceeds received in connection with the sale of Indian securities.

Under applicable Indian law, a foreign institutional investor or a sub-account may only invest in the following Indian securities:

•	securities in the primary and secondary Indian markets including shares, debentures and warrants of Indian companies;

•	securities of Indian mutual funds;

•	government securities;

•	derivatives traded on a recognized Indian stock exchange; and

•	commercial paper.

Investments by all foreign institutional investors and sub-accounts under the FEMA Regulations in the primary and secondary markets are subject to an aggregate ceiling of 24% of the equity capital or the value of each series of convertible debentures of any Indian company, with certain exceptions. This ceiling can be increased to the applicable statutory cap by a board resolution of the Indian company. The ceiling would apply to the total holdings of foreign institutional investors collectively in an Indian company. The FII Regulations prescribe that each broad based foreign institutional investor investing on its own behalf or on the behalf of its sub-account (broad based) can invest up to 10% of the equity capital of an Indian company. A foreign corporate or individual sub-account can invest only up to 5% of the equity capital of an Indian company. Investments by the foreign institutional investor made in its own behalf would be registered in the name of the foreign institutional investor while investments by the sub-accounts in Indian securities may be registered in the name of either the foreign institutional investor or the sub-account.

Foreign institutional investors are also limited in their ability to invest in certain industries, such as the banking sector. In such industries, there is often a ceiling on total foreign holdings, against which holdings of foreign institutional investors are counted. To the extent that the ceiling has been reached in that industry, further investment by foreign institutional investors may not be permitted.

If a foreign institutional investor or a sub-account wishes to invest in securities through the Indian secondary market, it must, with certain exceptions, conduct its securities transactions through brokers certified by SEBI.

With some exceptions, the total investments in equity and equity-related instruments, such as convertible debentures and tradeable warrants, made by a foreign institutional investor, whether on account of itself or its sub-accounts, cannot be less than 70% of the aggregate of all the investments of the foreign institutional investor in India, made on its own or through its various sub-accounts. Additionally, applicable Indian law

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imposes aggregate investment limitations on the dollar amount of certain Indian securities held by a foreign institutional investor.

A foreign institutional investor or a sub-account may issue, deal in or hold any off-shore derivative instruments such as participatory notes, equity-linked notes or other similar instruments against underlying securities listed or proposed to be listed on an Indian stock exchange, only to entities which are regulated by a relevant regulatory authority in the country of their incorporation or establishment, subject to the compliance of “know your client” requirements. Further such off-shore derivative instruments shall not be issued to, (i) any unregulated entity, (ii) persons resident in India, (iii) non-resident Indians, (iv) overseas corporate bodies which are owned or controlled by non-resident Indians, or (v) persons of Indian origin. Further, a foreign institutional investor/sub-account shall ensure that there is no further downstream issue or transfer of any offshore derivative instrument to any person other than a regulated entity. Moreover, a foreign institutional investor is required to disclose periodically certain information relating to off-shore derivative instruments entered into by such foreign institutional investor or its sub-accounts with respect to Indian securities such as the name of the parties involved, and the principal terms of, such off-shore derivative transactions.

SEBI rules impose limits on ownership by (i) “persons resident in India,” (ii) “non-resident Indian,” (iii) “persons of Indian origin” or (iv) “overseas corporate bodies” of shares of certain foreign institutional investor sub-accounts. See “Appendix C—Regulatory Structure—Restricted Persons.” Such limits could apply to Fund shares.

At present, foreign institutional investor registrations are granted for five-year periods and may be renewed for further five-year periods by SEBI. The registration for each sub-account must be renewed upon renewal of the relevant registration if the sub-account intends to continue investing in India. The Investment Manager is registered with SEBI as a foreign institutional investor to invest in India on behalf of the Fund, its sub-account, and its other approved clients. If not renewed, the Investment Manager will explore other avenues of investment which may be available at that time, which may include a trust or other arrangement for investment established under Indian law.

Registered foreign institutional investors and sub-accounts are generally subject to tax under Section 115AD of the Indian Income Tax Act of 1961. There is uncertainty under Indian law as to the tax regime applicable to foreign institutional investors or sub-accounts that hold and trade in American depositary shares. See “Taxation—Indian Taxes.”

Pricing Regulations in Relation to Acquisition of Shares Through Secondary Purchase

Generally, for transfers of shares between residents and non-residents resulting from purchase or sale transaction, no prior permission of the Foreign Investment Promotion Board or the Reserve Bank of India is required if the transfer of shares is done in compliance with the guidelines issued by the Reserve Bank of India and the price for such transfer is in accordance with the pricing guidelines issued by the Reserve Bank of India. The Reserve Bank of India pricing guidelines prescribe a floor price in relation to transfer of shares from a resident to a nonresident, and a cap in relation to the transfer of shares from a non-resident to a resident.

Exchange Controls

A foreign institutional investor or its sub-account may open both foreign currency denominated accounts and “special non-resident rupee” accounts with Indian banks, and any amount that the investor or its sub-account transfers between these accounts may occur at the prevailing rate of exchange. However, under rules and policies promulgated by the Reserve Bank of India, a foreign institutional investor or its sub-account may only invest in Indian securities out of its special non-resident rupee account. In addition, it may only repatriate amounts from its foreign currency account after its designated bank or custodian has deducted and paid all withholding taxes relating to any capital gains.

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THE OFFER

Terms of the Offer

The Fund is offering to stockholders of record as of the close of business on July 3, 2006 non-transferable rights to subscribe for 10,565,220 shares of common stock of the Fund. The Fund may increase the number of shares of common stock subject to subscription by up to 25% of the shares, or up to 2,641,305 additional shares, for an aggregate total of 13,206,525 shares.

Each stockholder is being issued one right for each whole share of common stock owned on the record date. The rights entitle you to acquire at the subscription price one share for each three rights held. You need three rights to purchase one share at the subscription price. The Fund will not issue fractional shares upon the exercise of less than three rights.

Rights may be exercised at any time during the subscription period, which commences on July 3, 2006 and ends at 5:00 p.m., Eastern daylight time, on August 4, 2006, unless extended by the Fund to not later than August 11, 2006 or terminated early as described herein (such date, as it may be extended, is referred to in this prospectus as the “expiration date,” and such period, as it may be extended, is referred to in this prospectus as the “subscription period”). See “—Expiration, Extension and Early Termination of the Offer” below. A stockholder’s right to acquire one additional share for each three rights held during the subscription period at the subscription price is referred to as the “primary subscription.” The rights are evidenced by subscription certificates, which will be mailed to subscribing stockholders.

In addition, any stockholder who fully exercises all rights issued to him or her is entitled to subscribe for additional shares, which were not otherwise subscribed for in the primary subscription, at the subscription price, which we refer to as the “over-subscription privilege.” Shares acquired pursuant to the over-subscription privilege are subject to allotment and may be subject to increase, which is more fully discussed below under “—Over-Subscription Privilege.”

The subscription price will be equal to 95% of the net asset value per share of the Fund’s common stock at the close of business on the date on which the offer expires.

Because the expiration date and the date upon which the price of the rights will be determined will be the same date, stockholders who exercise their rights will not know the purchase price of the shares when they make their investment decision. If the market price of the Fund’s common stock is below the subscription price, it may not be in your interest to participate in this offering. Once you subscribe for shares and the Fund receives payment or a guarantee of payment, you will not be able to change your decision.

The rights are non-transferable. Therefore, only the underlying shares, and not the rights, will be listed for trading on the NYSE.

Purposes of the Offer

The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its stockholders to increase the assets of the Fund through this offer.

In consultation with the Investment Manager, the board determined that this offer may provide the following benefits:

•	A greater ability to take advantage of investment opportunities without being required to sell current portfolio positions that the Investment Manager believes should be retained.

•	Additional investment flexibility, including the ability to diversify the Fund by investing in a greater number of mid-capitalization companies.

•	Additional opportunity to capitalize on attractive investment opportunities in India, including initial public offerings, privatizations and preferential allotments.

•	Improved market visibility for the Fund.

•	Improved liquidity of the trading market for the Fund’s shares on the NYSE.

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•
An opportunity for existing stockholders by providing them with an opportunity to purchase additional shares potentially at a price below the current market price without incurring significant transaction costs.

Prior to reaching this conclusion, the Fund’s Board of Directors, in consultation with the Investment Manager and others, reviewed the structure, timing and terms of this offer, as well as its dilutive effect on both stockholders who exercise their rights and those who do not and other potentially adverse consequences resulting from this offer. The Board of Directors also considered the fact that the Fund’s semi-annual repurchase offers will tend to diminish assets over time and that that diminution in assets will offset in whole or in part the potential benefits discussed above. After careful consideration, the Board of Directors voted unanimously to approve the terms of this offer. However, there can be no assurance that the offer will provide any of the benefits listed above.

Two of the Fund’s Directors who voted to authorize this offer are affiliated with the Investment Manager and the Country Adviser, and therefore could benefit indirectly from this offer. The other six Directors are not “interested persons” of the Fund within the meaning of the 1940 Act. Subject to certain conditions as noted above, the Investment Manager, as well as the Country Adviser, may also benefit from this offer because their fees will be based on the net assets of the Fund. The Fund’s Board of Directors considered this in its evaluation of the offer and determined that, in its business judgment, these increased fees were offset by the potential benefits of the offer to the Fund and its stockholders. See “Investment Management and Other Services.” It is not possible to state precisely the amount of additional compensation the Investment Manager and the Country Adviser might receive as a result of this offer because it is not known how many shares will be subscribed for and because the proceeds of this offer will be invested in additional portfolio securities, which will fluctuate in value. However, assuming that the value of the Fund’s assets remained constant prior to the offer at $1.117 billion (its approximate value as of June 23, 2006) and after the offer at $1.558 billion (which assumes that all rights are exercised at the estimated subscription price, including the additional shares that may be issued under the over-subscription privilege), the annual compensation received by the Investment Manager and the Country Adviser would increase by approximately $4.548 million (including fees paid to the Investment Manager in its capacity as the Fund’s Administrator) and $441,400, respectively. The Country Adviser’s fee is paid by the Investment Manager and not directly by the Fund.

The Fund has no current plans to make additional rights offerings. However, the Fund may, in the future, choose to make additional rights offerings if the Fund’s Board of Directors determines that a rights offering would be in the best interests of the Fund and its stockholders and would result in a net benefit to the stockholders. Any such future rights offerings, if any, will be made in accordance with the then-applicable requirements of the 1940 Act and the U.S. Securities Act of 1933, as amended (the “1933 Act”).

There can be no assurance that the Fund or its stockholders will achieve any of the foregoing objectives or benefits through this offer.

Over-Subscription Privilege

If some stockholders as of the record date do not exercise all of the rights initially issued to them, any shares for which subscriptions have not been received from stockholders will be offered by means of the over-subscription privilege to those stockholders as of the record date who have exercised all of the rights initially issued to them and who wish to acquire additional shares. Stockholders who exercise all of the rights initially issued to them should indicate on the subscription certificate how many shares they are willing to acquire through this over-subscription privilege. If sufficient shares are available, all over-subscription requests will be honored in full. If sufficient shares are not available to honor all requests for over-subscription, the Fund may increase the number of shares available by up to 25%, or 2,641,305 shares in order to satisfy over-subscription requests.

To the extent that there are not sufficient shares to honor all over-subscription requests, the available shares will be allocated among those who over-subscribe based on the number of rights originally issued to them by the Fund, so that the number of shares issued to stockholders who subscribe through the over-subscription privilege will generally be in proportion to the number of shares of the Fund owned by them on the record date. The percentage of remaining shares each over-subscribing stockholder may acquire may be

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rounded down to the nearest whole share to result in delivery of whole shares. The allocation process may involve a series of allocations in order to ensure that the total number of shares available for over-subscriptions is distributed, as nearly as may be practicable, on a pro rata basis. The Fund will not offer or sell any shares that are not subscribed for through the primary subscription or the over-subscription privilege.

Subscription Price

The subscription price will be equal to 95% of the net asset value per share of the Fund’s common stock at the close of business on the date on which the offer expires.

The Fund announced the offer after the close of business on April 7, 2006. The last reported sale price of a share of the Fund’s common stock on the NYSE on April 7, 2006 and June 23, 2006 was $51.43 and $44.98, respectively. The net asset value per share at the close of business on April 7, 2006 and June 23, 2006 was $43.86 and $35.23, respectively.

Rights May Not Be Purchased or Sold

The rights are non-transferable. You may not purchase or sell them. The rights will not trade on the NYSE or any other exchange. The shares to be issued upon the exercise of the rights, however, will trade on the NYSE under the symbol “IFN.” If you do not exercise your rights before the conclusion of this offer, your rights will expire without value.

Expiration, Extension and Early Termination of the Offer

The expiration date is 5:00 p.m., Eastern daylight time, on August 4, 2006, unless extended by the Fund to not later than August 11, 2006 or terminated early as described herein. The Fund may elect to extend the offer in order to, among other things, increase potential stockholder participation in the offer or allow stockholders additional time to evaluate the terms of the offer. Moreover, the Fund may extend the offer upon the occurrence of the events described below under “—Notice of Net Asset Value Decline—Possible Suspension or Withdrawal of the Offer.”

The rights will expire on the expiration date and may not be exercised after that date. Because the expiration date and the date upon which the price of the rights will be determined will be the same date, stockholders who exercise their rights will not know the purchase price of the shares when they make their investment decision. Once you subscribe for shares and the Fund receives payment or a guarantee of payment, you will not be able to change your decision except as provided under “—Notice of Net Asset Value Decline—Possible Suspension or Withdrawal of the Offer.”

The Fund may elect to terminate the offer early if, in the judgment of the Fund’s Board of Directors, market circumstances significantly change and the Fund’s board determines that the offer no longer constitutes a net benefit to the Fund or the Fund’s stockholders. In such event, the Fund’s board would likely determine that the risks associated with proceeding with the offer would be greater to the Fund and the Fund’s stockholders than the risks associated with early termination, which risks could include negative public perception of the Fund and a negative impact on the Fund’s performance.

Subscription Agent

The subscription agent for this offer is The Colbent Corporation, which will receive, for its administrative, processing, invoicing and other services as subscription agent, an estimated fee of $109,000 and reimbursement for all out-of-pocket expenses related to this offer. Stockholder inquiries may be directed to Georgeson Shareholder Communications Inc., the information agent, toll-free at 1-866-297-1264.

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THE SIGNED SUBSCRIPTION CERTIFICATES SHOULD BE SENT TO THE COLBENT CORPORATION, by one of the following methods:

By Express Mail or
By First Class Mail:	Overnight Courier:

The Colbent Corporation Attn: The India Fund, Inc. P.O. Box 859208 Braintree, MA 02185-9208	The Colbent Corporation Attn: The India Fund, Inc. 161 Bay State Drive Braintree, MA 02184-5203

The Fund will only accept subscription certificates actually received on a timely basis. If you deliver the certificates to an address other than as set forth above, that delivery will not be effective.

Information Agent

Any questions or requests for assistance may be directed to the information agent at its telephone number listed below:

Georgeson Shareholder Communications Inc.
Toll Free: 1-866-297-1264

Stockholders may also call their nominees, who hold shares for the account of others, for information with respect to this offer.

The Fund will pay an estimated fee of $48,000 to Georgeson Shareholder Communications Inc. and reimburse it for all out-of-pocket expenses related to its services as information agent.

Method for Exercising Rights

Rights may be exercised by stockholders who fill in and sign the accompanying subscription certificate and mail it in the envelope provided or deliver the completed and signed subscription certificate to the subscription agent, together with any required payment for the shares as described below under “—Payment for Shares.” Rights may also be exercised by a stockholder contacting his or her broker, bank or trust company, which can arrange, on the stockholder’s behalf, to guarantee delivery, using a “notice of guaranteed delivery,” of a properly completed and executed subscription certificate and payment for the shares. The broker, bank or trust company may charge a fee for this service. Fractional shares will not be issued. Completed subscription certificates must be received by the subscription agent prior to 5:00 p.m., Eastern daylight time, on the expiration date (unless payment is to be effected by means of a notice of guaranteed delivery at the offices of the subscription agent. See “—Payment for Shares.”

Depending on your status, the following methods of delivery should be used:

•
For stockholders who are record owners.     Stockholders who are record owners can choose between either option set forth below under “—Payment for Shares.” If time is of the essence, option (1) set forth below under “—Payment for Shares” will permit delivery of the subscription certificate and payment after the expiration date.

•
For investors whose shares are held through a nominee.     Stockholders whose shares are held by a nominee such as a broker, bank or trust company must contact that nominee to exercise their rights. In that case, the nominee will complete the subscription certificate on behalf of the stockholder and arrange for proper payment by one of the methods set forth below under “—Payment for Shares.”

•
For nominees.     Nominees, who hold shares for the account of others, should notify the respective beneficial owners of such shares as soon as possible to ascertain the beneficial owners’ intentions and to obtain instructions with respect to the rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the subscription agent, together with the proper payment described below under “—Payment for Shares.”

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Payment for Shares

Stockholders who acquire shares in the primary subscription or pursuant to the over-subscription privilege may choose between the following methods of payment:

(1)
If, prior to 5:00 p.m., Eastern daylight time, on the expiration date, the subscription agent has received a notice of guaranteed delivery from a bank, trust company or a NYSE member firm guaranteeing delivery of (a) payment of the full subscription price for the shares subscribed for in the primary subscription and any additional shares subscribed for through the over-subscription privilege and (b) a properly completed and executed subscription certificate, the subscription will be accepted by the subscription agent. The bank, trust company or NYSE member firm may charge you a fee for this service. The subscription agent will not honor a notice of guaranteed delivery if a properly completed and executed subscription certificate is not received by the subscription agent by the close of business on August 9, 2006.

(2)
Alternatively, a record owner can send payment for the shares acquired in the primary subscription, together with the subscription certificate, to the subscription agent based on an estimated subscription price of $33.47 per share. To be accepted, such payment, together with the subscription certificate, must be received by the subscription agent prior to 5:00 p.m., Eastern daylight time, on the expiration date.

If the second method described above is used, payment by check must accompany any subscription certificate for the subscription certificate to be accepted.

If the market price of the Fund’s common stock is below the subscription price, it may not be in your interest to participate in this offering. You will have no right to rescind your subscription after receipt of your payment for shares by the subscription agent, except as provided below under “—Notice of Net Asset Value Decline/Possible Suspension or Withdrawal of the Offer.”

The subscription agent will deposit all checks received by it prior to the final due date into a segregated interest bearing and insured account at a non-affiliated bank pending distribution of the shares. Interest will accrue to the benefit of the Fund regardless of whether shares are issued by the Fund.

The method of delivery of subscription certificates and payment of the subscription price to the Fund will be at your election and risk, but, if sent by mail, we recommend that you send the subscription certificates and payment by registered mail, properly insured with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Fund prior to 5:00 p.m., eastern daylight time, on the expiration date. The Fund reserves the right not to accept your payment if payment is not received in a timely fashion. You are therefore strongly encouraged to pay, or arrange for payment, by means of a certified or bank cashier’s check.

A confirmation will be sent by the subscription agent to each stockholder (or, if the Fund’s shares on the record date are held by a nominee, to such nominee) by August 16, 2006, showing:

•	the number of shares acquired pursuant to the primary subscription;

•	the number of shares, if any, acquired through the over-subscription privilege;

•	the per share and total purchase price for the shares; and

•
any additional amount payable by the stockholder to the Fund or any excess to be refunded by the Fund to the stockholder, in each case based on the subscription price as determined on the Pricing Date.

In the case of any stockholder who exercises his or her right to acquire shares pursuant to the over-subscription privilege, any excess payment which would otherwise be refunded to the stockholder will be applied by the Fund toward payment for additional shares acquired pursuant to exercise of the over-subscription privilege. Any additional payment required from a stockholder must be received by the subscription agent by August 23, 2006. Any excess payment to be refunded by the Fund to a stockholder will be mailed by the subscription agent to such stockholder as promptly as possible after August 23, 2006. All

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payments by a stockholder must be made in United States dollars by money order or check drawn on a bank located in the United States of America and payable to The India Fund, Inc.

Issuance and delivery of certificates for the shares purchased are subject to collection of checks and actual payment through any notice of guaranteed delivery.

If a stockholder who acquires shares pursuant to the primary subscription or over-subscription privilege does not make payment of all amounts due by August 23, 2006, the Fund reserves the right, among other things, to:

•	find other purchasers for such subscribed and unpaid shares; and/or

•
apply any payment actually received by it toward the purchase of the greatest number of whole shares which could be acquired by such stockholder upon exercise of the primary subscription and/or over-subscription privilege.

All questions concerning the timeliness, validity, form and eligibility of any exercise of rights will be determined by the Fund, whose determinations will be final and binding. The Fund may, in its sole discretion, waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

Notice of Net Asset Value Decline/Possible Suspension or Withdrawal of the Offer

The Fund has, as required by the SEC, undertaken to suspend this offer until it amends this prospectus if, subsequent to the effective date of the Fund’s Registration Statement, the Fund’s net asset value declines more than 10% from its net asset value as of the effective date. Accordingly, the Fund will notify stockholders of any such decline and thereby permit them to cancel their exercise of rights.

Delivery of Share Certificates

Participants in the Fund’s dividend reinvestment and cash purchase plan will have any shares acquired in the primary subscription and pursuant to the over-subscription privilege credited to their accounts in the plan. Stock certificates will not be issued for shares credited to plan accounts. Stockholders whose shares are held of record by a nominee on their behalf will have any shares acquired in the primary subscription and pursuant to the over-subscription privilege credited to the account of such nominee. For all other stockholders, the Fund will issue stock certificates for shares acquired through subscription only upon request made at the time of exercise of the rights. If a request is made, stock certificates will be mailed promptly after August 23, 2006 and after full payment for the subscribed shares has been received and cleared. If a stockholder holds shares in more than one account, each account will be treated as a separate holder for purposes of the offer.

Restrictions on Foreign Stockholders

The Fund will not mail subscription certificates to stockholders whose record addresses are outside the United States. PFPC Inc. will hold the rights to which subscription certificates relate for foreign stockholders accounts until instructions are received to exercise the rights. If no instructions are received prior to the expiration date, which is August 4, 2006, the rights will expire. Foreign stockholders holding shares through a U.S. broker-dealer should contact the broker-dealer regarding this offer.

United States Federal Income Tax Consequences of the Offer

Stockholders who receive rights pursuant to this offer will not recognize taxable income for United States federal income tax purposes upon their receipt of the rights. If rights issued to a stockholder expire without being exercised, no basis will be allocated to such rights, and the stockholder will not recognize any gain or loss for U.S. federal income tax purposes upon such expiration.

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Provided that the fair market value of the rights distributed pursuant to this offer is less than 15% of the fair market value of the Fund’s common stock at the time of distribution (which the Fund expects will be the case), the tax basis of a stockholder’s common stock will remain unchanged, and the stockholder’s basis in the rights will be zero. A stockholder may, however, elect to allocate his basis in his common stock between his rights and common stock based on their relative fair market values on the date of distribution of the rights; this allocation is mandatory if the fair market value of the rights distributed pursuant to this offer is at least equal to 15% of the fair market value of the Fund’s common stock at the time of distribution. A stockholder who exercises rights will not recognize any gain or loss for United States federal income tax purposes upon the exercise. The basis of the newly acquired common stock will equal the subscription price paid for the common stock plus the basis allocated to the rights that are exercised, if any. Upon a sale or exchange of the common stock so acquired, the stockholder will recognize gain or loss measured by the difference between the proceeds of the sale or exchange and the cost basis of such common stock. Assuming the stockholder holds the common stock as a capital asset, any gain or loss realized upon its sale will generally be treated as a capital gain or loss, and the gain or loss will be long-term capital gain or loss if the common stock has a holding period of more than one year at the time of the sale. However, any loss recognized upon the sale of shares of common stock with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distribution previously received by the stockholder with respect to such shares, and a loss may be disallowed under wash sale rules to the extent that the stockholder purchases additional common stock (including by reinvestment of distributions) within 30 days before or after the sale date. The holding period for common stock acquired upon the exercise of rights will begin on the date of exercise of the rights.

The foregoing is a summary of certain U.S. federal income tax consequences of this offer under the provisions of the Internal Revenue Code and applicable existing and proposed regulations thereunder, all as currently in effect and all subject to change at any time, perhaps with retroactive effect. It does not include any state, local or foreign tax consequences of this offer. This summary is generally applicable to stockholders that are United States persons as defined in the Internal Revenue Code. Further, this summary is not intended to be, nor should it be, construed as legal or tax advice, and stockholders are urged to consult their own tax advisors to determine the tax consequences to them of this offer and their ownership of rights and common stock.

Dilution

As a result of this offer, you will incur immediate economic dilution, and, if you do not exercise all of your rights, you may incur dilution of ownership, voting rights and your share of any distributions made by the Fund.

You should expect that you will, at the completion of this offer, experience immediate dilution of net asset value per share because the subscription price will be less than the net asset value per share, and the number of shares outstanding after the offer will have increased proportionately more than the increase in the size of the Fund’s net assets. This dilution of net asset value will disproportionately affect stockholders who do not exercise their rights. In addition, whether or not you exercise your rights, you will experience a dilution of net asset value because you will indirectly bear the expenses of this offer, which include, among other items, SEC registration fees, state “blue sky” qualification fees, printing expenses and the fees assessed by service providers (including the cost of the Fund’s counsel and accountants). We cannot state precisely the amount of any decrease because we do not know at this time how many shares will be subscribed for or what the net asset value per share will be at the pricing date. For example, assuming (i) a net asset value of $1.117 billion (the Fund’s approximate net asset value on June 23, 2006), (ii) a subscription price of $33.47 (which is 95% of the Fund’s approximate net asset value per share on June 23, 2006) and (iii) that all rights are exercised at the estimated subscription price, including the additional shares that may be issued under the over-subscription privilege, the Fund’s net asset value per share (after payment of estimated expenses) would be reduced by approximately $0.53 per share. As of June 23, 2006, the Fund’s net asset value per share was $35.23.

In addition to the economic dilution described above, if you do not exercise all of your rights, you may incur dilution of ownership and voting rights, as well as dilution of your share of any distributions made by

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the Fund, as a result of this offer. This dilution may occur because you could own a smaller interest in the Fund after the offer than you owned prior to the offer. If you do not submit a subscription request pursuant to the over-subscription privilege, you may also experience dilution in your Fund ownership if the Fund offers additional shares for subscription.

USE OF PROCEEDS

We estimate the net proceeds of this offer to be approximately $352,957,830.42. If the Fund increases the number of shares subject to subscription by 25%, then the total net proceeds of the offer will be approximately $441,358,346.82. These figures assume all rights are exercised in full, a subscription price of $33.47, and payment of offering expenses of approximately $644,235.15.

The offering is designed to raise funds to be invested consistent with the Fund’s investment objectives and policies. The Investment Manager anticipates that investment of the net proceeds of this offer in accordance with the Fund’s investment goal and policies may take up to six months from their receipt by the Fund depending on market conditions and the availability of appropriate securities. See “Risk Factors—Risks Related to the Fund’s Operations.” Pending investment, the net proceeds of this offer will be held in the types of short- term debt securities and instruments in which the Fund may invest. See “Investment Objective and Policies.” As a result of this short-term investment of the proceeds, a lower yield may be realized.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies. Equity securities include common and preferred stock (including convertible preferred stock), American, global or other types of depositary receipts, or ADRs, convertible bonds, notes and debentures, equity interests in trusts, partnerships, joint ventures or similar enterprises and common stock purchase warrants and rights. Most of the equity securities purchased by the Fund are expected to be traded on an Indian stock exchange or in an Indian over-the-counter market.

The Fund’s investment objective and its policy to invest, under normal market conditions, at least 80% of its total assets in equity securities of Indian companies are fundamental policies of the Fund that may not be changed without the approval of a majority of the Fund’s outstanding voting securities. See “Investment Restrictions.”

Portfolio Structure

Under normal market conditions, at least 80% of the Fund’s total assets are invested in equity securities of Indian companies. “Indian companies” include companies that:

•	are organized under the laws of India,

•
regardless of where organized, derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed, in India, or have at least 50% of their assets in India, or

•	have securities which are traded principally on any Indian stock exchange or in the Indian over-the-counter market.

Up to 20% of the Fund’s total assets may be invested, subject to certain restrictions, in:

•
equity securities of companies (other than companies considered “Indian companies” under the above criteria), regardless of where organized, which the Investment Manager believes derive, or will derive, at least 25% of their revenues from business in or with India, or have at least 25% of their assets in India,

•	debt securities denominated in Indian rupees or issued or guaranteed by an Indian company, the Government of India or an Indian governmental entity, and

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•	debt securities of the type described under “—Temporary Investments.” We refer to these securities as “temporary investments.”

Up to 20% of the Fund’s assets may also be utilized to purchase and sell options on securities, financial futures, fixed income indices and other financial futures contracts, enter into interest rate transactions and to enter into currency transactions, sell securities short and loan portfolio securities. The Fund will only invest in such assets in order to hedge against financial risks. The Fund will not be obligated, however, to do any hedging and makes no representation as to the availability of these techniques at this time or at any time in the future. See “Risk Factors—Risks Related to the Fund’s Operations—The Fund’s ability to successfully hedge against financial risks may adversely affect the Fund’s net asset value” and “Additional Investment Activities—Hedging.”

The Fund’s assets may be invested in debt securities, other than temporary investments, when the Investment Manager believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such securities offer opportunities for long-term capital appreciation. The Fund may invest up to 100% of its assets in temporary investments for temporary defensive purposes due to political, market or other factors affecting markets in India.

The Fund may invest in investment funds that invest at least 80% of their total assets in the equity securities of Indian companies in which the Fund is authorized to invest. The Fund may invest in investment funds as a means of investing in other equity securities in which the Fund is authorized to invest when the Investment Manager believes that such investments may be more advantageous to the Fund than a direct market purchase of such securities. Under the 1940 Act, the Fund is restricted in the amount it may invest in such funds. See “Additional Investment Activities—Investment Funds.”

The Fund may invest its assets in a broad spectrum of industries. In selecting industries and companies for investment, the Investment Manager will consider overall growth prospects, financial condition, competitive position, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of government regulation or deregulation, management and other factors. See “Investment Restrictions.”

While the Fund invests a substantial portion of its assets in the securities of established Indian companies, it also may invest in the securities of less seasoned and smaller and mid-capitalization Indian companies. There are risks associated with investments in securities of small and medium capitalization companies that are not customarily associated with investments in securities of more established and larger capitalized companies. Although the opportunities for growth may be greater with these companies, they also involve greater risks. For example, they are more susceptible to abrupt and erratic price movements and adverse general market and economic developments, and it may be more difficult to obtain information about these companies because they tend to be less well known and followed by fewer securities analysts. See “Risk Factors—Risks Related to the Fund’s Operations—Investments in unseasoned and small and mid-capitalization Indian companies may expose the Fund to greater investment risk.”

Temporary Investments

The Fund may hold and/or invest its assets in cash and/or temporary investments for cash management purposes, pending investment in accordance with the Fund’s investment objective and policies and to meet operating expenses. In addition, the Fund may take a temporary defensive posture and invest without limitation in temporary investments. The Fund may assume a temporary defensive posture when, due to political, market or other factors broadly affecting markets, the Investment Manager determines that either opportunities for capital appreciation in those markets may be significantly limited or that significant diminution in value of the securities traded in those markets may occur. To the extent that the Fund invests in temporary investments, it may not achieve its investment objective.

Specifically, “temporary investments” are debt securities denominated in U.S. dollars or in another freely convertible currency including:

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•	short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by:

•	the U.S. government or the Indian government or their agencies or instrumentalities, or

•	international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development;

•
finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated, or issued by companies with similar securities outstanding that are rated, Prime-1 or A or better by Moody’s Investors Service, Inc. or A-1 or A or better by Standard & Poor’s Ratings Services, a division of the McGraw Hill Companies, Inc., or, if unrated, of comparable quality as determined by the Investment Manager;

•
obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks, subject to the restriction that the Fund may not invest more than 25% of its total assets in bank securities; and

•
repurchase agreements with respect to securities in which the Fund may invest. The banks whose obligations may be purchased by the Fund and the banks and broker-dealers with which the Fund may enter into repurchase agreements include any member bank of the U.S. Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the Investment Manager to be creditworthy.

Repurchase agreements are contracts pursuant to which the seller of a security agrees at the time of sale to repurchase the security at an agreed upon price and date. When the Fund enters into a repurchase agreement, the seller will be required to maintain the value of the securities subject to the repurchase agreement, marked to market daily, at not less than their repurchase price. Repurchase agreements may involve risks in the event of insolvency or other default by the seller, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

Other Investments

Illiquid securities.     The Fund may invest up to 20% of its total assets in illiquid securities for which there may be no or only a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. The Fund does not currently intend to invest in privately placed securities other than those where no term, other than price and payment terms, is negotiated. The Fund may be unable to dispose of its holdings in illiquid securities at then-current market prices and may have to dispose of such securities over extended periods of time. See “Risk Factors—Risks Related to the Fund’s Operations—The Fund’s investments in illiquid securities may restrict its ability to dispose of its investments in a timely fashion and at a price approximating the value at which the Fund carries the securities on its books.” In some cases, illiquid securities will be subject to contractual or legal restrictions on transfer. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

Rule 144A securities.     The Fund may purchase certain restricted securities, or Rule 144A securities, for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the 1933 Act. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may now have liquidity, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in the Fund’s portfolio. The Board of Directors has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid securities. Pursuant to those policies and procedures, the Board of Directors has delegated to the Investment Manager the determination as to whether a particular security is liquid or illiquid.

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Convertible securities.     A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receiveinterest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as:

•	higher yields than common stocks but lower yields than comparable nonconvertible securities;

•	a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics; and

•	the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

In selecting convertible debt securities for the Fund, the following factors, among others, may be considered by the Investment Manager:

•	the creditworthiness of the issuers of the securities;

•	the interest income generated by the securities;

•	the potential for capital appreciation of the securities and the underlying stock;

•	the conversion prices of the securities relative to the underlying stocks; and

•	the conversion prices of the securities relative to other comparable securities.

Warrants.     The Fund may invest in warrants, which are securities permitting but not obligating their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of an issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Equity-linked debt securities.     The Fund may invest in equity-linked debt securities. The amount of interest and/or principal payments that an issuer of equity-linked debt securities is obligated to make is linked to the performance of a specified index of equity securities and may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in equity-linked debt securities may be considered more speculative than other types of debt securities. In selecting equity-linked debt securities for the Fund, the Investment Manager may consider, among other factors, the creditworthiness of the issuers of the securities and the volatility of the index of equity securities.

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ADDITIONAL INVESTMENT ACTIVITIES

In addition to the investment policies discussed above, the Fund may engage in certain additional investment activities. These activities may be limited by Indian law or regulations.

Hedging

The Fund is authorized to use various hedging and investment strategies. From time to time and as permitted by the 1940 Act, the Fund may engage in certain hedging activities described below to hedge various market risks (such as broad or specific market movements and interest rates and currency exchange rates).

In addition, techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Limitations on the portion of the Fund’s assets that may be used in connection with the investment strategies described below are set out in “Appendix A: General Characteristics and Risks of Hedging.”

Subject to the constraints described above, the Fund may purchase and sell interest rate, currency or stock index futures contracts and enter into currency forward contracts and currency swaps. It may purchase and sell (or write) exchange listed and over-the-counter put and call options on debt and equity securities, currencies, futures contracts, fixed income and stock indices and other financial instruments. And it may enter into interest rate transactions, equity swaps and related transactions and other similar transactions that may be developed to the extent the Investment Manager determines are consistent with the Fund’s investment objective and policies and applicable regulatory requirements. The Fund’s futures transactions will be entered into for hedging purposes. There is, however, no limit on the Fund’s assets that can be put at risk through the use of futures contracts and options thereon, and the value of the Fund’s futures contracts and options thereon may equal or exceed 100% of the Fund’s total assets. The Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, currency forward contracts, currency futures contracts, currency swaps and options on currency or currency futures contracts.

Hedging may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular debt or equity securities. The ability of the Fund to utilize hedging successfully will depend on the Investment Manager’s ability to predict pertinent market movements, and this ability cannot be assured. These skills are different from those needed to select portfolio securities. The use of hedging in certain circumstances will require that the Fund segregate cash, U.S. government securities or other liquid debt obligations to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.

A detailed discussion of hedging, including applicable requirements of the U.S. Commodity Futures Trading Commission, the requirement to segregate assets with respect to these transactions and special risks associated with such strategies, appears in this prospectus as “Appendix A: General Characteristics and Risks of Hedging.” See also “Risk Factors—Risks Related to the Fund’s Operations—The Fund’s ability to successfully hedge against financial risks may adversely affect the Fund’s net asset value.”

When-Issued and Delayed Delivery Securities

The Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in market prices. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase

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securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it may sell them before the settlement date if it is deemed advisable. The Fund generally will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund’s commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. As an alternative, the Fund may elect to treat when-issued or delayed delivery securities as senior securities representing indebtedness, which are subject to asset coverage requirements under the 1940 Act. See “Investment Restrictions.”

Loans of Portfolio Securities

The Fund may lend portfolio securities. By doing so, the Fund attempts to earn income through the receipt of interest on the loan. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities that it lent. To the extent that, in the meantime, the value of the securities that the Fund has lent has increased, the Fund could experience a loss.

The Fund may lend securities from its portfolio if liquid assets in an amount at least equal to the current market value of the securities lent (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained by the Fund in a segregated account. Any securities that the Fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time that securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Fund will be invested in securities in which the Fund is permitted to invest. The value of securities lent will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Fund will be subject to termination at the Fund’s or the borrower’s option. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund’s Board of Directors.

Investment Funds

The Fund may invest in investment funds, other than those for which the Investment Manager or Country Adviser serve as investment adviser or sponsor and which invest principally in securities in which the Fund is authorized to invest. Under the 1940 Act, the Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, the Fund may not invest more than 5% of its total assets in the securities of any one investment company, and it may not invest in any investment company if it would own more than 3% of the outstanding voting stock of that company. To the extent that the Fund invests in other investment funds, the Fund’s stockholders will incur certain duplicative fees and expenses, including investment advisory fees.

Short Sales

Although the Fund does not presently do so or intend to do so to any significant extent, the Fund may from time to time sell securities short. A short sale is a transaction in which the Fund would sell securities it does not own but has borrowed. In the event the Fund elects to sell securities short, the Fund’s intention would be to seek to take advantage of decreases in the market prices of securities in order to increase the Fund’s return on its investments. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, the Fund will need to arrange through a broker to borrow the securities, and, in so doing, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must payany dividends or interest payable on the securities until they are replaced.

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The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid debt obligations. In addition, the Fund will place in a segregated account with its custodian, or designated sub-custodian, an amount of cash, U.S. government securities or other liquid debt obligations equal to the difference, if any, between the market value of the securities sold at the time they were sold short and any cash, U.S. government securities or other liquid obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited whereas losses from purchases can equal only the total amount invested.

Leverage

Although the Fund does not presently do so or intend to do so to any significant extent, the Fund may utilize leverage by borrowing or by issuing preferred stock or short-term debt securities in an amount up to 25% of the Fund’s total assets. Borrowings may be secured by the Fund’s assets. Temporary borrowings in an additional amount of up to 5% of the Fund’s total assets may be made without regard to the foregoing limitation for temporary or emergency purposes such as clearance of portfolio transactions, share repurchases and payment of dividends.

Leverage by the Fund creates an opportunity for increased return but, at the same time, creates special risks. For example, leverage may exaggerate changes in the net asset value of the common stock and in the return on the Fund’s portfolio. Although the principal of any leverage will be fixed, the Fund’s assets may change in value during the time the leverage is outstanding. Leverage will create expenses for the Fund that can exceed the income from the assets acquired with the proceeds of the leverage. All expenses associated with leverage would be borne by common stockholders. Furthermore, an increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the value of the Fund’s common stock.

The Fund also may enter into reverse repurchase agreements with any member bank of the U.S. Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the Investment Manager to be creditworthy. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with its custodian or a designated sub- custodian that contains cash, U.S. government securities or other liquid debt obligations that have a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds of the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligations to repurchase the securities, and the Fund’s use of proceeds of the reverse repurchase agreement may effectively be restricted pending the decision. Reverse repurchase agreements will be treated as borrowings for purposes of calculating the Fund’s borrowing limitation to the extent the Fund does not establish and maintain a segregated account.

Asset Coverage Requirements

The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time that the Fund incurs the indebtedness. This requirement, which we refer to as the “asset coverage requirement,” means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets (including such indebtedness), measured at the time

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the Fund incurs the indebtedness. The staff at the SEC’s Division of Investment Management has taken the position that short sales of securities, reverse repurchase agreements, use of margin, sales of put and call options on specific securities or indices, investments in certain other types of instruments (including certain derivatives, such as swap agreements) and the purchase and sale of securities on a when-issued or forward commitment basis may be deemed to constitute indebtedness subject to the asset coverage requirement.

The SEC’s staff has stated, however, that it will not deem a portfolio position involving these instruments to be subject to the asset coverage requirement if an investment company “covers” its position by segregating liquid securities on its books or in account with its custodian in an amount sufficient to offset the liability associated with the position. Generally, in conjunction with portfolio positions that are deemed to constitute senior securities, the Fund must:

•	observe the asset coverage requirement;

•
maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or

•	otherwise cover the portfolio position with offsetting portfolio securities.

Segregation of assets or covering portfolio positions with offsetting portfolio positions may limit the Fund’s ability to otherwise invest those assets or dispose of those securities. If the Fund were to issue preferred stock, the asset coverage requirement with respect to such preferred stock would be 200%.

INVESTMENT RESTRICTIONS

The following restrictions, along with the Fund’s investment objective, its policy to invest at least 80% of the Fund’s total assets in the equity securities of Indian companies under normal market conditions and its interval fund structure, are, subject to the next sentence, the Fund’s only fundamental policies, that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. In addition, as a matter of fundamental policy and notwithstanding any other fundamental investment policy or limitation, the Fund may invest all or a portion of its assets invested in India through a subsidiary, trust or other similar arrangement (including a branch) established by the Fund at any such time that the Board of Directors of the Fund determines that it is in the best interests of the Fund’s stockholders. As used in here and otherwise in this prospectus, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions referred to in this prospectus are not fundamental policies of the Fund and may be changed by the Fund’s Board of Directors without stockholder approval. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in any percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Under its fundamental restrictions, the Fund may not:

•
purchase any securities that would cause 25% or more of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, except that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

•
issue senior securities or borrow money, except for (a) senior securities (including borrowing money, margin transactions if the margin securities are owned and entering into reverse repurchase agreements, or any similar transactions) not in excess of 25% of its total assets (including the amount borrowed) and (b) borrowings of up to 5% of its total assets (including the amount borrowed) for temporary or emergency purposes (including for the clearance of transactions, repurchase of its shares or payment of dividends), without regard to the amount of senior securities outstanding under clause (a) above. However, with respect to the above, the Fund’s obligations under when-issued and delayed delivery and similar transactions and reverse repurchase agreements are not treated as senior securities

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if covering assets are appropriately segregated, and the use of hedging shall not be treated as involving the issuance of a “senior security” or a “borrowing.” Also, for purposes of clauses (a) and (b) above, the term “total assets” shall be calculated after giving effect to the net proceeds of senior securities issued by the Fund reduced by any liabilities and indebtedness not constituting senior securities, except for such liabilities and indebtedness as are excluded from treatment as senior securities by this second bullet. The Fund’s obligations under interest rate, currency and equity swaps are not treated as senior securities;

•
purchase or sell commodities or commodity contracts, including futures contracts and options thereon, except that the Fund may engage in hedging, as described in the section titled “Additional Investment Activities—Hedging”;

•
make loans, except that: (1) the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers’ acceptances and fixed time deposits) in accordance with its investment objective and policies, (b) enter into repurchase agreements with respect to portfolio securities and (c) make loans of portfolio securities, as described under “Additional Investment Activities—Loans of Portfolio Securities” in this prospectus; and (2) delays in the settlement of securities transactions will not be considered loans;

•	underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter;

•
purchase real estate, real estate mortgage loans or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

•
purchase securities on margin, except (1) as provided in the second bullet above and (2) (a) for delayed delivery or when-issued transactions, (b) such short-term credits as are necessary for the clearance of transactions and (c) margin deposits in connection with transactions in futures contracts, options on futures contracts, options on securities and securities indices and currency transactions); or

•	invest for the purpose of exercising control over the management of any company.

For purposes of the above restrictions on senior securities and as further described above under “Additional Investment Activities—Asset Coverage Requirements,” the 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness. Short sales of securities, reverse repurchase agreements, use of margin, sales of put and call options on specific securities or indices, investments in certain other types of instruments (including certain derivatives, such as swap agreements) and the purchase and sale of securities on a when-issued or forward commitment basis may be deemed to constitute indebtedness subject to this requirement.

For purposes of the above restrictions on loans of portfolio securities and as further described under “Additional Investment Activities—Loans of Portfolio Securities,” the Fund may make loans of portfolio securities if liquid assets in an amount at least equal to the current market value of the securities lent (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained by the Fund in a segregated account.

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RISK FACTORS

You should carefully consider the following risks and the other information in this prospectus before you decide to participate in this offer. The risks and uncertainties described below are not the only ones facing the Fund. Additional risks and uncertainties may also adversely affect and impair the Fund. If any of the following risks actually occur, the Fund’s operations, results of operations and financial condition would likely suffer, which in turn could materially adversely affect your investment in the Fund.

Risks Relating to the Offer

As a result of this offer, you will incur immediate economic dilution, and, if you do not exercise all of your rights, you may incur dilution of ownership, voting rights and your share of any distributions made by the Fund.

You should expect that you will, at the completion of this offer, experience immediate dilution of net asset value per share because the subscription price will be less than the net asset value per share, and the number of shares outstanding after the offer will have increased proportionately more than the increase in the size of the Fund’s net assets. This dilution of net asset value will disproportionately affect stockholders who do not exercise their rights. In addition, whether or not you exercise your rights, you will experience a dilution of net asset value because you will indirectly bear the expenses of this offer, which include, among other items, SEC registration fees, state “blue sky” qualification fees, printing expenses and the fees assessed by service providers (including the cost of the Fund’s counsel and accountants). We cannot state precisely the amount of any decrease because we do not know at this time how many shares will be subscribed for or what the net asset value per share will be at the pricing date. For example, assuming (i) a net asset value of $1.117 billion (the Fund’s approximate net asset value on June 23, 2006), (ii) a subscription price of $33.47 (which is 95% of the Fund’s approximate net asset value per share on June 23, 2006) and (iii) that all rights are exercised at the estimated subscription price, including the additional shares that may be issued under the over-subscription privilege, the Fund’s net asset value per share (after payment of estimated expenses) would be reduced by approximately $0.53 per share. As of June 23, 2006, the Fund’s net asset value per share was $35.23.

In addition to the economic dilution described above, if you do not exercise all of your rights, you may incur dilution of ownership and voting rights, as well as dilution of your share of any distributions made by the Fund, as a result of this offer. This dilution may occur because you could own a smaller interest in the Fund after the offer than you owned prior to the offer. If you do not submit a subscription request pursuant to the over-subscription privilege, you may also experience dilution in your Fund ownership if the Fund offers additional shares for subscription.

You may lose money by investing in the Fund, including the possibility that you may lose all of your investment.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

Among the principal risks of investing in the Fund is market risk, which is the risk that the value of your investment may fluctuate as stock markets fluctuate.

As an investment company that holds primarily common stocks, the Fund’s portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. The Fund may remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. Moreover, as a holder of common stock, the Fund’s rights to the assets of the companies in which it invests will be subordinated to such companies’ holders of preferred stock and debt in the event of a bankruptcy, liquidation or similar proceeding. Accordingly, if such an event were to occur to such a company in which the Fund invests, the Fund would be entitled to such a company’s assets only after such company’s preferred stockholders and debt holders have been paid. Risks are inherent in investments in equities, and Fund stockholders should be able to tolerate significant fluctuations in the value of their investment in the Fund.

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In addition, the Fund may invest up to 20% of its assets in debt securities whose value will tend to decrease as interest rates rise.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

Risks Related to the Fund’s Operations

Political, economic, social and other factors in India may adversely affect the Fund’s performance.

An emerging market such as India has undergone and may continue to undergo rapid change and lack the social, political and economic stability of more developed countries. The value of the Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Agriculture occupies a more prominent position in the Indian economy than in the United States, and the Indian economy therefore is more susceptible to adverse changes in weather. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio.

Since mid-1991, the Indian government has committed itself to implementing an economic structural reform program with the objective of liberalizing India’s exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity. A significant component of the program is the promotion of foreign investment in key areas of the economy and the further development of, and the relaxation of restrictions in, the private sector. These policies have been coupled with the expressed intention to redirect the government’s central planning function away from the allocation of resources and toward the issuance of indicative guidelines. While the government’s policies have resulted in improved economic performance there can be no assurance that the economic recovery will be sustained. Moreover, there can be no assurance that these economic reforms will persist. There can be no assurance that the government will continue the program of economic liberalization of the last government which may adversely affect Indian laws and policies affecting foreign investment and currency exchange. Such changes in economic policies, or lack of movement toward economic liberalization, could negatively affect the general business and economic conditions in India, which could in turn affect the Fund’s investments.

Further, the economies of developing countries such as India generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The Indian economy also has been and may continue to be adversely affected by economic conditions in the countries with which it trades.

There is also the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war or terrorist attacks). All of these factors could adversely affect the economy of India, make the prices of Indian securities generally more volatile than the prices of securities of companies in developed markets and increase the risk of loss to the Fund.

Religious and border disputes persist in India. The longstanding grievances between the Hindu and Muslim populations resulted in communal violence during 1993 in the aftermath of the destruction of a mosque in Ayodhya by radical elements of the Hindu population. More recently, there has been communal violence between Hindus and Muslims in the western Indian state of Gujarat. Moreover, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with

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Pakistan over the border Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect the Fund’s investments.

Since early 2003, there have also been military hostilities and civil unrest in Afghanistan, Iraq and other Asian countries. These events could adversely influence the Indian economy and, as a result, negatively affect the Fund’s investments. See “Appendix B: Republic of India.”

Indian securities markets are substantially smaller, less liquid and more volatile than securities markets in the United States.

There are over 20 recognized stock exchanges in India, including The Over the Counter Exchange of India. Most stock exchanges are governed by regulatory boards. The Stock Exchange, Mumbai, which we refer to as the “BSE,” and the National Stock Exchange of India Limited, which we refer to as the “NSE,” have nationwide trading terminals and, taken together, are the principal Indian stock exchanges in terms of the number of listed companies, market capitalization and trading volume. The securities market in India is substantially smaller, less liquid and significantly more volatile than the securities market in the United States. At December 31, 2005, there were approximately 6,800 companies listed on the BSE and the NSE and the aggregate market capitalization of listed equity securities of these companies was approximately $545.43 billion (Rs. 24,894 bilion) and $525.42 billion (Rs. 23,224 billion) respectively. For the year ended December 31, 2005 the average daily trading volume of equity securities issued by listed companies on the BSE and NSE were approximately $632 million (Rs. 27.92 billion) and $1.25 billion (Rs. 55.30 billion), respectively, resulting in aggregate trading values for the period of approximately $158.55 billion (Rs. 7,008 billion) and $314.06 billion (Rs. 13,881 billion), respectively. By comparison, for the year ended December 31, 2005, the average daily equity trading value on the NYSE was approximately $56.1 billion and the aggregate trading value for the period was $ 14.13 trillion. On December 31, 2005, the global market capitalization of the NYSE was $21.7 trillion. The relatively small market capitalizations of, and trading values on, the BSE and NSE may cause the Fund’s investments in securities listed on these exchanges to be comparatively less liquid and subject to greater price volatility than comparable U.S. investments.

Under current Indian law, only companies organized under the laws of India may list their securities on the Indian securities exchanges or over-the-counter markets, except for Indian depositary receipts. If we invest in Indian depositary receipts or if Indian law changes in this regard, the Fund would be able to invest in companies that are principally traded in India but which may be organized outside of India, which could subject the Fund to different risks of the country where they are organized. Similarly, Indian companies may have operations outside of India and, accordingly, may be subject to risks in the various countries where they have operations.

A high proportion of the shares of many Indian issuers are held by a limited number of persons, which may limit the number of shares available for investment by the Fund. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which the Fund has invested could dilute the earnings per share of the Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major stockholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. At March 31, 2006, the 30 largest companies by market capitalization accounted for approximately 44% and 59% of the aggregate market capitalization of the BSE and NSE, respectively. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.

Anticipation of this offering in the Indian securities markets may adversely influence the prices paid by the Fund in purchasing certain securities for its portfolio and may affect the speed with which the Fund can initially invest in Indian securities. In addition, the small trading volume concentrated in a limited number of the largest companies, combined with certain investment diversification requirements and other restrictions applicable to the Fund, also may affect the rate at which the Fund can initially invest. Further, the stock

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markets in India are presently at high levels that may not persist. Accordingly, to the extent the Fund purchases securities at present levels, there may be greater risk that the value of such securities may decline.

Indian stock exchanges, including the BSE and the NSE, have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again in the future, could affect the market price and liquidity of the Indian securities in which the Fund invests. In addition, the governing bodies of the various Indian stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. Recently, there have been delays and errors in share allotments relating to initial public offerings, which in turn affect overall market sentiment and lead to fluctuations in the market prices of the securities of those companies and others in which the Fund may invest.

Uncertainties relating to the recent Indian general elections and the corresponding potential changes in Indian economic policies may cause significant volatility in the price and trading volumes of Indian securities. For example, on May 17, 2004, the BSE and NSE recorded their biggest single-day falls ever and trading was temporarily suspended in response to investors’ concerns over potential changes in Indian economic policies as a result of the election of a new Congress Party-led government. These fluctuations may in turn adversely affect the Fund’s investments.

The foregoing factors could impede the ability of the Fund to effect portfolio transactions on a timely basis and could have an adverse effect on the net asset value of the Fund’s shares of common stock and the price at which those shares trade.

Indian stock markets have recently been at high levels that may not return.

The stock markets in India have recently been at very high historical levels, and we cannot assure you that these high levels will return. From June 2003 through May 31, 2006, Indian share prices have risen 218% (as measured by MSCI India Index in U.S. dollars), ranking it 5th among all markets in the MSCI All Country World Index. Also, at May 31, 2006, Indian shares recently traded on a 14-times 12-month forward price-earnings ratio (as measured by IBES), which is at the upper end of the historic valuation range. Indian stocks, like those in other emerging markets, have a history of extreme volatility with sharp advances and rapid declines, which can be sudden and unpredictable. For example, in May 2006, the Sensex dropped by 14.37%. Since the value of our shares is sensitive to stock market volatility, if there is a decline in the value of exchange-listed stocks in India, the value of our common shares would also likely decline.

India has different corporate disclosure, governance and regulatory requirements than you may be familiar with in the United States.

In addition to their smaller size, lesser liquidity and greater volatility, Indian securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Issuers in India are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an Indian issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is substantially less publicly available information about Indian issuers than there is about U.S. issuers.

There is less regulation and monitoring of Indian securities markets and the activities of investors, brokers and other participants than in the United States. Moreover, issuers of securities in India are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the timely disclosure of information. There is also less publicly available information about Indian companies than U.S. companies. See “Appendix C: The Indian Securities Market.”

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Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights may differ from those that may apply in other jurisdictions. Stockholders’ rights under Indian law may not be as extensive as those that exist under the laws of the United States. The Fund may therefore have more difficulty asserting its rights as a stockholder of an Indian company in which it invests than it would as a stockholder of a comparable American company.

The Fund may have difficulty enforcing foreign judgments against Indian companies or their management.

The Indian companies in which the Fund invests are primarily limited liability companies incorporated under the laws of India. Generally, the directors, executive officers and a substantial portion of the assets of such companies are located in India. It may be difficult for the Fund to obtain a judgment in a court outside the United States to the extent that there is a default with respect to the security of an Indian issuer or with respect to any other claim that the Fund may have against any such issuer or its directors and officers. As a result, even if the Fund initiates a suit against the issuer in a U.S. court, it may not be possible for the Fund to effect service of process in India. Moreover, if the Fund obtains a judgment in a U.S. court, it may be difficult to enforce such judgment in India since the United States been not declared by the Government of India to be a reciprocating territory. A judgment of a court in a jurisdiction that is not a reciprocating territory may be enforced only by a fresh suit upon the judgment and not by proceedings in execution. The suit must be brought in India within three years from the date of the judgment in the same manner as any other suit filed to enforce a civil liability in India. It is unlikely that a court in India would award damages on the same basis as a foreign court if an action were brought in India. Furthermore, it is unlikely that an Indian court would enforce foreign judgments if it viewed the amount of damages awarded as excessive or inconsistent with public policy. A party seeking to enforce a foreign judgment in India is also required to obtain approval from the RBI to execute such a judgment or to repatriate outside India any amount recovered and any such amount may be subject to income tax in accordance with applicable laws.

Indian investment restrictions may hinder the Fund’s investment program.

The Fund will invest in India as a sub-account of the Investment Manager, which is registered as a foreign institutional investor with SEBI. Generally, under SEBI regulations applicable to foreign institutional investors and subject to certain exceptions, total investments by foreign institutional investors and their sub-accounts, taken together, in the primary and secondary Indian markets may not exceed 24% of the equity capital or the value of each series of convertible debentures of any Indian company in which they invest. The ceiling would apply to the total holdings in any Indian Company of all foreign institutional investors and their sub-accounts collectively in a given Indian company. In addition, to this 24% overall investment limitation, no individual foreign institutional investor, together with its sub- accounts, may generally invest more than 10% of the equity capital of any Indian company.

In addition, a foreign institutional investor and its sub-accounts, may not, with certain exceptions, hold more than 30% of their total investments in the debt securities of Indian companies.

Foreign institutional investors are also limited in their ability to invest in certain industries, such as the banking sector. In such industries, there is often a ceiling on total foreign holdings, against which holdings of foreign institutional investors are counted. To the extent that the ceiling has been reached in that industry, further investment by foreign institutional investors may not be permitted.

Accordingly, the ability of the Fund to invest in certain companies may be restricted, and there can be no assurance that additional restrictions on investments permissible for foreign institutional investors will not be imposed in the future. There can be no assurance that the foreign institutional investor guidelines will not be applied or administered by Indian regulatory bodies or authorities or amended, clarified, interpreted by judicial or administrative ruling or superseded in the future in such a way that may adversely affect the Fund. For example, if Indian regulatory authorities determined that limitations on ownership by Restricted Persons are not being followed, they could take various actions, including among other things prohibiting the Fund from investing in Indian securities through the foreign institutional investor route, which could have a material adverse effect on the Fund. At present, registrations for foreign institutional investors and their sub-accounts are granted for five-year periods and may be renewed for further five-year periods with the prior

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approval of SEBI. Renewal is required so long as a foreign institutional investor and its sub-accounts continue to invest in Indian securities. If not renewed or if the Fund were otherwise precluded from investing through a foreign institutional investor, the Investment Manager will explore other avenues of investment which may be available at that time, which may include a trust or other arrangement for investment established under Indian law.

Foreign currency fluctuations could adversely affect the Fund’s performance.

The Fund’s assets will be invested principally in securities of Indian issuers and substantially all of the income received by the Fund will be in Indian rupees. However, the Fund will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate on that date. Therefore, if the value of the Indian rupee falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the Indian rupees to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on the Fund’s performance. See “Taxation” and “Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan.”

Since the Fund will invest primarily in securities denominated or quoted in Indian rupees, changes in the U.S. dollar-Indian rupee exchange rate will affect the dollar value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments. The exchange rate between the Indian rupee and the U.S. dollar has changed substantially in the last two decades and may fluctuate substantially in the future. On an annual average basis, the Indian rupee declined against the U.S. dollar from 1980 until 2002. From April 1, 1999 until March 31, 2002, the rupee lost approximately 15% of value relative to the U.S. dollar. From April 1, 2002 until March 31, 2004, the value of the Indian rupee appreciated 12.5% in value relative to the U.S. dollar. Since 2004, the value of the rupee has fluctuated, depreciating approximately 6% against the U.S. dollar between March 31, 2004 and August 31, 2004, appreciating approximately 7% between August 31, 2004 and December 31, 2004, depreciating approximately 6% between December 31, 2004 and November 30, 2005, appreciating approximately 4% between November 30, 2005 and January 31, 2006 and depreciating approximately 4% between January 31, 2006 and June 23, 2006.

Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and Indian rupees. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either at the spot rate prevailing in the foreign currency exchange market or through entering into forward, futures or options contracts to purchase or sell foreign currencies, if available.

Exchange controls in India may restrict the Fund’s ability to repatriate investment.

The ability of the Fund to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from its investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999and the rules, regulations and notifications issued thereunder. See “Investment in India.”

Under certain circumstances, such as a change in law or regulation or loss of foreign institutional investor authorization, governmental regulation or approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors may be required. In addition, there can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of the Fund to repatriate its income and capital. If for any reason the Fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, the Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code.

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In addition, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in India may be permitted through investment funds that have been specially authorized. The Fund may invest in these investment funds subject to the provisions of the U.S. Investment Company Act of 1940, as amended, as discussed above under “Investment Objective and Policies—Portfolio Structure” and “Additional Investment Activities—Investment Funds.” If the Fund invests in investment funds, the Fund’s stockholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Investment Manager), but also will indirectly bear similar expenses of the underlying investment funds.

Investments in unseasoned and small and mid-capitalization Indian companies may expose the Fund to greater investment risk.

While the Fund invests a substantial portion of its assets in the securities of established Indian companies, it also may invest in the securities of less seasoned and smaller and mid-capitalization Indian companies. Investments in the securities of these companies may present greater opportunities for growth but also involve greater risks than are customarily associated with investments in securities of more established and larger capitalized companies. The securities of less seasoned and smaller capitalized companies are often traded in the over-the-counter market and have fewer market makers and wider price spreads, which may in turn result in more abrupt and erratic market price movements and make the Fund’s investments more vulnerable to adverse general market or economic developments than would investments only in large, more established Indian companies. It is more difficult to obtain information about less seasoned and smaller capitalization companies because they tend to be less well known and have shorter operating histories and because they tend not to have significant ownership by large investors or be followed by many securities analysts. Additionally, these companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group that may lack depth and experience. Investments in larger and more established companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel.

The Fund has not established any minimum capitalization or length of operating history for the smaller, less seasoned issuers in whose securities it may invest.

The Fund’s investments in illiquid securities may restrict its ability to dispose of its investments in a timely fashion and at a price approximating the value at which the Fund carries the securities on its books.

The Fund may invest up to 20% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable. The prices of such securities may change abruptly and erratically, and investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a price approximating the value at which the Fund carries the securities on its books, as well as restrict its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund’s operations require cash, such as when the Fund repurchases shares or pays dividends or distributions, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

The concentration of the Fund’s investments in specific economic sectors and related industries may expose it to greater risk of loss with respect to its portfolio securities.

From time to time, the Fund may invest a greater proportion of its assets in the securities of companies that are part of specific sectors and related industries of the Indian economy. For example, at March 31, 2004, the Fund maintained 20.3% of its total assets in the securities of Indian companies in the petroleum sector and related industries. The Fund is therefore subject to greater risk of loss with respect to its portfolio securities as a result of its concentration in such sectors and related industries.

A change in the Fund’s tax status could adversely affect the Fund’s return on its investments.

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The Fund currently operates through a branch in the Republic of Mauritius to take advantage of favorable tax treatment by the Indian government pursuant to a taxation treaty between India and Mauritius. Recently, the Supreme Court of India upheld the validity of this tax treaty in response to a lower court challenge contesting the treaty’s applicability to entities such as the Fund. Any change in the provision of this treaty or in its applicability to the Fund could result in the imposition of withholding and other taxes on the Fund by India, which would reduce the return to the Fund on its investments.

The Fund intends to elect to “pass-through” to the Fund’s stockholders as a deduction or credit the amount of foreign taxes paid by the Fund. The taxes passed through to stockholders are included in each stockholder’s income. Certain stockholders, including some non- U.S. stockholders, are not entitled to the benefit of a deduction or credit with respect to foreign taxes paid by the Fund. Other foreign taxes, such as transfer taxes, may be imposed on the Fund, but would not give rise to a credit, or be eligible to be passed through to stockholders. See “Taxation—U.S. Stockholders” and “Taxation—Mauritian Tax Status.”

In addition, prior to Blackstone Advisors assuming management, the Fund may have failed to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for the taxable year ended December 31, 2004. A provision of $25,507,350 was made for U.S. federal income tax purposes. However, on April 6, 2006, the Fund declared a deficiency dividend (within the meaning of Section 860 of the Internal Revenue Code) of $1.07 per share with respect to its income for the taxable year ending December 31, 2004. As a result of this deficiency dividend, the Fund has reduced its recorded tax liability to approximately $5,000,000. There can be no assurance that the Fund will be able to further reduce the liability. See “Taxation—The Fund.”

The Fund’s shares have traded and may trade in the future at a discount to net asset value.

Although the Fund’s shares of common stock have recently traded on the NYSE at a premium to their net asset value, the Fund’s shares have traded at a discount to their net asset value in the past. There can also be no assurance that the Fund’s shares will trade at a premium in the future or that the present premium is sustainable. The Fund’s shares have traded at discounts of as much as 40%.

Shares of closed-end investment companies frequently trade at a discount from their net asset values and initial offering price. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a fund’s net asset value will decrease. The Fund cannot predict whether its own shares will trade at, below or above net asset value.

The Fund’s “interval fund” structure involves certain risks and special considerations not typically associated with other closed-end funds.

The Fund has adopted an interval fund structure whereby the Fund conducts semi-annual repurchase offers for between 5% and 25% of the Fund’s outstanding common stock. The Fund’s required semi-annual repurchases are likely to continually decrease the overall size of the Fund, which could over time:

•	harm investment performance in part by limiting the extent to which the Fund may pursue its investment strategies;

•	increase the Fund’s expense ratio as the Fund’s assets decrease; and

•	jeopardize the Fund’s viability, investment opportunities and continued existence.

Moreover, there are additional risks associated with the Fund’s repurchase offers, including that:

•	if the repurchase offer is over-subscribed, stockholders may be unable to liquidate all or a given percentage of their investment at net asset value during the repurchase offer;

•
because the Fund expects to liquidate portfolio securities in order to fund repurchase offers, the need to sell such securities may in turn affect the market for such securities and accordingly diminish the value of the Fund’s investments;

•	share values may decrease as a result of fluctuations between the date of tender and the repurchase pricing date;

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•	the repurchase offer may not eliminate any discount, if any, at which the Fund’s shares trade; and

•
due to the potential for proration if the repurchase offer is over-subscribed, some investors may tender more shares than they wish to have repurchased in order to ensure the repurchase of a specific number of shares.

The decrease in the Fund’s assets resulting from the semi-annual repurchase offers will likely offset in whole or in part the potential benefits to the Fund associated with having increased assets as a result of this offer.

See “Semi-Annual Repurchases of Securities” and “Semi-Annual Repurchases of Securities—Fundamental Policy Regarding Semi-Annual Repurchase Offers.”

The Fund’s status as a “non-diversified” investment company may expose it to greater risk of loss with respect to its portfolio securities.

The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited in the proportion of its assets that may be invested in the obligations of a single issuer. The Fund, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company. Because the Fund is not limited by the 1940 Act for diversification purposes, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities. See “Taxation—The Fund” and “Investment Restrictions.”

There are no fixed limitations regarding portfolio turnover.

Frequency of portfolio turnover is not a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that its annual portfolio turnover rate will not exceed 150%. For the year ended December 31, 2005, the Fund’s portfolio turnover rate was 50.28%. A high rate of portfolio turnover involves correspondingly greater aggregate payments for brokerage commissions than a lower rate, which expenses must be borne by the Fund and its stockholders, while a lower rate of portfolio turnover involves correspondingly lower aggregate payments and stockholder expenses.

The extent to which the Fund invests in high yield/high risk and unrated debt may adversely affect the Fund’s performance.

The Fund has not established any rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Securities rated in medium to low rating categories by nationally recognized statistical rating organizations and unrated securities of comparable quality, or “high yield/high risk securities,” are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rated categories. These securities are commonly referred to as “junk bonds,” and credit ratings issued with respect to such securities evaluate only the safety of principal and interest in respect of such securities and not the risk of change in market value. In purchasing such securities, the Fund will rely on the Investment Manager’s analysis, judgment and experience in evaluating the creditworthiness of an issuer of such securities. The Investment Manager will take into consideration, among other things, the issuer’s financial resources, its operating history, its sensitivity to economic conditions and trends, the quality of the issuer’s management and regulatory matters.

The market values of high yield/high risk securities tend to reflect individual issuer developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of high yield/high risk securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during a sustained period of rising interest rates or an economic downturn, issuers of high yield/high risk securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, service of debt obligations also may be adversely affected by the issuer’s inability to meet specific projected business forecasts, specific issuer developments or the unavailability of additional financing. The

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risk of loss due to default by the issuer is significantly greater for the holders of high yield/high risk securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

High yield/high risk securities may have redemption or call features that would permit an issuer to repurchase the securities from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund in all likelihood would have to replace the called securities with lower yielding securities, thus decreasing the net investment income to the Fund and dividends to stockholders.

The Fund may have difficulty disposing of certain high yield/high risk securities, as there may be a thin trading market for such securities. To the extent that a secondary trading market for high yield/high risk securities does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain high yield/high risk securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. Market quotations are generally available on many high yield/high risk securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers of prices for actual sales. The Fund’s Board of Directors or the Investment Manager will carefully consider the factors affecting the market for high yield/high risk securities in determining whether any particular security is liquid or illiquid and whether current market quotations are readily available. Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield/high risk securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield/high risk securities are likely to adversely affect the Fund’s net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligations.

The Fund’s ability to successfully hedge against financial risks may adversely affect the Fund’s net asset value.

The risks and special considerations of certain of the investment practices in which the Fund may engage are described under “Investment Objective and Policies” and “Additional Investment Activities.” Hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Manager’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security that it might otherwise sell. The use of currency transactions could result in the Fund’s incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances, and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. To the extent that the Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is, however, no limit on the amount of the Fund’s assets that can be put at risk through the use of futures contracts and options thereon, and the value of the Fund’s futures contracts and options thereon may equal or exceed 100% of the Fund’s total assets. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of hedging will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if hedging had not been used. See “Appendix A: General Characteristics and Risks of Hedging.”

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The extent to which the Fund utilizes leverage to hedge against financial risks may increase its expenses and adversely affect the Fund’s performance.

Although the Fund has no present intention to do so to any significant extent, the Fund may utilize leverage by borrowing or by issuing preferred stock or short-term debt securities in an amount up to 25% of the Fund’s total assets. Leverage by the Fund creates an opportunity for increased return but, at the same time, creates special risks. For example, leverage may exaggerate changes in the net asset value of the common stock and in the return on the Fund’s portfolio. Although the principal of any leverage will be fixed, the Fund’s assets may change in value during the time the leverage is outstanding. Leverage will create expenses for the Fund that can, during any period, exceed the income from the assets acquired with the proceeds of the leverage. All expenses associated with leverage would be borne by common stockholders. Furthermore, an increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the value of the Fund’s securities. The Fund may also borrow by entering into reverse repurchase agreements, which will subject the Fund to additional market risk as well as credit risks with respect to the buyer of the securities under the agreement.

The anti-takeover provisions in the Fund’s charter and amended and restated by-laws and certain provisions of Maryland law may limit your ability to sell your shares at a premium.

The Fund’s charter and amended and restated by-laws and Maryland law contain certain anti-takeover provisions that, among other things, may have the effect of inhibiting the Fund’s possible conversion to open-end status and delaying or limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of holders of common stock to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Fund’s Board of Directors has determined that these provisions are in the best interests of the Fund and its stockholders.

The operating expenses of the Fund may be higher than investment companies that invest primarily in the securities of U.S. companies.

The Fund’s estimated annual operating expenses may be higher than those of most other investment companies that invest predominately in the securities of U.S. companies, primarily because of the additional time and expense required of the Investment Manager and the Country Adviser in pursuing the Fund’s objective of long-term capital appreciation through investing in equity securities of Indian companies. Investments in Indian equity securities require additional time and expense because the available public information regarding such securities is more limited in comparison to, and not as comprehensive as, the information available for U.S. equity securities. In addition, brokerage commissions, custodial fees and other fees are generally higher for investments in foreign securities markets. As a result of these higher expected operating expenses, the Fund needs to generate higher relative returns to provide investors with an equivalent economic return.

Future market disruptions resulting from terrorist attacks in the United States and elsewhere or U.S. military action abroad could negatively and adversely affect the market for the Fund’s common stock.

Terrorist attacks and related events have led to increased short-term market volatility. Moreover, the ongoing U.S. military and related action in Iraq and other events in the Middle East could have significant adverse effects on U.S. and world economies and markets. The Fund does not know how long the securities markets will continue to be affected by these and other geopolitical events and cannot predict the effects of military action or similar events in the future on the U.S. economy and securities markets. A disruption of the U.S. or world financial markets could affect interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Fund’s common stock.

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MANAGEMENT OF THE FUND

The names of the Directors and principal officers of the Fund are set forth below, together with their positions with the Fund and their principal occupations during the past five years. None of the Fund’s nonresident Directors has authorized an agent in the United States to receive notice.

Directors considered by the Fund to be “interested persons” (as defined in the 1940 Act) of the Fund or of the Investment Manager:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served; Term of Office	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director (including the Fund)	Other Directorships Held by Nominee

Prakash A. Melwani* The Blackstone Group 345 Park Avenue New York, NY 10154 Birth Year: 1958	Director and President	Since 2005	Senior Managing Director, Private Equity Group, Blackstone (May 2003- Present); Founder and Chief Investment Officer, Vestar Capital Partners (1988-2003)	2	Aspen Insurance Holdings Limited, Kosmos Energy Holdings and The Asia Tigers Fund, Inc.

Peter G. Peterson** The Blackstone Group 345 Park Avenue New York, NY 10154 Birth Year: 1926	Director	Since 2005	Senior Chairman, Blackstone (since 1985); Chairman, Federal Reserve Bank of New York (2000-2004)	1	Chairman, Council on Foreign Relations; Chairman, Institute for International Economics (Washington, D.C.); President, Concord Coalition; Trustee, Committee for Economic Development; Trustee, Japan Society; Trustee, Museum of Modern Art; Director, National Bureau of Economic Research; Director, Public Agenda Foundation; Director, The Nixon Center

*
Mr. Melwani is an “interested person,” as defined in the 1940 Act, because he serves as President of the Fund and as Senior Managing Director at The Blackstone Group, an affiliate of Blackstone Advisors, the Fund’s investment manager, and Blackstone India, the Fund’s country adviser.

**
Mr. Peterson is an “interested person,” as defined in the 1940 Act, because he serves as Senior Chairman of The Blackstone Group, an affiliate of Blackstone Advisors, the Fund’s investment manager, and Blackstone India, the Fund’s country adviser.

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Directors considered by the Fund not to be “interested persons” (as defined in the 1940 Act) of the Fund or the Investment Manager:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served; Term of Office	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director (including the Fund)	Other Directorships Held by Nominee

Lawrence K. Becker c/o Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, NY 10154 Birth Year: 1955	Director and Member of the Audit Committee and Nominating Committee	Since 2003	Private Investor, Real Estate Investment Management (July 2003-Present); Vice President, Controller/Treasurer, National Financial Partners (2000-2003); Managing Director, Controller/Treasurer, Oppenheimer Capital-PIMCO (1981-2000)	2	Member of Board of Trustees or Board of Managers of five registered investment companies advised by Advantage Advisers, L.L.C. or its affiliates (“Advantage”).

Leslie H. Gelb The Council on Foreign Relations 58 East 68th Street New York, N.Y. 10021 Birth Year: 1937	Director and Member of the Audit Committee and Nominating Committee	Since 1994	President Emeritus, The Council on Foreign Relations (2003-Present); President, The Council on Foreign Relations (1993-2003); Columnist (1991-1993), Deputy Editorial Page Editor (1985-1990) and Editor, Op-Ed Page (1988-1990), The New York Times	2	Britannica.com; Director of 34 registered investment companies advised by SBAM

J. Marc Hardy c/o Multiconsult Limited Frere Felix de Valois Street Port Louis, Mauritius Birth Year: 1954	Director and Member of the Nominating Committee	Since 2002	Managing Director, Mainstream Ltd. (independent financial advisor) and Value Investors Ltd. (private investment company)	1	None

Stephane R. F. Henry c/o Premium Asset Management Ltd. Jamalacs, Vieux Conseil Street Port Louis, Mauritius Birth Year: 1967	Director and Member of the Nominating Committee	Since 2004	Managing Director, Premium Asset Management Ltd., (1998-present)	1	Boyer Allan India Fund, Inc.

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Name, Address and Age	Position(s) Held with Fund	Length of Time Served; Term of Office	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director (including the Fund)	Other Directorships Held by Nominee

Luis F. Rubio Jaime Balmes No. 11, D-2 Los Morales Polanco Mexico, D.F. 11510 Birth Year: 1955	Director and Member of the Audit Committee and Nominating Committee	Since 1999	President, Centro de Investigacion para el Desarrollo, A.C. (Center of Research for Development) (2002-Present) Director General, Centro de Investigacion para el Desarrollo, A.C. (1984-2002); frequent contributor of op-ed pieces to The Los Angeles Times and The Wall Street Journal	2	Member of Board of Trustees or Board of Managers of five registered investment companies advised by Advantage; Director of certain other private investment funds

Jeswald W. Salacuse The Fletcher School of Law & Diplomacy at Tufts University Medford, MA 02155 Birth Year: 1938	Director, Chairman of the Board and Chairman of the Audit Committee and Nominating Committee	Since 1993	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law & Diplomacy (1986-Present); Dean, Fletcher School of Law & Diplomacy, Tufts University (1986-1994)	2	Director of 34 registered investment companies advised by Salomon Brothers Asset Management Inc (“SBAM”)

The following table provides information concerning the number and dollar range of equity securities owned beneficially by each Director as of June 23, 2006:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director and Advised by Blackstone Advisors

Non-Interested Directors
Lawrence K. Becker	None	None
Leslie H. Gelb	None	None
J. Marc Hardy	None	None
Stephane R.F. Henry	None	None
Luis F. Rubio	None	None
Jeswald W. Salacuse	$10,001-$50,000	$10,001-$50,000

Interested Directors
Prakash A. Melwani*	None	None
Peter G. Peterson**	None	None

*
Mr. Melwani is an “interested person,” as defined in the 1940 Act, because he serves as President of the Fund and as Senior Managing Director at Blackstone, an affiliate of Blackstone Advisors, the Fund’s investment manager, and Blackstone India, the Fund’s country adviser.

**
Mr. Peterson is an “interested person,” as defined in the 1940 Act, because he serves as Senior Chairman of Blackstone, an affiliate of Blackstone Advisors, the Fund’s investment manager, and Blackstone India, the Fund’s country adviser.

As of December 31, 2005, the holdings of no Director or executive officer, nor the Directors and executive officers of the Fund as a group, represented more than 1% of the outstanding shares of the Fund’s common stock. During calendar years 2004 and 2005, no Director who is not an “interested person” of the

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Fund (as defined in the 1940 Act) nor any immediate family member of such persons, had any interest in Blackstone Advisors, Blackstone India or person or entity (other than the Fund) directly or indirectly controlling, controlled by or under common control with Blackstone Advisors or Blackstone India.

Responsibilities of the Board of Directors

The Board of Directors is responsible for directing the management of the business and affairs of the Fund. In performing his duties, each Director is required to act in good faith, in a manner he reasonably believes to be in the best interests of the Fund and its stockholders and with the care of an ordinarily prudent person in a like position under similar circumstances. The Directors oversee the Fund’s business by, among other things, meeting with the Fund’s management and evaluating the performance of the Fund’s service providers including Blackstone Advisors, Blackstone India, the custodian, the transfer agent and the sub-administrator. As part of this process, the Directors consult with the Fund’s independent registered public accounting firm and with their own separate independent counsel.

The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an audit committee and a nominating committee that meet periodically during the year and whose responsibilities are described below.

The Directors regularly review the Fund’s financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund’s fees and expenses to determine if they are reasonable and competitive in light of the services being received, while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund’s management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, Blackstone Advisors, Blackstone India and their affiliates and other funds and clients managed by Blackstone Advisors to ensure that the Fund is managed in a manner which is in the best interest of the Fund’s stockholders.

Officers

The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. The current executive officers of the Fund are:

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years

Prakash A. Melwani The Blackstone Group 345 Park Avenue New York, N.Y. 10154 Birth Year: 1958	Director and President	Since 2005	Senior Managing Director, Private Equity Group, Blackstone (May 2003-Present); Founder and Chief Investment Officer, Vestar Capital Partners (1988-2003)

Robert L. Friedman The Blackstone Group 345 Park Avenue New York, N.Y. 10154 Birth Year: 1943	Chief Legal Officer and Vice President	Since 2005	Chief Administrative Officer and Chief Legal Officer, Blackstone (2003-Present); Senior Managing Director, Blackstone (1999-Present)

Joshua B. Rovine The Blackstone Group 345 Park Avenue New York, N.Y. 10154 Birth Year: 1965	Secretary	Since 2005	Managing Director, Finance and Administration Group, Blackstone (2003-Present); Partner, Sidley Austin Brown & Wood LLP (1994-2003)

Brian S. Chase The Blackstone Group 345 Park Avenue New York, N.Y. 10154 Birth Year: 1977	Treasurer and Vice President	Since 2005	Vice President and Chief Financial Officer, Distressed Securities Advisors Group, Blackstone (May 2005-Present); Controller, Fortress Investment Group LLC, (May 2002- May 2005)

Barbara Pires Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, N.Y. 10154 Birth Year: 1952	Chief Compliance Officer and Vice President	Since 2005	Consultant (2005-Present); Chief Compliance Officer, The Asia Tigers Fund, Inc. and The India Fund, Inc. (2005); Senior Vice President, Oppenheimer Asset Management, Inc. (1996- 2005)

Punita Kumar-Sinha Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, N.Y. 10154 Birth Year: 1962	Chief Investment Officer Portfolio Manager	Since 2005 Since 1997	Portfolio Manager, The Asia Tigers Fund, Inc. (1999- Present) and The India Fund, Inc. (1997-Present)

Audit Committee

The Fund’s Audit Committee is composed entirely of Directors who are not “interested persons” of the Fund, Blackstone Advisors or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards. Currently, Messrs. Becker, Gelb, Rubio and Salacuse are members of the Audit Committee. The Audit Committee convened three times during the fiscal year ended December 31, 2005. The principal functions of the Audit Committee are to appoint and retain the Fund’s independent registered public accounting firm, to review with the independent registered public accounting firm the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent registered public accounting firm concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent registered public accounting firm might want to make in that connection. The Board has determined that Mr. Becker will serve as the “audit committee financial expert,” as defined in Section 401(h) of Regulation S-K. The Fund adopted an Audit Committee Charter in February 2000, which was most recently amended and restated in November 2005. The Fund’s amended and restated Audit Committee Charter was filed as an exhibit to the Proxy Statement filed by the Fund on January 9, 2006.

Nominating Committee

The Nominating Committee is composed entirely of Directors who are not “interested persons” of the Fund, Blackstone Advisors or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the NYSE listing standards. Currently Messrs. Becker, Gelb, Hardy, Henry, Rubio and Salacuse are members of the Nominating Committee. This Committee met one time during the fiscal year ended

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December 31, 2005. The principal function of the Nominating Committee is to select and nominate persons for election as Directors of the Fund. The Fund adopted a Nominating Committee Charter on December 18, 2003 and the Charter was filed as an appendix to the Proxy Statement filed by the Fund on April 5, 2004.

The Nominating Committee identifies potential nominees through its network of contacts. While the Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote, the Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard).

In identifying and evaluating nominees, the Nominating Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Directors of the Fund; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating Committee will accept nominations for the office of Director made by Fund Stockholders. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee. There are no differences in the manner in which the Nominating Committee evaluates nominees based on whether such nominees are recommended by a Stockholder.

Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee. There are no differences in the manner in which the Nominating Committee evaluates nominees based on whether such nominees are recommended by a Stockholder.

The Fund does not pay a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees. The Nominating Committee did not receive a recommended nominee from a Stockholder who beneficially owned, or a group of Stockholders who beneficially owned, more than 5% of the Fund’s shares for at least one year as of the date the recommendation was made.

Board Meetings

During the fiscal year ended December 31, 2005, the Board of Directors held four regular meetings and six special meetings. Each Director attended at least 75% of the meetings of the Board or the committee of the Board on which he served.

Director Compensation

Under the federal securities laws, the Fund is required to provide to Stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the investment manager, the country adviser or an affiliate of the investment manager during the Fund’s prior fiscal year. The Fund does not provide any pension or retirement benefits to Directors.

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment manager or that have an investment manager that is an affiliated person of the investment manager of any of the other registered investment companies. Investment companies are considered to be in the same family if they share the same investment manager or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

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The following table provides information concerning the approximate compensation paid during the fiscal year ended December 31, 2005 to each Director of the Fund and the aggregate compensation paid to him from all registered funds in the Fund Complex for the fiscal year ended December 31, 2005:

Name of Director	Aggregate Compensation from Fund	Total Compensation from Other Funds Advised by Adviser	Compensation from Fund and Fund Complex

Lawrence K. Becker	$17,000	$13,900	$30,900
Leslie H. Gelb	10,967	9,633	20,600
J. Marc Hardy	11,600	0	11,600
Stephane R. F. Henry	11,600	0	11,600
Prakash A. Melwani	0	0	0
Peter G. Peterson	0	0	0
Luis F. Rubio	11,567	10,033	21,600
Jeswald W. Salacuse	17,933	13,167	31,100

Code of Ethics

The Fund’s Board of Directors approved a code of ethics under Rule 17j-1 under the 1940 Act. Subject to certain conditions and restrictions, the code of ethics permits Directors, officers and other personnel subject to its provisions to invest in securities, including securities that may be purchased or held by the Fund.

The code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. The code of ethics is available on the EDGAR database on the SEC’s website at http://www.sec.gov. Copies may also be obtained, after paying a duplicating fee, by electronic request to “publicinfo@sec.gov” or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549.

Proxy Voting Policies and Procedures

The Fund has adopted the Investment Manager’s policies and procedures with respect to the voting of proxies related to portfolio securities. These proxy voting policies and procedures delegate to the Investment Manager the responsibility for voting proxy securities, subject to the Board of Directors’ continuing oversight. A copy of the Fund’s proxy voting policies and procedures is included in the Statement of Additional Information which is available without charge by calling the Fund at 1-866-800-8933.

Information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31, 2005 is available, without charge, by calling 1-866-800-8933or on the SEC’s website at http://www.sec.gov.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth the beneficial ownership of shares of the Fund, as of June 23, 2006, by each person (including any group) known to the Fund to be deemed to be the beneficial owner of more than 5% of the outstanding shares of the Fund:

	Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent Ownership

None

In addition, as of June 23, 2006, Cede & Co., a nominee for participants in The Depository Trust Company, held of record 31,587,890.0000 shares, equal to 99.66% of the outstanding shares of the Fund.

PORTFOLIO TRANSACTIONS

The Fund has no obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities. Subject to policy established by the Fund’s Board of Directors, the Investment Manager is primarily responsible for the Fund’s portfolio decisions and the initiation of the Fund’s portfolio transactions.

In placing orders, it is the policy of the Fund to obtain the best results taking into account the general execution and operational facilities of the broker or dealer, the type of transaction involved and other factors such as the risk of the broker or dealer in positioning the securities involved. While generally the best price is sought in placing orders, the Fund may not necessarily be paying the lowest price available. Securities firms that provide supplemental research to the Investment Manager or the Country Adviser may receive orders for transactions by the Fund. In these circumstances, as contemplated by Section 28(e) of the U.S. Securities Exchange Act of 1934, as amended (the “1934 Act”), the Fund may pay commissions that are higher than those that the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services that the Investment Manager and the Country Adviser must perform under their respective agreements, and the expenses of the Investment Manager or the Country Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. The Investment Manager and the Country Adviser may use the research services furnished to them by brokers who effect securities transactions for the Fund in servicing other investment companies and accounts that they manage. Similarly, the Investment Manager and the Country Adviser may use the research services furnished to them by those brokers in servicing the Fund. The Investment Manager and the Country Adviser do not use all of these research services in managing any particular account, including the Fund. To the extent that any services are provided by other NYSE members, the Fund will consider whether the commissions and fees with respect to those transactions are fair and reasonable.

In connection with the execution of portfolio transactions on its behalf, affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above. The 1940 Act prohibits such affiliated persons from dealing with the Fund as principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration that an unaffiliated broker would expect to receive in a commensurate arm’s-length transaction.

The Investment Manager makes investment decisions or recommendations for the Fund independently from those rendered for other funds that it manages, which may also invest in the same securities as the Fund. If another fund is prepared to invest in, or desires to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular security may be purchased for one fund when another fund is

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selling the same security. In the future, the Investment Manager may advise or manage other funds or accounts, in which case similar issues may arise. See “Portfolio Manager—Potential Conflicts of Interest.”

Although the management agreement does not contain any restrictions on portfolio turnover, the Fund’s policy is not to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Higher portfolio turnover involves correspondingly higher transaction costs and may result in greater amounts of short-term capital gains, which are taxed to stockholders as ordinary income when distributed. See “Taxation—U.S. Stockholders.”

For the fiscal years ended December 31, 2005, 2004 and 2003, the Fund paid commissions for the execution of its portfolio transactions amounting in the aggregate to $3,878,801, $1,924,925 and $1,483,875, respectively.

SEMI-ANNUAL REPURCHASES OF SECURITIES

General

Under the 1940 Act, the Fund may repurchase its securities:

•
on a securities exchange or such other open market designated by the SEC (so long as the Fund has, in the case of purchases of its stock, informed holders of the class of stock involved within the preceding six months of its intention to repurchase such stock);

•	by a tender offer open to all holders of the class of securities involved; or

•	as otherwise permitted by the SEC, including, for example, by electing for an interval fund structure.

The Fund has adopted an “interval fund” structure, pursuant to which the Fund conducts semi-annual repurchase offers for between 5% and 25% of the Fund’s outstanding common stock. The Fund currently intends to fund repurchase offers by using cash on hand and liquidating portfolio securities and does not intend to make additional discretionary repurchase offers.

If the Fund repurchases its shares of common stock for a price below their net asset value, the net asset value of those shares of common stock that remain outstanding would be enhanced, but this does not necessarily mean that the market price of those outstanding shares would be affected, either positively or negatively. Repurchases of shares of common stock by the Fund would also decrease its total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such share repurchase transactions would reduce the Fund’s net income.

Fundamental Policy Regarding Semi-Annual Repurchase Offers

The Fund’s fundamental policy with respect to repurchase offers is as follows:

•
The Fund will make offers to repurchase its shares at semi-annual intervals pursuant to Rule 23c-3 under the 1940 Act, and the Fund’s Board of Directors may place such conditions and limitations on the repurchase offers as may be permitted under Rule 23c-3;

•
14 days prior to the last Friday of each of the Fund’s first and third fiscal quarters (or the next business day if such Friday is not a business day) will be the deadline, which we refer to as the “repurchase request deadline,” by which the Fund must receive repurchase requests submitted by stockholders in response to the repurchase offer;

•
The date on which the repurchase price for shares is to be determined shall occur no later than the last Friday of each of the Fund’s first and third fiscal quarters, or the next business day if such Friday is not a business day; and

•	Repurchase offers may be suspended or postponed only under certain circumstances as provided for in Rule 23c-3 under the 1940 Act.

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The foregoing policy cannot be changed without stockholder approval.

From the date that notice is sent to stockholders announcing the repurchase offer until the repurchase pricing date, the Fund maintains a percentage of its portfolio assets in liquid securities at least equal to the value of the percentage of the Fund’s shares that the Fund has offered to purchase.

Procedures Relating to Semi-Annual Repurchase Offers

Prior to each repurchase offer, the Board of Directors, in the exercise of its fiduciary duties, will determine the number of shares subject to the repurchase offer based upon such considerations as market demand and the Fund’s net asset value per share. If a repurchase offer is oversubscribed, the Fund may, but is not obligated to, either:

•	repurchase all additional shares tendered if the additional shares do not exceed 2% of the Fund’s outstanding common stock; or

•	purchase all shares tendered on a pro rata basis.

All shares tendered may be withdrawn at any time prior to the repurchase request deadline in accordance with certain procedures.

Repurchase prices are set at a price equal to the net asset value of the Fund as of a specified date that occurs after the repurchase request deadline. The Fund charges a repurchase fee of up to 2% of the value of the shares that are repurchased. Payment for tendered shares is distributed within one week thereafter. All repurchase offer materials are mailed to stockholders of record before commencement of the repurchase offer. Stockholders whose shares are held in the name of a broker, dealer, commercial bank, trust company or other nominee should contact such firm if they desire to tender their shares in the repurchase offer.

During repurchase offers, net asset value per share is calculated as of the close of regular trading on the NYSE each Friday and each of the five business days preceding the repurchase request deadline. Stockholders who wish to obtain the net asset value during this period should contact the Fund’s information agent for the repurchase offer.

See “Taxation—U.S. Stockholders—Dispositions and repurchases.”

DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long- and short-term capital gains net of expenses.

Pursuant to the Fund’s dividend reinvestment and cash purchase plan, which we refer to as the “plan,” stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by PFPC Inc., which serves as the plan agent, in Fund shares pursuant to the plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the stockholders by the dividend paying agent. In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the plan agent will administer the plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the plan.

The plan agent serves as agent for the stockholders in administering the plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the plan will receive cash and participants in the plan will receive common stock, to be issued by the Fund or purchased by the plan agent in the open market. If the market price per share on

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the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value, except if the net asset value is less than 95% of the market price on the valuation date, in which case such shares will then be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the plan agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the plan agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per-share purchase price paid by the plan agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the plan provides that if the plan agent is unable to invest the full dividend amount in open- market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the plan agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the plan agent annually in any amount from $100 to $3,000 for investment in the Fund’s common stock. The plan agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15 of each year. Any voluntary cash payment received more than 30 days prior to this date will be returned by the plan agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations and also to allow ample time for receipt and processing by the plan agent, it is suggested that participants send in voluntary cash payments to be received by the plan agent approximately 10 days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the plan agent not less than 48 hours before such payment is to be invested.

The plan agent maintains all stockholder accounts in the plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each plan participant will be held by the plan agent in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Fund will pay the plan agent’s fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the plan agent’s open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the plan are expected to be less than the usual brokerage charges for such transactions, because the plan agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the plan will not relieve participants of any income tax which may be payable on such dividends or distributions. See “Taxation.”

Experience under the plan may later indicate that changes in the plan are desirable. Accordingly, the Fund and the plan agent reserve the right to terminate the plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the plan at least 30 days before the record date for such dividend or distribution. The plan also may be amended by the Fund or the plan agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the plan. All correspondence concerning the plan should be directed to the plan agent at P.O. Box 43027, Westborough, Massachusetts 01581 (telephone: 1-508-871-8500).

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TAXATION

The following is a general summary of certain United States federal income tax considerations affecting the Fund and its stockholders. It is not expected that stockholders will be subject to the alternative minimum tax as a result of their investment in the Fund. No attempt is made to present a detailed explanation of all federal, state, local and foreign income tax considerations, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors regarding an investment in the Fund. This summary reflects applicable tax laws as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts of the U.S. Internal Revenue Service (the “IRS”), retroactively or prospectively.

The Fund

The Fund has qualified and intends to continue to qualify as a “regulated investment company” for federal income tax purposes under the Internal Revenue Code, except as noted below. In order to so qualify, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (i) above (each, a “Qualified Publicly Traded Partnership”) and (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund’s assets nor more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or any one or more Qualified Publicly Traded Partnerships.

The Fund may not have qualified as a regulated investment company for the taxable year ended December 31, 2004. Section 855(a) of the Internal Revenue Code provides that, in order to eliminate taxable income for a taxable year, a regulated investment company may elect to treat dividends distributed during the twelve months following the taxable year as having been paid during such taxable year. In order to make this election, a fund must (1) declare such dividend prior to the due date of filing its tax return for the taxable year (including any extensions granted), and (2) distribute the dividend during the twelve months following the taxable year. For the taxable year ended December 31, 2004, the Fund distributed the appropriate dividend within the twelve month timeframe; however, the declaration was made on December 19, 2005, which was subsequent to the filing deadline for the 2004 tax return (i.e., September 15, 2005). As such, the Fund may have failed to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for the taxable year ended December 31, 2004. A provision of $25,507,350 was made for U.S. federal income tax purposes in the Fund’s 2005 financial statements. However, on April 6, 2006, the Fund declared a deficiency dividend (within the meaning of Section 860 of the Internal Revenue Code) of $1.07 per share with respect to its income for the taxable year ending December 31, 2004. As a result of this deficiency dividend, the Fund has reduced its recorded tax liability to approximately $5,000,000. There can be no assurance that the Fund will be able to further reduce the liability.

If the Fund qualifies as a regulated investment company and distributes to its stockholders at least 90% of its investment company taxable income (as that term is defined in the Internal Revenue Code, without regard to the deduction for dividends paid), then the Fund will not be subject to federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax at a rate of 35% on any undistributed income. Investment company taxable income includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses, but does not include “net capital gain,” which is net long-term capital gains in excess of net short-term capital losses. If in any year the Fund should fail to

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qualify as a regulated investment company, the Fund would be subject to federal income tax in the same manner as an ordinary corporation, and distributions to stockholders would be taxable to such holders as ordinary dividend income to the extent of the earnings and profits of the Fund. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” (as discussed below) in the case of individual stockholders and (ii) for the dividends-received deduction in the case of corporate stockholders. Distributions in excess of earnings and profits will be treated as a tax-free return of capital, to the extent of a holder’s basis in its shares, and any excess, as a long- or short-term capital gain. In addition, the Fund will be subject to a nondeductible 4% excise tax on the amount by which the aggregate income it distributes in any calendar year is less than the sum of: (a) 98% of the Fund’s ordinary income for such calendar year, (b) 98% of the excess of capital gains over capital losses for the one-year period ending on October 31 of such year, and (c) 100% of the undistributed ordinary income and gains from prior years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid corporate income tax.

The Fund intends to distribute sufficient income so as to avoid both corporate income tax and the excise tax.

The Fund may engage in hedging involving foreign currencies, forward contracts, options and futures contracts (including options and futures contracts of foreign currencies). See “Additional Investment Activities—Hedging.” Such transactions will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer recognition of certain of the Fund’s losses. These rules could therefore affect the character, amount and timing of distributions to stockholders. In addition, these provisions (1) will require the Fund to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In addition, certain Fund investments may produce income that will not qualify as good income for purposes of the 90% annual gross income requirement discussed above. The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any forward contract, option, futures contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund will maintain accounts and calculate income by reference to the U.S. dollar for U.S. federal income tax purposes. Investments generally will be maintained and income therefrom calculated by reference to certain foreign currencies and such calculations will not necessarily correspond to the Fund’s distributable income and capital gains for U.S. federal income tax purposes as a result of fluctuations in currency exchange rates. Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Furthermore, exchange control regulations may restrict the ability of the Fund to repatriate investment income or the proceeds of sales of securities. These restrictions and limitations may limit the Fund’s ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

The tax treatment of certain investments of the Fund is not free from doubt and it is possible that an IRS examination of the issuers of such securities or of the Fund could result in adjustments to the income of the Fund. An upward adjustment by the IRS to the income of the Fund may result in the failure of the Fund to satisfy the 90% distribution requirement necessary for the Fund to maintain its status as a regulated investment company under the Internal Revenue Code. In such event, the Fund may be able to make a “deficiency dividend” distribution to its stockholders with respect to the year under examination to satisfy this requirement. Such distribution will be taxable as a dividend to the stockholders receiving the distribution (whether or not the Fund has sufficient current or accumulated earnings and profits for the year in which such distribution is made) in the taxable year in which such dividends are received. A downward adjustment by

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the IRS to the income of the Fund may cause a portion of the previously made distribution with respect to the year under examination not to be treated as a dividend. In such event, the portion of distributions to each stockholder not treated as a dividend would be recharacterized as a return of capital and reduce the stockholder’s basis in the shares held at the time of the previously made distributions. Accordingly, this reduction in basis could cause a stockholder to recognize additional gain upon the sale of such stockholder’s shares.

The Fund intends to make investments which may, for federal income tax purposes, constitute investments in shares of foreign corporations. If the Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of the shares even if the income is distributed as a taxable dividend by the Fund to its stockholders. The Fund will generally not be able to pass through to its stockholders any credit or deduction for this tax. Additional charges in the nature of interest may be imposed with respect to deferred taxes arising from the distributions or gains. If the Fund were to invest in a PFIC and (if the Fund received the necessary information available from the PFIC, which may be difficult to obtain) elected to treat the PFIC as a “qualified electing fund” under the Internal Revenue Code, in lieu of the foregoing requirements, the Fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the PFIC, even if not distributed to the Fund, and the amounts would be subject to the 90% and calendar year distribution requirements described above.

Alternatively, the Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. Any income recognized by the Fund pursuant to the “mark-to-market” election would be subject to the 90% and calendar year distribution requirements described above.

U.S. Stockholders

Distributions.     Distributions to stockholders of investment company taxable income will, except in the case of distributions attributable to “qualified dividend income” described below, be taxable as ordinary income to the extent of the Fund’s earnings and profits, whether such distributions are paid in cash or reinvested in additional shares. It is not anticipated that a significant portion of such dividends, if any, will qualify for the dividends-received deduction generally available for corporate stockholders under the Internal Revenue Code. Stockholders receiving distributions from the Fund in the form of additional shares pursuant to the dividend reinvestment plan will generally be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution. Consequently, if the number of shares distributed reflects a market premium, the amount distributed to stockholders participating in the plan would exceed the amount of the cash distributed to nonparticipating stockholders.

For taxable years beginning on or before December 31, 2010, distributions of investment company taxable income that are designated by the Fund as derived from “qualified dividend income” are taxed to individual stockholders at the rates applicable to long-term capital gain, which reach a maximum of 15%. Qualified dividend income includes dividends received from foreign corporations only if such corporations are “qualified foreign corporations” and the Fund meets holding period and other requirements with respect to its investment in such corporations. The Fund will not be able to pass through to any stockholder the tax treatment of qualified dividend income (namely, that such income will be taxed at long-term capital gain rates) unless that stockholder also meets the same holding period and other requirements with respect to its investment in stock of the Fund. A foreign corporation is a “qualified foreign corporation” if it is (i) eligible for benefits of a comprehensive income tax treaty with the United States that the United States Treasury Department determines is satisfactory for this purpose and that includes an exchange of information program

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or (ii) any other foreign corporation with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. The United States Treasury Department has issued a notice indicating that the income tax convention between the United States and India currently in effect (the “Convention”) satisfies the requirements described in clause (i) of the preceding sentence. Accordingly, dividends paid by Indian corporations that are eligible for the benefits of the Convention will generally be eligible to be passed through to Fund stockholders as qualified dividend income. Dividends paid by PFICs, however, will not be treated as qualified dividend income. The provisions of the Internal Revenue Code applicable to qualified dividend income and the 15% maximum individual tax rate on long-term capital gains are currently effective through 2010. Thereafter, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise.

Distributions to stockholders of net capital gain that are designated by the Fund as “capital gain dividends” will be taxable as long-term capital gains, whether paid in cash or additional shares, regardless of how long the shares have been held by such stockholders. Capital gain dividends will not be eligible for the dividends-received deduction. The current maximum federal income tax rate imposed on individuals with respect to long-term capital gains is limited to 15%, whereas the current maximum federal income tax rate imposed on individuals with respect to ordinary income (and short-term capital gains, which are taxed at the same rates as ordinary income) is 35%. With respect to corporate taxpayers, long-term capital gains are currently taxed at the same federal income tax rates as ordinary income and short-term capital gains.

A distribution to a stockholder of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by the stockholder as a return of capital which is applied against and reduces the stockholder’s basis in his shares. To the extent that the amount of any such distribution exceeds the stockholder’s basis in its shares, the excess will be treated by the stockholder as gain from a sale or exchange of the shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its stockholders, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each stockholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Dividends and distributions by the Fund are generally taxable to the stockholders at the time the dividend or distribution is made (even if paid or reinvested in additional shares). Any dividend declared by the Fund in October, November or December of any calendar year, however, which is payable to stockholders of record on a specified date in such a month and which is not paid on or before December 31 of such year will be treated as paid by the Fund and received by the stockholders as of December 31 of such year, provided that the dividend is paid during January of the following year.

A notice detailing the tax status of dividends and distributions paid by the Fund will be mailed annually to the stockholders of the Fund.

Dispositions and repurchases.     Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as capital gain or loss if the shares are capital assets in the stockholder’s hands. Generally, a stockholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a stockholder sells or otherwise disposes of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received or deemed received by the stockholder with respect to such share. A loss realized on a sale or exchange of shares may be disallowed if other substantially identical shares are acquired (whether under the plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

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A repurchase by the Fund of shares generally will be treated as a sale of the shares by a stockholder provided that after the repurchase the stockholder does not own, either directly or by attribution under Section 318 of the Internal Revenue Code, any shares. If, after a repurchase a stockholder continues to own, directly or by attribution, any shares, it is possible that any amounts received in the repurchase by such stockholder will be taxable as a dividend to such stockholder, and there is a risk that stockholders who do not have any of their shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund. Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the 90% distribution requirement described above. The Fund may also recognize income in connection with the liquidation of portfolio securities to fund share purchases. Any such income would be taken into account in determining whether the 90% distribution requirement has been satisfied.

Foreign taxes.     The Fund will be subject to withholding and other taxes imposed by India and may be subject to certain taxes imposed by other foreign countries with respect to dividends, interest, capital gains and other income. If the Fund qualifies as a regulated investment company, the 90% distribution requirement discussed above is satisfied and more than 50% in value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, which for this purpose should include obligations issued by foreign governmental issuers, then the Fund may elect to treat any foreign income taxes paid by it (if such taxes are treated as income taxes under U.S. income tax principles) as paid by its stockholders. The Fund has historically made and intends to continue to qualify for and to make this election. For any year that the Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles will be included in the income of its stockholders. Each stockholder will be required to include in its gross income, even though not actually received, his pro rata share of the foreign income taxes paid by the Fund, and will be entitled (subject to certain limitations) to credit the amount included in his income against his U.S. tax liabilities, if any, or to deduct such amount from his U.S. taxable income, if any. Shortly after any year for which it makes such an election, the Fund will report to its stockholders, in writing, the amount per share of such foreign income taxes that must be included in each stockholder’s gross income and the amount that will be available for deductions or credit. In general, a stockholder may elect each year whether to claim deductions or credits for foreign taxes. No deductions for foreign taxes may be claimed, however, by non-corporate stockholders (including certain foreign stockholders as described below) who do not itemize deductions. If a stockholder elects to credit foreign taxes, the amount of credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the stockholder’s taxable income from foreign sources (but not in excess of the stockholder’s entire taxable income) bears to his entire taxable income. This limitation must be applied separately to certain categories of income and the related foreign taxes. In certain circumstances, a stockholder that (i) has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Fund must meet this holding period requirement with respect to its foreign stock and securities in order for “creditable” foreign taxes to be passed through to its stockholders. Generally, under U.S. law, capital gains realized by U.S. residents are treated as U.S. source income. Under the Convention, however, capital gains realized by U.S. residents which may be taxed in India will be treated as foreign source income, unless inconsistent with U.S. law. Section 865(h) of the Internal Revenue Code provides that if a taxpayer elects, gain from the sale of stock of a foreign corporation by a U.S. resident (as defined in Section 865(g) of the Internal Revenue Code) will be treated as foreign source if, pursuant to a U.S. tax treaty (without regard to the general U.S. sourcing rule for capital gains), such income is treated as foreign source. Accordingly, capital gains realized by the Fund which may be subject to Indian capital gains tax should be treated as foreign source if the election is made. Stockholders should consult their own tax advisors with respect to making this election and the general application of foreign tax credits.

Backup withholding.     The Fund may be required to withhold federal income tax (“backup withholding”) from dividends and redemption proceeds paid to non-corporate stockholders. This tax may be withheld from dividends if (i) the stockholder fails to furnish the Fund with the stockholder’s correct taxpayer identification number, (ii) the IRS notifies the Fund that the stockholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the

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stockholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Corporate stockholders and other stockholders specified in the Internal Revenue Code or the Treasury regulations promulgated thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be credited against such stockholder’s federal income tax liability, provided the required information is furnished to the IRS.

Disclosure regulations.     Treasury regulations provide that, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on IRS Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Foreign Stockholders

U.S. taxation of a stockholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership (“foreign stockholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such stockholder. Ordinarily, income from the Fund will not be treated as so “effectively connected.”

Income not effectively connected.     If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign stockholder, then, except as described below with respect to interest-related dividends and short-term capital gain dividends, distributions of investment company taxable income (including dividends designated as qualified dividend income) will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Furthermore, foreign stockholders may be subject to U.S. tax at the rate of 30% (or lower treaty rate) of the income resulting from the Fund’s election to treat any foreign taxes paid by it as paid by its stockholders, but will not be able to claim a credit or deduction for the foreign taxes as having been paid by them.

Under the American Jobs Creation Act of 2004, a new exemption is created under which the 30% U.S. withholding tax is no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008.

Distributions of capital gain dividends to a non-resident alien who is present in the United States for fewer than one hundred eighty-three days during the taxable year will not be subject to the 30% U.S. withholding tax. An alien individual who is physically present in the United States for more than one hundred eighty-two days during the taxable year generally is treated as a resident for U.S. federal income tax purposes, in which case he or she will be subject to U.S. federal income tax on his or her worldwide income, including ordinary income and capital gain dividends, at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. withholding tax. In the case of a foreign stockholder who is a non-resident alien individual, the Fund may be required to withhold U.S. federal income tax from distributions of capital gain dividends under the backup withholding system unless the foreign stockholder makes required certifications to the Fund on a properly completed IRS Form W-8BEN (or other applicable form), or otherwise establishes an exemption. The amount so withheld could be applied as a credit against any U.S. tax due from the stockholder or, if no tax is due, refunded pursuant to a claim therefor properly filed on an income tax return.

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Any gain that a foreign stockholder realizes upon the sale or other disposition of shares of the Fund will ordinarily be exempt from U.S. withholding tax unless the stockholder is an alien individual who is physically present in the United States for more than one hundred eighty-two days during the taxable year (as discussed above), the gain is U.S. source income and certain other requirements are met.

Income effectively connected.     If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income and net capital gain, and any gains realized upon the sale of shares or the Fund, will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate stockholders may also be subject to the 30% branch profits tax.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Indian Taxes

The income of foreign institutional investors and their sub-accounts, including the Fund, from the transfer of securities or from capital gains arising from the transfer of securities is taxable as per the provisions of Section 115AD of the Indian Income Tax Act, 1961. Selected provisions as they apply to the Fund are as follows:

•
Income received in respect of securities (other than (1) income from dividends on which a dividend distribution tax has been paid or (2) income from units of the Unit Trust of India or specified mutual funds covered by Section 115AB of the Indian Income Tax Act) are taxed at a rate of 20.91%.

•	With respect to long-term capital gains:

•
Income received in respect of long-term capital gains from (A) the transfer of (i) equity shares of an Indian company listed on an Indian securities exchange or (ii) units of an equity-oriented mutual fund listed on an Indian securities exchange or (B) the repurchase of units by an equity-oriented mutual fund is not subject to any long-term capital gains tax if that income is otherwise subject to the securities transaction tax described under “—Securities Transaction Tax” below.

•	Income received in respect of long-term capital gains from the transfer of securities other than as set forth above are taxed at a rate of 10.455%.

•	With respect to short-term capital gains:

•
Income received in respect of short-term capital gains from (A) the transfer of (i) equity shares of an Indian company listed on an Indian securities exchange or (ii) units of an equity-oriented mutual fund listed on an Indian securities exchange or (B) the repurchase of units by an equity oriented mutual fund are taxed at a rate of 10.455% if that income is otherwise subject to the securities transaction tax described under “—Securities Transaction Tax” below.

•	Income received in respect of short-term capital gains from the transfer of securities other than as set forth above are taxed at a rate of 31.365%.

•
If the Fund only has income from securities (other than (1) income from dividends on which a dividend distribution tax has been paid or (2) income from units of the Unit Trust of India or specified mutual funds registered with SEBI and covered by Section 115AB of the Indian Income Tax Act), then the Fund may not claim a deduction on the gross amount of such income under Sections 28 through 44C, Section 57 and Chapter VIA of the Indian Income Tax Act.

As used above, the term “securities” has the meaning assigned to it Section 2(h) of the Indian Securities Contract (Regulations) Act, 1956 and includes:

•	shares, scrips, stocks, bonds, debentures, derivatives, debenture stock or other marketable securities of a like nature in or of any incorporated company or other body corporate;

•	Indian government securities; and

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•	rights or interests in securities.

As used above, “equity-oriented mutual fund” means a mutual fund registered with SEBI that has invested more than 50% of its total proceeds in the equity shares of Indian companies.

On account of the lower tax rate on capital gains, provisions that would otherwise apply to non-residents to protect them from currency fluctuations in computing the capital gains arising from the transfer of shares or debentures of an Indian company do not apply to the capital gains of foreign institutional investors and their sub-accounts. In addition, the benefit of cost inflation indexation is also not available to foreign institutional investors and their sub-accounts when computing long-term capital gains from the transfer of securities.

Shares in a company, listed securities or units of a mutual fund must be held for more than twelve months in order to qualify as a long-term capital asset. All other securities must be held for more than thirty-six months in order to qualify as a long-term capital asset.

The income of foreign institutional investors and their sub-accounts from securities is subject to a tax deduction at source. However, no deduction may be made on any capital gains income from the transfer of securities. In order for the tax on capital gains of foreign institutional investors and their sub-accounts to be realized, each foreign institutional investor and sub-account must specify an agent as defined in Section 163 of the Indian Income Tax Act when initially registering with SEBI.

Dividends paid to a foreign institutional investor or sub-account will not be subject to tax. However, an Indian company must pay a “dividend distribution tax,” which is currently 13.06%, on the total amount distributed as a dividend. A distribution to non-residents of bonus shares or rights to subscribe for shares is not subject to Indian tax.

Securities transaction tax.     The Indian Finance (No. 2) Act, 2004 imposes a securities transaction tax on the following types of securities transactions:

•	the purchase or sale of equity shares of an Indian company on an Indian securities exchange;

•	the sale of a derivative on an Indian securities exchange; and

•	the sale of units of any equity-oriented mutual fund on an Indian securities exchange or the repurchase of units by an equity-oriented mutual fund.

The applicable securities transaction tax rate is as follows:

•
for any transaction involving the purchase or sale of an equity share of an Indian company or of a unit of an equity-oriented mutual fund, where the transaction occurs on an Indian securities exchange and where the purchase or sale contract is settled by actual delivery or transfer of the share or unit, 0.075%, which is payable by each of the purchaser and the seller;

•
for any transaction involving the sale of an equity share of an Indian company or of a unit of an equity-oriented mutual fund, where the transaction occurs on an Indian securities exchange and where the purchase or sale contract is settled other than by actual delivery or transfer of the share or unit, 0.01%, which is payable by the seller;

•	for any transaction involving the sale of a derivative, where the transaction occurs on an Indian securities exchange, 0.015%, which is payable by the seller; and

•	for any transaction involving the sale of a unit of an equity-oriented mutual fund to the mutual fund, 0.15%, which is payable by the seller.

Education cess.     Pursuant to the Indian Finance (No. 2) Act, 2004 an “education cess” of 2% will be levied on income tax (inclusive of surcharge, as applicable) from all securities transactions.

The recent (Indian) Finance Bill, 2006 has proposed an increase of 25% across the board on all rates of Securities Transaction Tax.

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Capital losses.     Section 115AD of the Indian Income Tax Act does not contain provisions for the tax treatment of capital losses arising on a transfer of shares in India. In general, losses arising from a transfer of a capital asset in India can only be set off against capital gains and not against any other income. To the extent that the losses are not absorbed in the year of transfer, they may be carried forward for a period of eight assessment years immediately succeeding the assessment year for which the loss was first computed and may be set off against the capital gains assessable for such subsequent assessment years. However, a long-term capital loss can be set off only against a long-term capital gain. In order to make use of capital losses in this manner, the foreign institutional investor or sub-account must file appropriate and timely tax returns in India and undergo certain assessment procedures.

After October 1, 2004, long-term capital losses with respect to (i) a sale transaction of equity shares or units of an equity-oriented mutual fund on an Indian securities exchange or (ii) a repurchase of units of an equity-oriented mutual fund may not be set off against long-term capital gains and may not be carried forward to subsequent years.

Tax treaties.     Currently, dividend income is not subject to tax in India in the hands of the holder of the shares. The provisions of the Double Taxation Avoidance Agreement entered into by the Government of India with the country of residence of a foreign institutional investor or sub-account will be applicable in the matter of taxation of income, gains or dividends (if applicable). Where the Government of India has entered into a Double Taxation Avoidance Agreement, the provisions of the Indian Income Tax Act will apply to the foreign institutional investor or the sub-account to the extent that they are more beneficial.

Stamp duty.     Purchasers of shares who seek to register such shares on the share register of an Indian company are required to pay an Indian stamp duty at the rate of Rs. 0.25 for every Rs. 100 (or part thereof) of the market value of such shares. In order to register a transfer of shares in certificated form with an Indian company, it is necessary to present a stamped deed of transfer. Upon issuing shares, an Indian company will be required to pay a stamp duty at the applicable rate on the share certificate. However, if the shares are delivered in uncertificated or “dematerialized” form, which occurs with most listed companies, no stamp duty is payable upon transfer.

Service tax.     Brokerage or commission fees paid to stockbrokers in connection with the sale or purchase of securities are subject to an Indian service tax of 10.2%. A stockbroker is responsible for collecting this tax and for paying it to the relevant authority. The recent (Indian) Finance Bill, 2006 has proposed to increase the current service tax of 10% (plus education cess at the rate of 2%) to 12% (plus education cess at the rate of 2%).

Mauritius Tax Status

The Fund conducts its investment activities in India as a tax resident of Mauritius and as such expects to obtain benefits under the tax treaty between Mauritius and India, which is referred to as the “tax treaty” or “treaty”. In the light of Circular 789 of April 13, 2000 issued by the Central Board of Direct Taxes in India, the Fund will be eligible for the benefits under the treaty if it holds a valid tax residence certificate issued by the Mauritius income tax authorities. The validity of the circular was subsequently upheld by the Supreme Court of India in a judgment delivered on October 7, 2003. The Fund has obtained a certificate from the Mauritius tax authorities to the effect that it is a resident of Mauritius under the treaty.

The Fund is subject to tax in Mauritius at the rate of 15% on its net income. However, it is entitled to a tax credit equal to the higher of any foreign tax paid and a presumed foreign tax equivalent to 80% of Mauritius tax chargeable on such income so that the effective tax rate should not exceed 3%. Further, the Fund is not subject to capital gains tax in Mauritius nor is it liable to income tax on any gains from sale of units or securities. Any dividends and redemption proceeds paid by the Fund to its shareholders are exempt from Mauritius tax.

Provided that the Fund does not have a permanent establishment in India, the tax treatment in India of income derived by the Fund is as follows:

(i)	capital gains are not subject to tax in India by virtue of Article 13 of the treaty;

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(ii)	dividends from Indian companies are paid to the Fund free of Indian tax;

(iii)	any interest income earned on Indian securities is subject to withholding tax in India at the rate of 20.5%.

The Fund continues to (i) comply with the requirements of the tax treaty, (ii) be a tax resident of Mauritius and (iii) maintain that its central management and control resides in Mauritius, and therefore the Fund’s management believes that the Fund will be able to obtain the benefits of the tax treaty.

The foregoing is based upon current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the treaty.

NET ASSET VALUE

The net asset value of the Fund’s shares of common stock is calculated no less frequently than weekly, on the last business day of each week and at such other times as the Board of Directors may determine. In addition, during a repurchase offer, the Fund makes this information available by telephone toll-free at 1-866-800-8933 and on the Internet at www.blackstone.com. Currently, The Wall Street Journal, The New York Times and Barron’s publish net asset values for closed-end investment companies weekly.

The net asset value per share of the common stock is determined by dividing the value of the net assets of the Fund (the value of its assets less its liabilities including borrowings, exclusive of capital stock and surplus) by the total number of shares of common stock outstanding. In valuing the Fund’s assets, all securities for which market quotations are readily available are valued:

•	at the last sale price prior to the time of determination if there was a sale on the date of determination;

•	at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available; and

•
at the bid price if there was no sales price on such date and only bid quotations are available. In instances where a price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board of Directors may prescribe.

Securities may be valued by independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that that valuation does not constitute fair value. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities for which reliable quotations or pricing services are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

DESCRIPTION OF CAPITAL STOCK

General

The authorized capital stock of the Fund is 100,000,000 shares of common stock, par value $.001 per share. The outstanding shares of common stock are, and the shares of common stock offered hereby will be, duly authorized, fully paid and nonassessable. All shares of common stock are equal as to dividends, distributions and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock is entitled to its proportion of the Fund’s assets after debts and expenses. There are no cumulative voting rights for the election of Directors. As a NYSE-listed company and as a Maryland corporation, the Fund is required to hold annual meetings of its stockholders. Under Maryland law, stockholders of the Fund are not liable for the Fund’s debts or obligations solely by reason of their status as stockholders.

Under Maryland law, a corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders holding at least two-

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thirds of the shares entitled to vote on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The charter of the Fund provides for approval of these matters by a majority of all of the votes entitled to be cast on the matter, except in the circumstances described below under “—Special Voting Provisions.”

The Fund has no present intention of offering additional shares of its common stock other than by this offering. Other offerings of its common stock, if made, will require approval of the Fund’s Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act that shares of common stock may not be sold at a price below the then-current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the Fund’s outstanding common stock.

The following table shows the number of shares of (i) capital stock authorized and (ii) capital stock outstanding for each class of authorized securities of the Fund as of June 16, 2006 and as adjusted for this offer:

Title of Class	Amount Authorized	Amount Outstanding as of June 16, 2006	Amount Outstanding, As Adjusted for the Offer (2)

Common Stock	100,000,000	31,695,662.0328(1)	42,260,882.0328

*	All figures have been rounded to the nearest whole share.
(1)	The Fund held 3,372,800.0000 treasury shares. These shares were not counted for purposes of determining the amount of shares outstanding.
(2)
This amount assumes that all rights are exercised. If the Fund increases the number of shares subject to this offer by 25% in order to satisfy over-subscription requests, the amount of shares of common stock outstanding, as adjusted, would be increased by 2,641,305 shares, to an aggregate of 44,902,187.0328 shares outstanding, as adjusted.

Common Stock

The Fund’s shares of common stock are publicly held and are listed and traded on the NYSE under the symbol “IFN.” The following table sets forth, for the periods indicated, the high and low closing sale prices per share of the Fund’s common stock on the NYSE and the high and low net asset values per share of the Fund’s common stock on the dates of those market highs and lows:

	Market Price Per Share and Related Discount (–)/Premium (+) (1)(2)				Net Asset Value Per Share on Date of Market High and Low (3)

Period	High		Low		High	Low

January 1, 2004 to March 31, 2004	$28.64	(+ 14.15%)	$23.60	(+ 3.78%)	$25.09	$22.74
April 1, 2004 to June 30, 2004	$28.55	(+ 11.05%)	$20.71	(+ 1.42%)	$25.71	$20.42
July 1, 2004 to September 30, 2004	$24.61	(+ 5.80%)	$19.98	(– 4.95%)	$23.26	$21.02
October 1, 2004 to December 31, 2004	$27.33	(+ 6.47%)	$23.75	(+ 2.02%)	$25.67	$23.28

January 1, 2005 to March 31, 2005	$30.50	(+ 7.17%)	$25.88	(– 1.82%)	$28.46	$26.36
April 1, 2005 to June 30, 2005	$30.68	(+ 2.23%)	$24.42	(– 8.26%)	$30.01	$26.62
July 1, 2005 to September 30, 2005	$41.90	(+ 17.63%)	$29.30	(– 3.43%)	$35.62	$30.34
October 1, 2005 to December 31, 2005	$43.80	(+ 15.32%)	$34.36	(+ 1.96%)	$37.98	$33.70

January 1, 2006 to March 31, 2006	$52.63	(+32.47%)	$40.72	(+11.50%)	$39.73	$36.52

(1)	Highest and lowest closing market price per share reported on the NYSE.
(2)	“Related Discount (–) / Premium (+)” represents the discount or premium from net asset value of the shares on the date of the high and low market price for the respective quarter.
(3)	Based on the Fund’s computations.

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Although the Fund’s common stock has recently traded at a premium, it has historically traded at a discount to its net asset value per share. In an attempt to reduce this discount, if any, the Fund may conduct periodic repurchases of shares or, with the approval of stockholders, amend its articles of amendment and restatement so that it may convert to an open-end investment company. The Fund has, in the past, conducted open-market repurchases and a tender offer of its shares. In April 2003, the Fund converted to an interval fund structure pursuant to which it conducts semi-annual repurchase offers for between 5% and 25% of the Fund’s outstanding common stock.

There is no assurance that tendering for shares, conducting repurchase offers or converting to an open-end fund will cause the shares to trade at or above net asset value because the market price of the Fund’s shares is, among other things, determined the supply and demand for the Fund’s shares, the Fund’s investment performance and investor perception of the Fund’s overall attractiveness as an investment as compared with alternative investments.

Preferred Stock

The Fund’s charter provides that the Board of Directors may classify or reclassify any unissued shares of capital stock into one or more additional or other classes or series, with rights as determined by the Board of Directors, by action by the Board of Directors without the approval of the holders of common stock. Holders of common stock have no preemptive right to purchase any shares of preferred stock that might be issued. The terms of any preferred stock, including its dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Directors, subject to applicable law and the Fund’s charter. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Fund’s common stock or otherwise be in their best interest. Presently, the Fund has no outstanding preferred stock and has no intention of offering shares of preferred stock.

Special Voting Provisions

The Fund presently has provisions in its charter and its amended and restated by-laws that are commonly referred to as “anti-takeover” provisions and may have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

First, a Director may be removed from office only for cause by vote of at least 75% of the shares entitled to be cast for the election of Directors.

Second, the affirmative vote of 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. The conversion also requires the affirmative vote of holders of at least 75% of the common stock unless it is approved by a vote of 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the common stock. A “Continuing Director” for purposes of this section is any member of the Board of Directors of the Fund who:

•	is not a person or affiliate of a person who enters or proposed to enter into a business combination (as defined below) with the Fund (an “interested party”), and

•
who has been a member of the Board of Directors for a period of at least 12 months, or has been a member of the Board of Directors since February 1, 1994, or is a successor of a Continuing Director who is unaffiliated with an interested party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund.

Third, the Board of Directors is classified into three classes, each with a term of three years with only one class of Directors standing for election in any year. Such classification may prevent replacement of a majority of the Directors for up to a two-year period. The affirmative vote of at least 75% of the shares will also be required to amend the charter or by-laws to change any of the provisions in this paragraph and the preceding two paragraphs.

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Additionally, the affirmative vote of 75% of the entire Board of Directors and the holders of at least (i) 80% of the common stock and (ii) in the case of a business combination (as defined below), 66% of the common stock other than common stock held by an interested party who is (or whose affiliate is) a party to a business combination or an affiliate or associate of the interested party, are required to authorize any of the following transactions:

•	merger, consolidation or statutory share exchange of the Fund with or into any other person;

•
issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund, transfers by the Fund of securities or other property to a corporation, trust, partnership or other entity which is wholly owned by the Fund and portfolio transactions effected by the Fund in the ordinary course of its business;

•
sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more, excluding sales, exchanges, transfers or other dispositions by the Fund to any person or entity which is wholly owned by the Fund, and except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (we refer to the transactions described in these first three bullets as “business combinations”);

•	the voluntary liquidation or dissolution of the Fund, or an amendment to the Fund’s charter to terminate the Fund’s existence; or

•
unless the 1940 Act or other federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in the fifth bullet above) if they are approved by a vote of 75% of the Continuing Directors. In that case, if Maryland law requires, the affirmative vote of a majority of the votes entitled to be cast thereon shall be required.

Additionally, any amendment to the Fund’s charter to amend, alter or repeal (or adopt any provision inconsistent with) the provisions of the charter relating to the purpose and powers of the Fund, the classification of the Board of Directors, removal of directors, the maximum number of directors, the special voting requirements discussed above, the perpetual existence of the Fund and amendment of the charter must be approved by at least 75% of the entire Board of Directors and the holders of at least 75% of the votes entitled to be cast on the matter.

The Fund’s by-laws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at a stockholders’ meeting where the Fund has not received notice of the matters at least 90 days but not more than 120 days prior to the first anniversary of the prior year’s annual meeting, in the case of an annual meeting, or 10 days following the date notice of such meeting is given by the Fund, in the case of a special meeting.

Reference is made to the charter and amended and restated by-laws of the Fund, each on file with the SEC, for the full text of these provisions. The percentage of votes required under these provisions, which is greater than the minimum requirements under Maryland law absent the elections described above or in the 1940 Act, will make more difficult a change in the Fund’s business or management and may have the effect of depriving stockholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.

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The Fund’s Board of Directors, however, has considered these anti-takeover provisions and believes they are in the best interests of the Fund and its stockholders.

In addition, in the opinion of the Investment Manager, these provisions offer several advantages. They may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control; they promote continuity and stability; and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objective.

Certain Provisions of Maryland Law

In addition to the provisions of the Fund’s charter and amended and restated by-laws that may have an anti-takeover effect, certain provisions of Maryland law may also have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Fund’s common stock or otherwise be in their best interest.

Maryland Business Combination Act.     Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns ten percent or more of the voting power of the corporation’s shares; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder.

The statute does not automatically apply to closed-end investment companies such as the Fund. At this time, the Fund has not elected to be subject to any of these provisions. However, the Fund’s Board of Directors may make such an election at any time.

Maryland Control Share Acquisition Act.     Subtitle 7 of Title 3 of the Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two- thirds of the votes entitled to be cast on the

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matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority;

•	or a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

Subtitle 7 does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction, or (b) to acquisitions approved or exempted by the charter or by-laws of the corporation.

Subtitle 7 does not automatically apply to closed-end investment companies such as the Fund. At this time, the Fund has not elected to be subject to any of these provisions. However, the Fund’s Board of Directors may make such an election at any time.

Section 18(i) of the 1940 Act provides that “every share of stock . . . issued by a registered management company . . . shall be a voting stock and have equal voting rights with every other outstanding voting stock . . . .” Thus, the 1940 Act prohibits the Fund from issuing a class of shares with voting rights that vary within the class. Subtitle 7 could be viewed as limiting the voting rights of stockholders within the specified percentages and not the voting rights of the shares themselves. Moreover, each stockholder would be equally subject to Subtitle 7. The Fund is not aware of any judicial decision or SEC interpretation that addresses the issue of whether Subtitle 7 conflicts with Section 18(i) of the 1940 Act. It is possible, however, that the SEC or a court could find that Subtitle 7 conflicts with the 1940 Act and, therefore, that its provisions are unenforceable as to a registered investment company such as the Fund. If the Fund were to elect to be subject to Subtitle 7, its provisions would apply to the Fund to the extent not in conflict with Section 18(i) of the 1940 Act.

Maryland Unsolicited Takeovers Act.      Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the 1934 Act and at least three independent directors to elect to be subject, by provision in its charter or by-laws or a resolution of its board of directors and notwithstanding any contrary provision in the charter of by-laws, to any or all of five provisions:

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•	a classified board;

•	a two-thirds vote requirement for removing a director;

•	a requirement that the number of directors be fixed only by vote of directors;

•	a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; and

•	a majority requirement for the calling of a special meeting of stockholders.

A corporation may also adopt a charter provision or resolution of the Board of Directors that prohibits the corporation from electing to be subject to any or all of the provisions of the subtitle. At this time, the Fund has not elected to be subject to any of these provisions. However, because the Fund’s charter does not include a provision prohibiting it from electing to be subject to any of these provisions, the Board of Directors may make such an election at any time. Through provisions in its charter and by-laws unrelated to Subtitle 8, the Fund already has a classified board, requires more than a two-thirds vote for the removal of directors and requires a majority vote for the calling of a special meeting of stockholders. The Fund would only elect to be subject to the provisions of Subtitle 8 requiring that any vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred if it were consistent with any applicable requirements of the 1940 Act, including Section 16 thereof.

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INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager

The Fund is party to a management agreement dated March 16, 2006 between the Fund and Blackstone Asia Advisors L.L.C., a Delaware limited liability company. Blackstone Advisors, which is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”), has served as the Investment Manager of the Fund since December 4, 2005. Blackstone Advisors, which also serves as the Fund’s Administrator, is an affiliate of Blackstone. Blackstone is a leading investment and advisory firm founded in 1985, with offices in New York, Boston, Atlanta, London, Hamburg and Mumbai. As of June 15, 2006, Blackstone had raised approximately $60 billion for alternative investing. Blackstone manages investment funds, including hedge funds and private equity, real estate, mezzanine debt and senior debt funds, and also provides corporate advisory, mergers and acquisitions and restructuring services to a variety of clients. Blackstone’s alternative asset management group, with approximately $12 billion under management in the hedge fund industry, manages assets for some of the world’s leading corporations, pension plans and foundations. The address of Blackstone Advisors is 345 Park Avenue, New York, NY 10154.

Blackstone Advisors acts as an investment adviser of the Fund and is responsible on a day-to-day basis for investing the Fund’s portfolio in accordance with its investment objective and policies. Blackstone Advisors has discretion over investment decisions for the Fund and, in that connection, initiates purchase and sale orders for the Fund’s portfolio securities. In addition, Blackstone Advisors will make available research and statistical data to the Fund.

Blackstone Advisors serves as investment manager or investment adviser for two registered investment companies including the Fund. The other fund managed by Blackstone Advisors was established in 1993 and had approximately $93,000,000 in assets as of March 31, 2006.

Under the Fund’s articles of amendment and restatement and Maryland law, the Fund’s business and affairs are managed under the direction of its Board of Directors. Investment decisions for the Fund are made by Blackstone Advisors, subject to any direction it may receive from the Fund’s Board of Directors, which periodically reviews the Fund’s investment performance.

Prior to December 4, 2005, Advantage Advisers, a subsidiary of Oppenheimer Asset Management Inc. and an affiliate of Oppenheimer & Co. Inc., served as the Fund’s Investment Manager.

Compensation.     Under the existing management agreement, the Fund pays Blackstone Advisors monthly fees at an annual rate of: (i) 1.10% of the Fund’s average weekly net assets for the first $500,000,000; (ii) 0.90% of the Fund’s average weekly net assets for the next $500,000,000; (iii) 0.85% of the Fund’s average weekly net assets for the next $500,000,000; and (iv) 0.75% of the Fund’s average weekly net assets in excess of $1,500,000,000. For the purposes of calculating compensation, average weekly net assets are determined at the end of each month based on the average of the net assets as calculated on each valuation date (generally Fridays) during the month.

For the fiscal year ended December 31, 2005, the Fund paid a total of $10,066,063 in management fees to Blackstone Advisors and Advantage Advisers. For the period December 4, 2005 to December 31, 2005, the Fund paid Blackstone Advisors $865,681 in management fees. For the period January 1, 2005 to December 4, 2005, and for the fiscal years ended December 31, 2004 and December 31, 2003, the Fund paid Advantage Advisers management fees in the amounts of $9,200,382, $5,979,694 and $4,395,688, respectively. Assuming that the value of the Fund’s assets remained constant prior to the offer at $1.117 billion (its approximate value as of June 23, 2006) and after the offer at $1.558 billion (which assumes that all rights are exercised at the estimated subscription price, including the additional shares that may be issued under the over-subscription privilege), the annual compensation received by Blackstone Advisors under the Management Agreement would be increased by approximately $3.694 million as a result of this offering.

A discussion regarding the basis for the Fund’s Board of Directors approving the Fund’s management and country advisory agreements is available in the Fund’s 2005 Annual Report to stockholders.

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Expenses.     Except for the expenses borne by Blackstone Advisors pursuant to the management agreement, the Fund pays or causes to be paid all of their expenses and liabilities, including, among other things, organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs, of Blackstone Advisors); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund’s shares on any stock exchange; costs of printing and distributing stockholder reports, proxy materials, prospectuses, stock certificates and distributions of dividends; charges of the Fund’s custodians, sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any, registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of non-interested Directors or non-interested members of any advisory or investment board, committee or panel of the Fund; travel expenses or an appropriate portion thereof of Directors and officers of the Fund, or members of an advisory or investment board, committee, or panel of the Fund, to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof, or of any such advisory of investment board committee or panel; salaries of stockholder relations personnel; costs of stockholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.

Portfolio Manager.     Punita Kumar-Sinha is the Fund’s portfolio manager who is primarily responsible for the day-to-day management of the Fund’s portfolio. For more information about the portfolio manager, see “Portfolio Manager.”

Country Adviser

Pursuant to a country advisory agreement dated March 16, 2006 between Blackstone Advisors and Blackstone Fund Services India Private Limited, Blackstone India serves as the Fund’s Country Advisor. Blackstone India, a company organized under the laws of India and a registered investment adviser under the Advisers Act, has been the Country Adviser for the Fund since December 4, 2005. Blackstone India is an affiliate of Blackstone and Blackstone Advisors. The address of Blackstone India is Taj President, 90 Cuffe Parade, Room 802, Mumbai - 400 005, India.

Pursuant to the country advisory agreement, Blackstone India acts as a consultant to Blackstone Advisors and provides and procures statistical and factual information and research for Blackstone Advisors regarding investing in India. Blackstone India is not responsible for the actual investment decisions of the Fund. Blackstone India has a team of four research analysts that cover approximately 150 to 200 companies.

Prior to December 4, 2005, Imperial Investment Advisors Private Limited (“Imperial”), a 99%-owned subsidiary of Advantage India, Inc., which in turn is a wholly-owned subsidiary of Oppenheimer & Co. Inc., served as the Fund’s Country Adviser.

Compensation.     Under the country advisory agreement, for its services, Blackstone India receives from Blackstone Advisors a monthly fee at an annual rate of 0.10% of the Fund’s average weekly net assets. For the period December 4, 2005 to December 31, 2005, Blackstone Advisors paid Blackstone India $86,911 in country advisory fees. For the period January 1, 2005 to December 4, 2005, and for the fiscal years ended December 31, 2004 and December 31, 2003, Advantage Advisers paid Imperial country advisory fees in the amounts of $874,997, $543,609 and $399,608, respectively. Assuming that the value of the Fund’s assets remained constant prior to the offer at $1.117 billion (its approximate value as of June 23, 2006) and after the offer at $1.558 billion (which assumes that all rights are exercised at the estimated subscription price, including the additional shares that may be issued under the over-subscription privilege), the annual compensation received by Blackstone India would be increased by approximately $441,400 as a result of this offering. The Country Adviser’s fee is paid by the Investment Manager and not directly by the Fund.

Expenses.     Blackstone India, at its expense, provides office space, office facilities and personnel reasonably necessary for the performance of its services.

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Administrator

The Fund is party to an administration agreement dated January 1, 2006 between the Fund and Blackstone Advisors. Blackstone Advisors has been the Fund’s Administrator since January 1, 2006. The address of Blackstone Advisors is 345 Park Avenue, New York, New York 10154.

As Administrator, Blackstone Advisors performs various administrative services, including providing the Fund with the services of persons to perform administrative and clerical functions, maintenance of the Fund’s books and records, preparation of various filings, reports, statements and returns filed with government authorities, and preparation of financial information for the Fund’s proxy statements and semiannual and annual reports to stockholders. Blackstone Advisors subcontracts certain of its responsibilities as Administrator to PFPC Inc. The address of PFPC Inc. is 103 Bellevue Parkway, Wilmington, Delaware 19809.

From December 4, 2005 to December 31, 2005, Blackstone Administrative Services Partnership L.P. (“Blackstone Administrator”), an affiliate of Blackstone and Blackstone Advisors, served as the Fund’s Administrator pursuant to an administration agreement dated December 4, 2005. Prior to December 4, 2005, Oppenheimer & Co. Inc., an indirect wholly-owned subsidiary of Oppenheimer Holdings Inc., served as the Fund’s Administrator.

Compensation.     The Fund pays Blackstone Advisors a fee that is computed monthly and paid quarterly at an annual rate of: (i) 0.20% of the value of the Fund’s average monthly net assets for the first $1,500,000,000 of the Fund’s average monthly net assets and (ii) 0.15% of the value of the Fund’s average monthly net assets in excess of $1,500,000,000 of the Fund’s average monthly net assets. For the period December 4, 2005 to December 31, 2005, the Fund paid Blackstone Administrator $177,582 in administrative fees. For the period January 1, 2005 to December 4, 2005, and for the fiscal years ended December 31, 2004 and December 31, 2003, the Fund paid Oppenheimer & Co., Inc. administrative fees in the amounts of $1,761,134, $1,087,217and $799,216, respectively. For the fiscal year ended December 31, 2005, the Fund paid a total of $1,938,716 in administrative fees to Blackstone Administrator and Oppenheimer. Assuming that the value of the Fund’s assets remained constant prior to the offer at $1.117 billion (its approximate value as of June 23, 2006) and after the offer at $1.558 billion (which assumes that all rights are exercised at the estimated subscription price, including the additional shares that may be issued under the over-subscription privilege), the annual compensation received by Blackstone Advisors, as Administrator, would be increased by approximately $853,800 as a result of this offering.

Expenses.     Pursuant to the administration agreement, Blackstone Advisors assumes all expenses incurred by it, except that the Fund reimburses Blackstone Advisors for out-of-pocket expenses incurred by its employees in connection with their attendance at meetings of the Board of Directors or any committee thereof or any other meeting at which their attendance is required.

Mauritian Administrator

The Fund is party to a Mauritian administration agreement dated April 11, 1994 between the Fund and Multiconsult Ltd., a company organized under the laws of Mauritius. Multiconsult Ltd. has been the Fund’s Mauritius administrator since 1994. Multiconsult Ltd.’s address is De Chazal Du Mee (DDM) Building, 10, Frere Felix de Valois Street, Port Louis, Mauritius.

The Mauritian administrator performs several administrative services, including the maintenance of certain books, records and statements and the calculation of net asset value, and also reports quarterly on behalf of the Fund to the Mauritius Financial Services Commission.

Compensation.     The Fund pays Multiconsult Ltd. a monthly fee of $1,500 and a quarterly fee of $1,000 for its calculation of net asset value, and the Fund also reimburses Multiconsult Ltd. for all reasonable out-of-pocket expenses reasonably incurred by it in the performance of its duties. For the fiscal years ended December 31, 2005, 2004 and 2003, the Fund paid the Mauritius administrator $20,443, $27,679 and $26,813, respectively.

Expenses.     Pursuant to the Mauritian administration agreement, the Fund reimburses Multiconsult Ltd. for all reasonable out-of-pocket expenses incurred by it in the performance of its duties.

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Duration and Termination; Non-Exclusive Services

Unless earlier terminated as described below, each of the management agreement and the country advisory agreement will remain in effect until March 16, 2008, and from year to year thereafter if approved annually (i) by a majority of the non-interested Directors of the Fund and (ii) by the Board of Directors of the Fund or by a majority of the outstanding voting securities of the Fund.

The management agreement may be terminated without penalty by the Fund’s Board of Directors or by vote of a majority of the outstanding voting securities of the Fund or upon 60 days’ written notice by Blackstone Advisors, and it will also terminate in the event it is assigned (as defined in the 1940 Act). The country advisory agreement may be terminated without penalty by the Fund’s Board of Directors, by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice by Blackstone Advisors or Blackstone India, and it will also terminate in the event of its “assignment” (as defined in the 1940 Act).

The administration agreement will remain in effect until the termination thereof by Blackstone Advisors on 90 days’ written notice or by the Fund on 60 days’ written notice, without penalty. The Mauritian administration agreement will remain in effect until the termination thereof by Multiconsult Ltd. on 3 months’ written notice or by the Fund on 6 months’ written notice.

The services of Blackstone Advisors, Blackstone India and Multiconsult Ltd. are not deemed to be exclusive, and nothing in the relevant service agreements will prevent any of them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

PORTFOLIO MANAGER

Portfolio Manager

As of December 31, 2005, the Fund is managed by Punita Kumar-Sinha, who has primary responsibility for the day-to-day implementation of the Fund’s investment strategies. Ms. Kumar-Sinha has been the portfolio manager for the Fund since 1997. Ms. Kumar- Sinha has been a Managing Director of Blackstone Asia Advisors L.L.C. (the “Investment Manager”) since December 2005. Prior to joining the Investment Manager, Ms. Kumar-Sinha was a Managing Director and Senior Portfolio Manager at Oppenheimer Asset Management Inc. and CIBC World Markets, where she was also the portfolio manager for the Fund. Prior to December 4, 2005, Advantage Advisers, a subsidiary of Oppenheimer Asset Management Inc., served as the Fund’s Investment Manager.

Other Accounts Managed by Portfolio Manager

Currently, in addition to managing the Fund, Ms. Kumar-Sinha also is primarily responsible for the day-to day portfolio management of another registered investment company, the total assets of which were approximately $93 million at March 31, 2006. Neither fund has fees based on performance.

Aside from these funds, Ms. Kumar-Sinha currently manages no other registered investment companies, pooled investment vehicles or accounts. However, in the future, Ms. Kumar-Sinha may manage other funds or accounts for, or work in conjunction with, Blackstone’s private equity group, which may also invest in the same or similar securities as the Fund.

Portfolio Manager Compensation

The portfolio manager’s overall compensation is determined by Blackstone’s Management Committee. Blackstone’s compensation structure is designed to pay competitive salaries to attract and retain top quality investment professionals. Ms. Kumar-Sinha’s compensation consists of two elements—base salary and bonus.

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Base Salary

The base salary is generally a fixed amount. The base salary is reviewed annually and may be adjusted based on a variety of factors, including competitive market factors and the skill, experience and responsibilities of the individual. While investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor.

Bonus

Ms. Kumar-Sinha is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by the portfolio manager’s supervisor. These reviews and evaluations often take into account a variety of factors, including the effectiveness of the portfolio manager’s investment strategies, the performance of the accounts for which she serves as portfolio manager relative to any benchmark or benchmarks established for those accounts over the course of the year (currently the IFC Investable Index, the Dollex and the MSCI AC Asia Ex-Japan Index), the amount of the Investment Manager’s total assets under management, her ability to work with colleagues and to supervise her investment staff and her overall contribution to the Investment Manager in achieving its business objectives.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more funds or accounts, as is the case for Ms. Kumar-Sinha. Ms. Kumar-Sinha’s simultaneous management of the Fund and another registered investment company may present actual or apparent conflicts of interest with respect to the allocation of Ms. Kumar-Sinha’s time and attention as well as with respect to the allocation of investment opportunities and aggregation of securities orders placed on behalf of the funds. These funds have partially overlapping investment objectives since both may invest in Indian securities. Potential conflicts may arise, for example, when there is a limited quantity of an investment that may be suitable for both funds and the investment must be allocated between them. It is also possible that, in light of different objectives, benchmarks, industry and sector exposures and time horizons, the portfolio manager may take differing positions in the funds. In the future, Ms. Kumar-Sinha may manage other funds or accounts that may also invest in the same or similar securities as the Fund, which may also present similar or additional conflicts of interest.

The Investment Manager believes that such potential conflicts are mitigated by the fact that the Investment Manager has adopted policies that address potential conflicts of interest, including strict adherence to investment objectives, policies and guidelines as well as best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In some cases, these procedures may affect the size of the position obtained or the price paid and may preclude some investment opportunities.

Portfolio Manager Securities Ownership

As of March 31, 2006, Ms. Kumar-Sinha beneficially owned between $10,001 and $50,000 in the common stock of the Fund.

CUSTODIANS, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

Deutsche Bank AG, whose address is Kodak House, 222, Dr. D. N. Road, Fort Mumbai 400 001, India, acts as custodian of the assets of the Fund. Deutsche Bank (Mauritius) Limited, whose address is 4th Floor, Barkly Wharf East, Le Caudan Waterfront, Port Louis, Mauritius, acts as custodian of the cash assets of the Fund.

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PFPC Inc., whose address is 103 Bellevue Parkway, Wilmington Delaware 19809, acts as transfer agent and registrar for the Fund’s shares. It also acts as dividend paying agent under the dividend reinvestment and cash purchase plan. PFPC Inc.’s address is P.O. Box 43027, Westborough, Massachusetts 01581.

EXPERTS

PricewaterhouseCoopers LLP is the independent registered public accounting firm of the Fund. The audited financial statements of the Fund and certain of the information appearing under the caption “Financial Highlights” included in this prospectus and appearing elsewhere herein have been audited by PricewaterhouseCoopers LLP for the periods indicated and are included in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP also performs tax and other professional services for the Fund. PricewaterhouseCoopers LLP’s address is Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103.

LEGAL MATTERS

The validity of the shares offered hereby will be passed upon for the Fund by DLA Piper Rudnick Gray Cary US LLP. The Fund is represented with respect to matters of Indian law by AZB & Partners, Mumbai, India.

ENFORCEABILITY OF CIVIL LIABILITIES

Some of the Fund’s Directors (J. Marc Hardy, Stephane R.F. Henry and Luis Rubio) reside and maintain most of their assets outside the United States. These Directors have not appointed an agent for service of process in the United States. In addition, Blackstone India, the Fund’s Country Adviser, is organized under the laws of India, and AZB & Partners, the Fund’s Indian counsel, has its principal office in India. It may not be possible, therefore, for investors to effect service of process within the United States upon these persons or entities to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States. In addition, it is not certain that a foreign court would enforce, in original actions, liabilities against these persons or entities predicated solely upon the U.S. securities laws.

OFFICIAL DOCUMENTS

Certain of the tabular and other statistical information set forth in this prospectus is based upon or derived from official public documents of the Indian government and its ministries, the Reserve Bank of India, the National Stock Exchange and the Mumbai Stock Exchange.

ADDITIONAL INFORMATION

This registration statement and other information can be inspected and copied at the Public Reference Room of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Copies of such materials, including copies of all or a portion of the Registration Statement can be obtained from the Public Reference Room of the SEC at prescribed rates. You can call the SEC at 1-800-SEC-0330 to obtain information on the operation of the Public Reference Room. Such materials may also be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov.

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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Page

Proxy Voting Procedures	1

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FINANCIAL STATEMENTS

The audited financial statements for the year ended December 31, 2005 are included in the Fund’s 2005 Annual Report and are incorporated by reference into this prospectus. These statements include: the Report of Independent Registered Public Accounting Firm; Schedule of Investments as of December 31, 2005; Statement of Assets and Liabilities as of December 31, 2005; Statement of Operations for the fiscal year ended December 31, 2005; Statements of Changes in Net Assets for the fiscal years ended December 31, 2005 and December 31, 2004; Notes to Financial Statements; and Financial Highlights for a share of common stock outstanding during each of the fiscal years ended December 31, 2005, 2004, 2003, 2002 and 2001. Copies of the Fund’s 2005 Annual Report were filed with the SEC on March 10, 2006 and are available on the SEC’s website at http://www.sec.gov. They may also be obtained without charge upon written or oral request from the Fund’s information agent at 866-297-1264.

F-1

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APPENDIX A

GENERAL CHARACTERISTICS AND RISKS OF HEDGING

The Fund is authorized to use various hedging and investment strategies. From time to time and as permitted by the 1940 Act, the Fund may engage in certain hedging activities described below to hedge various market risks (such as broad or specific market movements and interest rates and currency exchange rates).

A detailed discussion of the hedging (which we define below) that may be done by the Investment Manager on behalf of the Fund follows below. The Fund will not be obligated, however, to do any hedging and makes no representation as to the availability of these techniques at this time or at any time in the future. “Hedging,” as used in this appendix, refers to entering into interest rate, currency or stock index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, collars, entering into equity swaps, caps, floors or trading in other types of derivatives.

The Fund’s ability to pursue certain of these strategies may be limited by the federal income tax requirements applicable to regulated investment companies that are not operated as commodity pools.

Put and Call Options on Securities and Indices

The Fund may purchase and sell put and call options on debt and equity securities and indices based upon the prices of debt or equity securities. A put option on a security gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period. The Fund may also purchase and sell options on indices based upon the prices of debt or equity securities (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less in the case of a put, than the exercise price of the option. The purchase of a put option on a security would be designed to protect against a substantial decline in the market value of a security held by the Fund. A call option on a security gives the purchaser of the option the right to buy and the writer the obligation to sell the underlying security at the exercise price during the option period. The purchase of a call option on a security would be intended to protect the Fund against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any related commissions. When the Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Fund receives for writing the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but it has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options that are privately negotiated with the counterparty to such contract. Listed options are issued by the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options.

All such call options sold (written) by the Fund will be “covered” as long as the call is outstanding (i.e.,the Fund will own the instrument subject to the call or other securities or assets acceptable under applicable segregation and coverage rules). All such put options sold (written) by the Fund will be secured by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price.

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The Fund’s ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent upon the existence of a liquid secondary market. Among the possible reasons for the absence of a liquid secondary market on an exchange are:

•	insufficient trading interest in certain options;

•	restrictions on transactions imposed by an exchange;

•	trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities;

•	interruption of the normal operations on an exchange;

•	inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or

•
a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

Over-the-counter options are purchased from or sold to dealers, financial institutions or other counterparties that have entered into direct agreements with the Fund. With over-the-counter options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option that it has written or otherwise settle the transaction in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Fund must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC options with counterparties with the highest long-term credit ratings and with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Options on Futures Contracts

Characteristics.     The Fund may purchase and sell futures contracts on interest rates and indices of debt and equity securities and purchase and sell (write) put and call options on such futures contracts traded on recognized domestic exchanges as a hedge against anticipated interest rate changes or movements in equity markets. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract. That position is a “long” position if the option is a call and a “short” position if the option is a put.

Margin Requirements.     At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment, or an “initial margin.” It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the instruments underlying the contract. In certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased in the future pursuant to regulatory action. An outstanding futures contract is valued daily and the payment in cash of “variation margin” may be required, a process known as “marking to the market.” Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

No Regulatory Limitations on Use of Futures Contracts and Options on Futures Contracts.     The Fund’s futures transactions will be entered into for hedging purposes. There is, however, no limit on the amount of

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the Fund’s assets that can be put at risk through the use of futures contracts and options thereon, and the value of the Fund’s futures contracts and options thereon may equal or exceed 100% of the Fund’s total assets. When required, a segregated account of cash or cash equivalents will be maintained and marked to market in an amount equal to the market value of the contract. The Investment Manager reserves the right to comply with such different standards as may be established from time to time by rules and regulations of the U.S. Commodity Exchange Commission (“CFTC”) with respect to the purchase and sale of futures contracts and options thereon.

The Fund is operated by persons who have claimed exclusions from the definition of the term “commodity pool operator” under the U.S. Commodity Exchange Act and, therefore, are not subject to registration or regulation as commodity pool operators under such Act.

Currency Transactions

The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange listed currency futures contracts, exchange listed and over-the-counter options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with counterparties that have received (or the guarantors of the obligations of that have received) a credit rating of P-1 or A-1 by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Services, a division of the McGraw Hill Companies, Inc., respectively, or that have an equivalent rating from an nationally recognized statistical rating organization or (except for OTC currency options) are determined to be of equivalent credit quality by the Investment Manager.

The Fund’s dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund’s portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in the Fund’s portfolio that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments, Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

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Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Interest Rate Transactions

The Fund may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Fund would enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of the securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors that it does not own.

The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities, and it will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment date. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are less liquid than swaps.

Equity Swaps and Related Transactions

The Fund may enter into equity swaps and may purchase or sell equity caps and floors. The Fund would enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of the securities that the Fund anticipates purchasing at a later date. The Fund will not sell equity caps or floors that it does not own.

The Fund may enter into equity swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities, and it will usually enter into equity swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment date. The Fund will not enter into any equity swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors, as noted above, are less liquid than swaps.

Risks of Hedging

Hedging involves special risks, including the possible default by the other party to the transaction, illiquidity and, to the extent the Investment Manager’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if such investment strategies had not been used.

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Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at an inopportune time or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions could result in the Fund’s incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. Although the Fund’s use of futures and options transactions for hedging purposes should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is, however, no limit on the amount of the Fund’s assets that can be put at risk through the use of futures contracts and options thereon, an the value of the Fund’s futures contracts and options thereon may equal or exceed 100% of the Fund’s total assets. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from hedging will reduce the Fund’s net asset value, and possibly its income, and the losses can be greater than if the hedging had not been used.

When conducted outside the United States, hedging may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging also could be adversely affected by:

•	other complex foreign political, legal and economic factors;

•	lesser availability of data on which to make trading decisions than in the United States;

•	delays in the Fund’s ability to act upon economic events occurring in foreign markets during non- business hours in the United States;

•	the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and

•	lower trading volume and liquidity.

Segregation and Cover Requirements

Much of the hedging that the Fund may enter into is subject to segregation and coverage requirements established by either the CFTC or the SEC, with the result that, if the Fund does not hold the instrument underlying the futures contract or option, the Fund will be required to segregate on an ongoing basis with its custodian cash, U.S. government securities or other liquid debt obligations in an amount at least equal to the Fund’s obligations with respect to such instruments. Such amounts will fluctuate as the market value of the obligations increases or decreases. The segregation requirement can result in the Fund maintaining positions that it would otherwise liquidate and consequently segregating assets with respect thereto at a time when it might be disadvantageous to do so. The Fund will accrue the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap on a daily basis, and it will segregate with a custodian an amount of cash, U.S. government securities, or other liquid debt obligations or liquid securities having an aggregate net asset value at least equal the accrued excess.

Other Limitations

The degree of the Fund’s use of hedging may be limited by certain provisions of the Internal Revenue Code. See “Taxation.”

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APPENDIX B

REPUBLIC OF INDIA

The information set forth in this Appendix B has been extracted from various government and private publications. The Fund, its Board of Directors, the Investment Manager and the Country Adviser make no representation as to the accuracy of the information, nor has the Fund or its Board of Directors attempted to verify the statistical information presented in this Appendix B. Furthermore, no representation is made that any correlation exists between the Republic of India or its economy in general and the performance of the Fund. Reference in the text below to consecutive years (for example, 2004/2005) means the fiscal year beginning April 1 of the first year listed and ending March 31 of the second year listed.

THE COUNTRY

Geography

Situated in Southern Asia and covering an area of approximately 1.3 million square miles, India is the seventh largest country in the world. Bounded by the Himalayas in the north, it stretches southwards into the Indian Ocean between the Bay of Bengal to the southeast and the Arabian Sea to the west. India is bordered by the People’s Republic of China, Nepal and Bhutan to the north, Pakistan to the west, and Myanmar and Bangladesh to the east. Sri Lanka lies off its southern shores. The Andaman and Nicobar Islands in the Bay of Bengal and the Lakshadweep Islands in the Arabian Sea are also part of India.

Population

India is the world’s second most populous country. The 2001 census estimated the total population of India as approximately 1.03 billion, and that figure is projected to increase to 1.11 billion by 2006, 1.19 billion by 2011 and 1.27 billion by 2016. Although migration from rural to urban centers has increased steadily, India’s population remains predominantly rural. The 2001 census reported that 72.2% of the total population still lives in rural areas.

Control of population growth is a declared objective of government policy. India’s population growth rate has occurred despite an intensive birth control program. The 2001 census reported a population growth rate of approximately 1.96% during the years from 1991 to 2001, which is lower than the 2.15% growth rate from 1981 to 1991. Approximately 35.6% of the Indian population is below 14 years of age.

The following table sets forth information regarding the total population and its rate of growth during the period from 1951 to 2001:

Dynamics of Population Growth 1951 – 2001

	Total Population (millions) at the End of the Period (As of March 31)	Growth Rate (%)

		Decadal	Annual

1951-1961	439	21.6	1.98
1961-1971	548	24.8	2.24
1971-1981	684	24.8	2.24
1981-1991	846	23.7	2.15
1991-2001	1,027	21.4	1.96

Source: Economic Survey 2002/2003, Government of India Ministry of Finance and Central Statistical Organisation Data

Life expectancy has increased from 32.5 years for males and 31.7 years for females in 1950/1951 to 63.87 and 66.91 years, respectively, in 2000/2001. Literacy during the same period increased from 18.33% to 65.38% of the population, and the per capita net national product at factor cost (in 1993/94 prices) increased

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from Rs. 3,687 to Rs. 10,754. The Indian government estimated that 26.10% of the population lived below the poverty line in 1999/2000, as compared with 38.9% in 1987/88.

Hindi is the official national language and is spoken by approximately 40% of the population. English is recognized as an “official language” under the Indian Constitution and is widely used as the language of jurisprudence, commercial transactions and higher and technical education.

Ethnic and Cultural Diversity and Conflict

India has a diverse mix of ethnic and cultural groups. Many religions are practiced in India, and Hinduism is the principal religion, followed by an estimated 82% of the total population. The other principal religious groups are Muslims, Christians, Sikhs, Buddhists and Jains. Muslims constitute an estimated 12.12% of the total population.

Religious and ethnic differences are a recurring source of conflict in India throughout its post-independence era and on several occasions have erupted in violence. Terrorist bombings occur from time to time in a number of Indian cities.

In March 2002, the state of Gujarat experienced communal violence between Hindus and Muslims, and approximately 800 people died. The Indian government has controlled the separatist movement in the state of Punjab and has achieved some success at controlling the movement in the state of Assam. However, the states of Nagaland, Mizoram and Manipur in the northeastern part of India continue to experience insurgencies and separatist movements.

Since 1990, the Indian government has been involved in a struggle with separatist guerilla groups in the states of Jammu and Kashmir, which has strained India’s relations with its neighbors. Recent peace initiatives led by former Indian Prime Minister Atal Bihari Vajpayee and Pakistani President Pervez Musharraf have improved relations between the two countries. The Congress-led UPA government set up in 2004 initiated further improvements in relations and both countries agreed to extend a nuclear testing ban and to set up a hotline between their foreign secretaries aimed at preventing misunderstandings that might lead to a nuclear war. See “Politics—International Relations” in this Appendix B.

GOVERNMENT

Constitutional Structure

India gained its independence from the United Kingdom in August 1947, and the Indian Constitution took effect on January 26, 1950. India is a federal republic with certain powers reserved to its twenty-nine states and six “union territories.” The Indian Constitution separates the responsibilities of the national and state governments and also provides for the separation of executive, legislative and judicial powers. It also delineates areas where the national and state governments exercise joint jurisdiction.

National Government

The Indian Constitution vests legislative power in a bicameral parliament consisting of the Lok Sabha (House of the People) and the Rajya Sabha (Council of States). All but two members of the Lok Sabha (who are nominated by the President to represent Anglo- Indians) are directly elected in single-member constituencies for a term of five years on the basis of universal adult suffrage. The Indian Constitution provides that the Rajya Sabha cannot consist of more than 250 members, twelve of whom are nominated by the president and the remainder of whom are elected indirectly by representatives of the states and union territories. Elected members of the Rajya Sabha serve six-year terms, and one-third of its members stand for election every two years.

The executive branch is headed by a president who, as the head of state, exercises power under the Indian Constitution with the advice of the Council of Ministers, which is headed by the prime minister. The president is elected for five-year terms by an electoral college, which consists of elected members of the national and state legislatures. The president performs a primarily ceremonial function. Executive power in

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practice resides with the prime minister, who is responsible to the Lok Sabha. The president appoints the prime minister, and the president appoints other ministers on the advice of the prime minister.

The highest appellate court is the Supreme Court of India. The judicial system of India is primarily based on common law.

State Government and Union Territories

The system of state government closely resembles that of the national government, with each state having a legislature, governor, chief minister and a council of ministers. There are twenty-nine states in India. India has an extensive system of local government that reaches down to the municipality and village level. The national government administers the six union territories, and rural and urban local bodies, which were empowered by 1993 amendments to the Indian Constitution, serve as further institutions of self-government.

POLITICS

Domestic

India is the largest democracy in the world. Since its independence in 1947, the Congress (I) Party and its prime ministers selected from its leadership have dominated politics at the national level. Previous Congress (I) Party prime ministers include: Jawaharlal Nehru (1947 to 1964); Lad Bahadur Shastri (1964 to 1966); Mr. Nehru’s daughter, Indira Gandhi (1966 to 1977 and 1980 to 1984); Ms. Gandhi’s son, Rajiv Gandhi (1984 to 1989); P.V. Narasimha Rao (1991 to 1996); H.D. Deva Gowda of Janata Dal (1996 to 1997); and I.K. Gujaral (1997 to 1998). Atal Bihari Vajpayee of the Bhartiya Janta Party served as India’s prime minister from March 1998 until May 2004, at which time he led a twenty-five party coalition called the National Democratic Alliance. Following the Indian general elections held in April and May of 2004, the Congress (I) Party again leads the Indian government under the leadership of Prime Minister Manmohan Singh. The Congress (I) Party leads a coalition based on support from leftist and other secular parties.

The Indian Constitution requires general elections to the Lok Sabha every five years. There have been three different controlling parties since 1989. The Janata Dal Party defeated the Congress (I) Party in a general election in 1989. The Samajwadi Janata Party briefly replaced the Janata Dal Party less than one year later, and the Congress (I) Party returned to power in 1991. Although the Congress (I) Party was unable to gain a majority in the parliamentary elections held that year, it formed a minority government under the leadership of then-Prime Minister Rao.

The Congress (I) Party historically represents a secular, socialist platform. However, since the formation of Prime Minister Rao’s government in 1991, the party has promoted private sector and market-oriented reforms. These economic reforms have received broad-based political support, including that of the Bhartiya Janta Party.

International Relations

India is one of the charter members of the United Nations and its affiliated bodies and is a founding member of the International Monetary Fund, the International Bank for Reconstruction and Development, the Asian Development Bank and the African Development Bank. India is also a member of the British Commonwealth of Nations, the Non-Aligned Movement, the South Asian Association for Regional Cooperation and the World Trade Organization.

With the exception of Pakistan, India’s foreign relations have generally remained stable. In 1993, India renegotiated its foreign debt to Russia and undertook to rebuild its trade ties with the Central Asian states emerging from the break-up of the former Soviet Union. In addition, India and China in September 1993 agreed to pursue a negotiated settlement of the two countries’ longstanding border dispute. India’s external affairs minister visited China in June 1999, which marked the resumption of high level dialogue, and both sides agreed on the need for a bilateral security dialogue. The Indian president visited China in 2001, and the Chinese premier visited India in 2002. India and China agreed to establish a bilateral dialogue mechanism to fight terrorism and to accelerate the process of clarification and confirmation of the “line of actual control” along the India-China boundary. The execution of six memoranda of understanding between the two countries

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has also led to improvements in India-China relations. Relations with the United States have also generally improved since the breakup of the former Soviet Union. The visit by President Bush in February 2006 further strengthened India-U.S. ties. India entered into an agreement with the United States wherein the United States agreed to share nuclear technology, fuel and expertise in return for India’s acceptance of international safeguards. This deal however needs to be approved by the U.S. Congress before it becomes operational.

India’s relations with Pakistan have been tense for many years. The two countries have fought three major wars since their partition in 1947. The principal dispute between India and Pakistan relates to the claim on the Indian border states of Jammu and Kashmir. India fought two wars with Pakistan (from 1947-1948 and in 1965) in order to retain its control over Jammu and Kashmir, and a third war with Pakistan in 1971 resulted in the secession of Pakistan’s eastern province, which is now the People’s Republic of Bangladesh. More recently, India accused Pakistan of involvement in a terrorist attack on the Indian parliament in December 2001, and another large-scale war was threatened. Although that war was averted, the two countries downgraded their diplomatic ties from an ambassadorial level to the level of charge d’affaires and discontinued their land and air links and trade ties. A massive troop build up took place on the India-Pakistan border. The two summits whose purpose was to improve relations failed.

Relations between India and Pakistan have improved in the recent past. In 2003, former Prime Minister Vajpayee announced his willingness to commence a dialogue between the countries, and the Pakistani prime minister responded positively to Prime Minister Vajpayee’s offer. Ambassadorial ties and land and air-traffic ties have been restored. Pakistan announced a ceasefire along the India-Pakistan border, and the ensuing truce between the two nations led to an end to cross-border hostilities for the first time since an insurgency began in 1989. The Indian cricket team visited Pakistan in 2004 in yet another step toward the thawing of relations between the two countries. Indian Finance Minister Manmohan Singh and Pakistani President Parvez Musharraf met and issued a joint statement in New York City in September 2004. The joint statement reiterated the commitment of both of the countries to the implementation of confidence building measures and the countries’ agreement that possible options for a peaceful, negotiated settlement of the Kashmir issue should be explored in a sincere spirit and purposeful manner. This was followed by Pervez Musharraf’s three day visit to India in April 2005 where both the countries restated their commitment to the joint statement issued in New York City. The recent release of prisoners on both sides and the starting of the second rail link (Thar Express Train) connecting the border towns of India and Pakistan point towards improving relations between the two countries. A new bus service between Amritsar, India, and Nankana Sahib in Pakistan, the birthplace of founder of Sikh religion Guru Nanak Dev, was also started in March 2006.

THE INDIAN ECONOMY

Overview

Following its independence, India pursued a developmental policy based on strong centralized planning, regulation and control of private enterprise, state ownership, trade protectionism and strict limits on the penetration of foreign capital and technology. This protectionist regime limited India’s economic development until the mid-1980s, at which time a movement towards liberalization and market orientation of the economy began.

India experienced a crisis in its balance of payments in early 1991, which threatened to destabilize the economy. At that time, India was running a current account deficit of approximately $10 billion. Reserve levels were down to two weeks of imports despite an International Monetary Fund loan of $1.8 billion. India’s financial credibility was very low; commercial borrowing was impossible; inflation was high; and an inflow of foreign currency from non-resident Indians had been reversed. A number of factors contributed to this crisis, including the continuing drain of the government’s deficit spending, an increase in petroleum imports accompanied by increases in oil prices that resulted from tensions in the Persian Gulf, the collapse of the Soviet and Eastern European economies and the resulting pressures on India’s exports, domestic political instability and the reduction of workers’ remittances from the Persian Gulf states at the time of the Persian Gulf crisis. In response to this crisis, then-Prime Minister Rao and Finance Minister Singh instituted a program of structural reforms aimed at stabilizing the economy and promoting reliance on market mechanisms. The main components of the structural reform program are exchange and trade liberalization,

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financial sector reform and control of budget deficits, inflation and currency supplies. The program promotes foreign technology transfers and foreign investment in certain sectors of the economy as well as further development of the private sector.

Despite political instability between 1996 and 1999, the Indian economy grew by 6.6%. The Indian government instituted significant reform initiatives such as deregulation of the petroleum sector and the rationalization of income tax rates during this period. From 1999 to the present, further reform initiatives were instituted, including:

•	The Indian Electricity Act was passed in 2003 which aims at introducing competition into the power sector;

•	The Indian Fiscal Responsibility Act was passed in 2003, which provides a legal and institutional framework for controlling deficits and stabilizing debt;

•
The government has also implemented a scheme called states fiscal reform facility (2000/01 to 2004/05) to incentivize the states to undertake fiscal reforms; also as a measure of tax reform, 25 states and union territories had introduced VAT (Value Added Tax) to replace the sales tax by December 31, 2005; and

•	The Indian National Highway Development Program was created, under which the construction of 17,161 kilometers of highways will take place.

In addition, foreign direct investment limits in the telecommunications, refining and banking sectors have been raised, and the Indian government now allows such investment in the insurance and broadcasting sectors. Between 1991/92 and 2003/2004, the government privatized assets worth $10 billion including $3.5 billion in fiscal 2003/2004.

The Indian government’s policies have resulted in improved economic performance. Average gross domestic product (“GDP”) grew 6% from 1993/1994 to 2002/2003 and at 8% during 2003/2004 and 2005/2006. Inflation has been reduced from double to single digits, and fiscal deficits as a proportion of GDP have also been reduced. Foreign exchange reserves have increased substantially and, as of March 10, 2006, were approximately $143.9 billion. The Indian rupee was made fully convertible on the trade account in 1993 and has since been generally stable against the U.S. dollar.

Economic Planning

India began the process of planned development with the start of the First Five-Year Plan in 1951. The essential goals of Indian planning are the elimination of poverty, development of self-reliance, growth in national and per capita income, industrialization and expansion of employment opportunities.

The principal planning body is the Planning Commission, which was established in 1950. The Planning Commission undertakes the formulation of a five-year plan every five years in consultation with the various departments of the national and state governments. After extensive debate and discussions, the plan is made effective by parliamentary approval.

The Tenth Five-Year Plan, which covers the period from 2002 to 2007, aims for 8% average GDP growth in order to double per capita income within the next ten years and to create 100 million employment opportunities during the same period. The Planning Commission anticipates further GDP growth to 10% per year during the Eleventh Five-Year Plan period. The growth strategy relies upon a combination of increased investment and improvement in economic efficiency, policy constraints, procedural rigidities and price distortions. The Tenth Five-Year Plan also emphasizes privatization of public enterprises and the easing of legal and procedural barriers to transfers of assets. It also emphasizes qualitative factors relating to poverty, employment, social issues and the environment.

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Gross Domestic Product

GDP Growth

Average yearly real GDP growth from 2000/2001 to 2005/2006 was 6.3% and in the last three years (2003/2004 to 2005/2006), it averaged 8%. The growth momentum of 2003/2004 and 2004/2005 continued in 2005/2006. The Indian government estimates real GDP growth for the economy at 8.1% in 2005/2006 with agriculture, industry and service growing at 2.3%, 9.0% and 9.8% respectively. The average annual growth rate of 8% in the three consecutive years starting in 2003/2004 is the highest ever achieved in India. High oil prices and volatility in the agricultural sector have failed to slow the overall growth performance.

The following table sets forth changes in India’s GDP for the period 2000/2001 through 2005/2006:

Changes in Gross Domestic Product (a)

	GDP (Absolute Values)		% Change over Previous Year

		1999/2000		1999/2000
	Current Prices	Prices	Current Prices	Prices

	(Rs. billion)		(%)

2000/2001	19,302	18,704	7.7	4.4
2001/2002	20,974	19,781	8.7	5.8
2002/2003	22,556	20,526	7.5	3.8
2003/2004(b)	25,434	22,260	12.8	8.5
2004/2005(c)	28,439	23,937	11.8	7.5
2005/2006(d)	32,006	25,866	12.5	8.1

(a)	At factor cost.
(b)	Provisional.
(c)	Quick estimate.
(d)	Advance estimates.
Source: Central Statistical Organisation Data

Composition of GDP

Agriculture has been the largest historical contributor to GDP. However, since the post-independence era, the Indian economy has progressively depended less on agricultural output and more on the manufacturing and services sectors.

The following table sets forth changes in the Indian economy by economic sector:

Sectoral Distribution of Gross Domestic Product (% of total GDP)

	1951/52 to	1956/57 to	1961/62 to	1966/67 to	1971/72 to	1976/77 to	1981/82 to	1986/87 to	1991/92 to	1996/97 to	2001/02 to
	1955/56	1960/61	1965/66	1970/71	1975/76	1980/81	1985/86	1990/91	1995/96	2000/01	2004/05

Agriculture	52.45	48.94	45.19	47.03	44.21	38.94	35.76	31.94	30.41	27.17	21.15
Mining and Quarrying	0.83	0.98	1.11	1.07	1.13	1.57	2.91	2.80	2.51	2.31	2.58
Manufacturing	11.31	12.69	14.47	13.20	14.80	16.30	16.34	16.69	16.67	16.22	15.42
Electricity Gas & Water Supply	0.31	0.48	0.67	0.92	1.06	1.59	1.80	2.09	2.47	2.50	2.25
Construction	2.96	3.44	4.07	4.65	4.41	4.79	4.85	5.43	5.27	5.69	6.23
Trade Hotels & Restaurants	6.59	7.19	7.85	8.39	9.40	10.82	12.21	12.46	12.84	13.96	15.52
Transport, Storage &
Communications	3.67	4.09	4.25	4.08	4.18	4.81	5.01	5.84	6.44	7.03	8.10
Finance	11.69	12.32	11.90	10.35	9.98	9.72	9.52	10.25	11.32	11.73	14.35
Public Administration and Defense	3.45	3.76	4.42	4.59	4.94	5.15	5.37	6.04	5.60	6.06	6.22
Other Services	6.73	6.11	6.07	5.72	5.89	6.32	6.24	6.45	6.46	7.32	8.18

Source: National Accounts Statistics, 2005

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Growth rates of the various economic sectors (measured in 1999/2000 prices) during the period from 2000/2001 to 2005/2006 are set forth below.

Growth in GDP by Sector
(% annual real change)

	2000/2001	2001/2002	2002/2003	2003/2004(a)	2004/2005(b)	2005/2006(c)

Agriculture, forestry, logging, mining and quarrying	0.2	5.8	(5.6)	9.6	1.2	2.1
Manufacturing, construction, gas and water supply	6.7	2.8	6.8	7.9	8.9	9.8
Transport, communication and trade	7.1	9.2	9.1	12.0	10.6	11.1
Banking, insurance, real estate and business services	4.1	7.3	8.0	4.5	9.2	9.5
Community, social and personal services	4.7	3.9	3.8	5.4	9.2	7.9

Total GDP	4.4	5.8	3.8	8.5	7.5	8.1

Source: Central Statistical Organisation Data
(a)	Provisional
(b)	Quick estimate
(c)	Advance Estimates

Public Sector Enterprises

The national and state governments own or control a substantial number of enterprises that account for a significant portion of the country’s non-agricultural economic activity. State ownership is prevalent in the mining, public utilities, railway, banking, insurance, communications, heavy engineering, chemicals, shipbuilding, paper and financial services sectors. Sectors of total GDP attributable to state ownership rose rapidly in the 1960s and 1970s and less rapidly in the 1980s and the 1990s. State ownership accounted for 24% to 25% of GDP during the period 1993/1994 to 2004/2005. State ownership is now less dominant in many critical sectors and is likely to decline further in the future.

Beginning in 1991/1992, minority holders began to sell some of their interests in state-owned industries, but the majority of those companies’ ownership was still state-owned. From 1999/2000 onwards, however, the emphasis shifted to “strategic sales” whereby even those majority stakes have been privatized. To date, the Indian central government controls 240 companies; since 1991, it has divested its equity in forty-eight companies and raised Rs. 450.66 billion from these sales. In 2003/2004, the Indian government collected Rs. 160.48 billion in divestiture sales. However, disinvestment receipts were at a modest Rs. 44.24 billion during 2004/2005. Disinvestment targets were modestly budgeted in 2005/2006 budget. Budget 2006/2007 has set a target of raising Rs. 38.4 billion for the National Investment Fund, which gets resources from the sale of government equity in public sector undertakings.

Inflation

Inflation has decreased over the past several years due to adequate food stocks, adequate foreign exchange reserves and a stronger rupee in an environment of subdued global inflationary expectations. Indian monetary policy has also contained inflationary expectations.

From 2001/2002 to 2005/2006, the inflation rate was 4.7% per annum, as compared to 6% per annum from 1994/1995 to 2000/2001. The inflation rate as measured by the consumer price index for industrial workers, which measures changes in prices for goods and services consumed by industrial workers, has been marginally below the 4% level in the last three years. The wholesale price index, which measures changes in the prices of all commodities in India, averaged 4.5% for the first 11 months of 2005/2006 despite high oil

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and metal prices. Although part of the reason for low inflation is the incomplete pass through of global crude price increases, increased competition and productivity enhancements have also played an important role in keeping the inflation under check.

The following table sets forth annual percentage changes in the rate of inflation during the period from 2000/2001 to 2005/2006:

Annual Rates of Inflation
(% change over previous year)

	2000/2001	2001/2002	2002/2003	2003/2004	2004/2005	2005/2006*

Wholesale Price Index	7.1	3.6	3.4	5.5	6.5	4.5
Consumer Price Index for Industrial Workers	3.8	4.3	4.0	3.9	3.8	3.9

*	WPI Inflation is for the period April-February 2005/2006 and CPI inflation is for the period April-January 2005/2006
Source: Ministry of Industry and Ministry of Labour

Wages and Employment

The rate of growth of employment, on current daily status (“CDS”) basis (average unemployed in the reference week), declined from 2.7% per annum from 1983 to 1994 to 1.07% per annum from 1994 to 2000. The decline in the overall growth rate of employment from 1994 to 2000 was largely attributable to a near stagnation of employment in agriculture. As a result, the share of agriculture in total employment dropped from 60% in 1993/1994 to 57% in 1999/2000. The total labor force grew by 1.31% from 1993/1994 to 1999/2000. Hence, the unemployment rate went up from 5.99% in 1993/1994 to 7.32% in 1999/2000.

The unemployment rate went up further till 2004. On the basis of CDS, during the reference period the unemployment rate for males increased from 5.6% to 9.0% in rural areas, and from 6.7% to 8.1% in urban areas. Similarly, the unemployment rate for females increased from 5.6% in 1993/1994 to 9.3% in 2004 in rural areas and from 10.5% to 11.7% in urban areas. Furthermore, unemployment rates on the basis of CDS were much higher than those on the basis of usual status (average unemployed in the reference year) implying a high degree of intermittent unemployment. This may be mainly because of the absence of regular employment for many workers.

While unions attempt to increase wages through trade union organization, their overall effect on labor costs and prices is small due to their weak bargaining power in a labor-surplus economy. Although India has a minimum wage, its rates vary from state to state and are not applicable to small companies. Unemployment rates varied sharply across states. States where wages are higher than in neighboring ones because of strong bargains or social security provisions, such as high minimum wage, had high incidences of unemployment in general.

Agriculture

The growth rate of GDP was in the past strongly influenced by the agricultural sector. More recently, the sector’s share of GDP has fallen significantly, and, as a result, aggregate GDP has become less sensitive to fluctuations in agricultural performance.

Nevertheless, agriculture remains a key sector of the Indian economy, providing food security to the population, employment to the rural populations and consequently, a large domestic market for manufactured goods. Agriculture accounts for approximately 13-14% of total export earnings and provides raw material such as textiles, silk, sugar, rice and dairy products to many Indian industries. Rural areas are the largest market for low and mid-priced durable and non-durable consumer goods. The agricultural sector is growing annually at approximately 2.2%.

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Within the last forty years, India has expanded irrigation capabilities, improved its technical and mechanical production capabilities and introduced an extensive hybridization program. India figures prominently in the production of many agricultural goods. For example:

•	Among cereals production, India is placed third, having the second largest production in wheat and rice, the largest production in pulses, and the fourth largest production in coarse grains;

•
India is among the world’s largest producers of cotton, sugar, sugarcane, peanuts, jute, tea and spices; India, the largest producer and consumer of tea in the world, accounts for around 27% of world production and 13% of world trade;

•
India is the second largest producer of both fruits and vegetables in the world. India occupies first position in the production of cauliflower, second in onion and third in cabbage. Among fruits, India ranks first in the production of mangos, bananas, sapota and acid lime;

•
India owns one of the largest livestock populations in the world. It accounts for 57% of the world’s buffalo population and 16% of the cattle population. It ranks first in respect of cattle and buffalo population, third in sheep and second in goat population in the world;

•	India’s milk production, estimated at 90.7 million tons, is the highest in the world;

•	India is the fifth largest producer of eggs and seventh largest producer of meat. The livestock sector produced 45.2 billion eggs and 2.12 million tons of meat in 2004/2005;

•	India is the third largest producer of fish and second largest producer of inland fish in the world;

•	India is the largest producer of coconuts, areca nuts, cashew nuts, ginger, turmeric and black pepper; and

•	The Indian agriculture sector ranks third in the world, after China and the United States.

In recent years, there has been a considerable emphasis on crop diversification, and horticulture (i.e., fruits, vegetables, ornamental crops, medicinal and aromatic plants and spices) and plantation crops (i.e., coconut, cashew nut and cocoa) have been promoted. Critical infrastructure for cold storage, refrigerated transportation, rapid transit, grading, processing, packaging and quality control has aided these new initiatives of crop diversification.

The annual monsoon rainfall still plays a very crucial role in the country’s agriculture performance. With only about 40% of total cultivable land under irrigation, such a dependence on rainfall is indisputable. Not only is the total quantum of rain an important factor shaping agricultural production, its spatial and temporal distribution too is equally important. The 2005 monsoon season ended with an overall rainfall deficiency of just 1% compared to normal. However, monsoon rains were spatially not well distributed. The events contributed to a 2.1% growth in agricultural GDP despite a low base.

The following table sets forth the results of agricultural production during the period 2000/2001 through 2004/2005:

Performance of Agricultural Production

	2000/2001	2001/2002	2002/2003	2003/2004	2004/2005(c)

	(million tons)
Rice	84.98	93.34	71.82	88.28	85.31
Wheat	69.68	72.77	65.76	72.11	72.00
Coarse cereals	31.08	33.37	26.07	38.12	33.92
Total pulses	11.07	13.37	11.13	14.94	13.38
Total food grains	196.81	212.85	174.77	213.46	204.61
Total nine oilseeds	184.40	206.62	148.38	252.9	261.03
Sugarcane (cane)	2959.60	2972.08	2873.83	2373.08	2323.18
Cotton (a)	95.20	99.97	86.24	138.66	170.02
Jute and mesta (b)	105.60	116.78	112.76	112.27	104.89

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	2000/2001	2001/2002	2002/2003	2003/2004	2004/2005(c)

	(% change in production over the previous year)
Rice	(5.2)	9.8	(23.1)	22.9	(3.4)
Wheat	(8.8)	4.4	(9.6)	9.7	(0.2)
Coarse cereals	2.4	7.4	(21.9)	46.2	(11.0)
Pulses	(17.4)	20.8	(16.8)	34.2	(10.4)
Total food grains	(6.2)	8.1	(17.9)	22.1	(4.1)
Oilseeds	(11.0)	12.0	(28.2)	70.4	3.2
Sugarcane	(1.1)	0.4	(3.3)	(17.4)	(2.1)
Cotton	(17.4)	5.0	(13.7)	60.8	22.6
Jute and mesta	0.1	10.6	(3.4)	(0.4)	(6.6)

(a)	Million bales of 170 kilograms each.
(b)	Million bales of 180 kilograms each.
(c)	Fourth Advance Estimate.
Source: Ministry of Agriculture

Industry

The strategy of Indian industrialization did not change significantly prior to 1990. It emphasized heavy industry, public ownership, and import substitution. Most of India’s industry during the early years of the post-independence era revolved around the processing of primary goods such as textiles. The government’s import substitution policies have contributed to the development of a large industrial base, which produces, among other items, capital goods and components, cement, steel, consumer durables and consumer products.

The Indian government introduced a new industrial policy in 1991 that was designed to promote industrial expansion and greater participation by the private sector. The new industrial policy has abolished a licensing system for industrial activity that previously existed in all but fifteen strategic industries, including industries relating to defense equipment, aerospace and petroleum. In addition, since 1991, the Indian government has permitted the private sector to participate in industrial activity relating to the core and basic sectors of the economy (i.e., electricity, coal, petroleum, petroleum refining, steel and cement), which were previously reserved for the public sector enterprises only.

The following table sets forth changes in the Index of Industrial Production, which is an index that measures the growth of industrial activity in the Indian economy:

Annual Percentage Growth Rates in Major Sectors of Industry

	Weighting (a)	2000/2001	2001/2002	2002/2003	2003/2004	2004/2005	2005/2006(b)

Mining	104.73	2.84	1.26	5.80	5.28	4.38	0.54
Manufacturing	793.58	5.35	2.85	6.01	7.38	9.13	8.97
Electricity	101.69	3.97	3.10	3.22	5.04	5.15	4.91
General	1,000.00	5.02	2.69	5.78	6.98	8.37	7.97

(a)	% of General Index of Industrial Production accounted for by particular industrial sector.
(b)	For April-January 2005/2006
Source: CSO Data

As the above table indicates, the period 2002/2003 and beyond represent the current industrial expansion. Between 2001/2002 and 2004/2005 industry has been growing consistently along with the manufacturing sector. The manufacturing sector largely contributed to the performance of the industry. The target growth of industry during the Tenth Five-Year Plan was put at 10% consistent with an overall GDP growth of 8%. However, overall industrial growth so far has remained well short of the target.

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Textile

The textile industry is a labor intensive industry with a low cost of labor. India is one of the largest producers of textiles in the world and competes with countries like China, Bangladesh and Pakistan. Textiles contribute significantly to India’s exports.

The textile industry was one of the first industries privatized in connection with the Indian government’s structural reform program, and the industry has undergone a major restructuring in recent years. Specifically, textile mills have modernized their plants and machinery and devoted greater attention to exports. To promote garment exports, the Indian government has begun a program called the Apparel Park for Exports, which subsidizes the construction and development of apparel manufacturing facilities. The end of the quota regime is expected to hasten the pace of outsourcing of textiles from the markets such as the United States and the European Union. This would lead to a major shift in outsourcing destinations — low-cost developing countries like India, China and Pakistan may be the biggest gainers.

Chemicals

India is a major producer of fertilizer and produced 15,603 thousand tons of major fertilizers in 2005/2006, as compared with 9,045 thousand tons during 1990/1991. It imported 2,753 thousand tons of major fertilizers during 2004/2005 to meet its demand requirement. India is largely self-sufficient in its requirements of caustic soda, soda ash, potash, paints and varnishes, soaps, detergents and drugs, pharmaceuticals and other chemicals. Its production of petrochemicals is not sufficient to meet demand.

Electronics and Software

The electronics industry has experienced high growth since the 1960s. Software exports have become increasingly important to India’s exports and international image and rely upon public investments in human capital, decreased trade barriers and a highly competitive private sector.

A unique feature of this industry is its emphasis on exports. Software and services exports have grown at a rate of 34% in 2004/2005 over 2003/2004. Information technology exports are likely to grow by 30% to 32% in the current year. Electronics hardware exports also grew sharply in 2004/2005 as compared to the previous year and reached a level of Rs. 80 billion in 2004/2005. Output in the Indian electronics and information technology industry was Rs. 1,483.60 billion during 2004/2005, up from 1,182.90 billion in 2003/2004.

Other important electronic segments include the information technology-enabled services sector and business process outsourcing. Export revenues from these segments grew rapidly from US$2.5 billion in 2002/2003 to US$5.1 billion in 2004/2005.

Steel

India’s developmental policies have historically promoted the steel industry, and those policies have resulted in the construction of a series of integrated plants. In the late 1990s, the steel industry experienced slow output growth due to a combination of weak domestic demand growth and competition from imports. Over the past few years, the situation has improved. World steel prices have risen since January 2002. Domestic steel demand has also risen due in part to a highway construction project undertaken under the National Highway Authority of India. The buoyancy of the steel sector also continued in the last few years. In 2004/2005, India has produced 40 million tons of finished carbon steel.

Cement

The cement industry has recovered since 2001/2002. It registered a growth rate of 9.52% during 2001/2002 and maintained that trend in 2002/2003 due to an increase in capital expenditures. In 2003/2004, this industry recorded 6.15% growth. During 2004/2005, growth in cement production increased to 8.15% . The growth of the housing sector and highway projects has increased demand for cement. Export of cement for 2003/2004 and 2004/2005 was 9 million and 10.6 million tons, respectively.

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Energy

Energy is one of the major factors in Indian economic development. An important recent development in the energy sector is the privatization of power distribution in Indian cities.

Electricity

Total power generation in during April-December 2005 was 458.6 billion kilowatt hours, an increase of only 4.7% over the same period of the previous year. Thermal and hydro-generation grew by 1.4% and 19.1% respectively during April-December 2005. Although nuclear power generation declined during April-December 2004, it increased during the corresponding period of 2005. Total electricity generation recorded growth of 5.2% in 2004/2005 as compared with the previous year. The “plant load factor,” which is a measure of operational efficiency of thermal power plants, improved from 69% in 2000/2001 to 74.5% in 2004/2005.

To address the problems of energy and peak shortages of power, the Tenth Five-Year Plan aims to increase generation capacity by 36,956 megawatts. However, the likely achievement is expected to be around 34,000 megawatts. In power transmission, an All-India power grid, also called the “National Grid,” is envisaged to be developed in a phased manner—first by integrating a cluster of regions, and subsequently all the regions by the year 2012. The total interregional transmission capacity is planned to increase from its present 9,450 megawatts to about 37,150 megawatts by 2012. Strong regional grids presently exist in all the five regions.

The basic problem faced by this sector is the gap between the cost of user charges and the cost of supply. The Electricity Act, 2003 provides that the State Electricity Regulatory Commissions (SERC) shall adopt tariffs through a transparent process of bidding in accordance with the guidelines issued by the central government.

However, in view of the concerns expressed by several states, review of the Act has been carried out and it has been proposed to bring certain amendments. The Electricity (Amendment) Bill, 2005 on the proposed amendments was introduced in the Lok Sabha in December 2005.

Coal

The total production of coal increased from 319 million tons in 1997/1998 to 413 million tons in 2004/2005. The production of coal grew at 3.9% in 2004/2005 as compared to a growth rate of 5.8% in the previous year. India was a net exporter of coal until 1978/ 1979, after which the import level increased significantly. The net imports of coal increased over the years, and in 2005/2006 the shortfall of coal is expected to be around 20.34 million tons.

Petroleum and Natural Gas

The oil and natural gas industry has experienced major efforts in liberalization. In refined petroleum products India continues to have a net exportable surplus. While imports of petroleum products were 8.83 million tons in 2004/2005 and 7.32 million tons in April to November 2005, exports of the same were 18.21 million tons and 12.68 million tons during the corresponding periods. Refining capacity has increased from 118.37 million tons per annum (MTPA) as on April 1, 2003 to 127.37 MTPA as on October 1, 2005.

From April 2005 to December 2005, crude oil production registered a negative growth rate (-5.9%) compared with a growth rate of 2.8% in the same period of the previous year. Net imports of crude oil grew from 20.7 million tons in 1990/1991 to about 95.9 million tons in 2004/2005.

Natural gas is an important alternative to liquid fuels, which have increased in importance in the last decade. Demand for gas is outstripping supply in India, and the power stations are not getting the required allocation of gas.

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Infrastructure

Indian government efforts have substantially improved some areas of Indian infrastructure over the past decade. Its efforts involved new institutional arrangements like a “build-operate-transfer” program whereby a private company builds and operates a public infrastructure project and later sells it to the government, user charges, new technologies, private sector production and a regulatory framework that fosters competition. The Indian government implemented the “Central Sector Projects” to promote infrastructure development in the power, petroleum and coal sectors. Most projects relate to railways and the surface transport sectors.

Economic growth in the 1980s and 1990s highlighted weaknesses in Indian infrastructure, especially gaps relating to power, roads, highways, ports and telecommunications. Despite a diminishing demand-supply gap in the second half of the 1990s, infrastructural weaknesses remain the major impediment to higher growth. Financing continues to be a critical issue in the infrastructure development.

Energy transport infrastructure can restrict significant acceleration in GDP growth in the near future.

Railway

India’s rail system is among the largest railway systems in the world. India’s railway system has an extensive network covering about 63,140 kilometers, of which approximately 25% is electrified. Between the freight and passenger segments of the Indian railways, the former accounts for roughly two-thirds of revenues. Within the freight segment, bulk traffic accounts for nearly 95%, of which about 50% is coal.

Indian railways have instituted several reforms in the face of competition from other modes of transportation in an attempt to increase its share in the transportation sector. Some of these initiatives include:

•	a rationalization of its freight structure;

•	undertaking operational improvements; and

•	private investment.

Roads

India’s road network includes 65,569 kilometers of national highways, 131,899 kilometers of state highways, 467,763 major district roads, and 2,650,000 rural roads as of March 2005.

There are three sources of finance—fuel cess, external assistance and borrowings from the domestic market through bonds that qualify for capital gains tax exemption—for the National Highway Authority of India (NHAI). External assistance is provided by multilateral agencies such as the World Bank, the Asian Development Bank and the Japan Bank of International Co-operation. The government has included a rural road development program as part of its rural development program, “Bharat Nirman.”

Ports

Twelve major and 187 minor and intermediate ports service the Indian coastline. Major ports service approximately three-fourths of the total traffic of India’s ports while minor and intermediate ports service the remainder. In 2005/2006 through December 2005, cargo handled by major ports registered a 12.4% growth, compared to a 11.3% growth rate observed in 2004/2005. The annual aggregate cargo handling capacity of major ports increased from 389.5 million tons per annum in 2003/2004 to 397.5 million tons per annum in 2004/ 2005.

Air Transport

The civil aviation sector has made significant improvements in coping with the growth of international and domestic traffic. Airports and other civil aviation infrastructure were under tight government control until recently. Significant policy changes, including recently the end of Air India’s monopoly on international flights by Indian carriers, are encouraging entrants to come. A number of new low-cost airlines have entered recently into the Indian air travel market. Indian Airlines is planning to lease additional aircrafts. Jet Airways and Deccan Airlines are also planning aggressive fleet expansion. Jet Airways, after the acquisition of Air

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Sahara, recently, has become the largest airline operating in India. Private operators carry more than 61% of the domestic air-traffic.

Telecommunications

The telecommunications sector has grown since 1995. The total number of telephones (basic and mobile) rose from 22.8 million in 1999 to more than 125 million at the end of December 2005. Overall teledensity (telephones per 100 people) has risen from a mere 2.32 in 1999 to 11.32 in December 2005. Mobile connections and fixed connections grew by 78% and 48%, respectively, in 2005/2006 (first nine months) as compared with the previous year.

The Indian telecom sector ranked fourth in terms of actual foreign direct investment inflow from August 1991 to September 2005. The sector attracted foreign direct investment valued at US$2,863 million from August 1991 to September 2005.

Fiscal Policy

Indian fiscal policy plays a key role in the country’s macroeconomic stability. However, India’s increasing competition and economic transparency complicate its fiscal policy formulation because the government is unable to predict certain economic elements, including the magnitude, speed and direction of foreign trade and capital flows. In an increasingly privatized and open economy, fiscal policy depends, among other things, upon the nature of India’s monetary and exchange rate policies, capital market transparency and prevailing macroeconomic conditions.

Fiscal reforms in the 1990s substantially restructured the Indian tax system. The reforms focused on the stability of tax rates, rationalization and simplification of tax laws and tax compliance. Marginal income tax rates were reduced substantially, and compliance costs have been reduced. The Indian government reduced customs and input and output tariff rates in order to align the tariff structure with that of the other developing countries in the region. The tax reforms during this period laid the foundation of a more rational and widespread tax net, conferring benefits to almost all sectors and classes and simultaneously augmenting the resources available to the central government.

The upswing in GDP growth in the last three years has been accompanied and enabled by a reduction in fiscal deficit from 5.9% in 2002/2003 to 4.1% in 2005/2006. During the same period, revenue deficit has declined from 4.4% to 2.6%. The Fiscal Reform and Budget Management Act (FRBM) which prescribed a graded reduction in the deficit ratios from 2004/2005 played a role in stabilising the deficit ratios. The year 2004/2005 was the first year of implementation of the FRBM. The final figures for 2004/2005 show that targets for the fiscal deficit were achieved. This improvement in deficit indicators has been achieved through improvement in the tax/GDP ratio and moderation in growth of non-developmental revenue expenditure in the backdrop of sluggish growth in non-tax revenues and pressures on account of expenditure requirements for social sector flagship programs of the government. An expanded coverage of taxes on services has also aided tax collection.

The fiscal policy for 2006/2007 emphasizes increased spending on social sectors, including rural employment, education and health.

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The burden of fiscal corrections is expected to be mainly on tax revenues. The measures to increase the tax/GDP ratio consist of rational and stable tax rate regime, expansion in the taxpayer base by inclusion of hitherto exempted sectors such as agriculture, etc., increased tax compliance and improvement in the efficiency of tax administration.

The following table sets forth government expenditures:

Total Expenditures of the National Government

	2002/2003	2003/2004	2004/2005	2005/2006(a)	2006/2007(b)

	(Rs. billion)
Total Expenditures	4,003.97	4,713.68	4,976.82	5,087.05	5,639.91
Non-Plan Expenditures, including	2,889.42	3,490.88	3,654.06	3,649.14	3,912.63
(a) Interest Payments	1,178.04	1,240.88	1,269.34	1,300.32	1,398.23
(b) Defense Expenditures*	556.62	600.66	758.56	817	890
(c) Subsidies	435.33	443.23	436.53	468.74	462.13
Plan Expenditures	1,114.55	1,222.8	1,322.76	1,437.91	1,727.28
Revenue Expenditures	3,396.28	3,621.4	3,843.51	4,402.95	4,881.92
Capital Expenditures	607.69	1,092.28	11,33.31	684.1	757.99

As % of Total Expenditures (%)

	2002/2003	2003/2004	2004/2005	2005/2006(a)	2006/2007(b)

Non-Plan Expenditures, including	72.2	74.1	73.4	71.7	69.4
(a) Interest Payments	29.4	26.3	25.5	25.6	24.8
(b) Defense Expenditures	13.9	12.7	15.2	16.1	15.8
(c) Subsidies	10.9	9.4	8.8	9.2	8.2
Plan Expenditures	27.8	25.9	26.6	28.3	30.6
Revenue Expenditures	84.8	76.8	77.2	86.6	86.6
Capital Expenditures	15.2	23.2	22.8	13.4	13.4

(a)	Revised estimate
(b)	Budget estimate
*	Net of defense receipts. Includes defense capital expenditure.
Source: Annual Budget, 2006/2007

As a proportion of GDP, outstanding liabilities of the central government (including external debt at historical exchange rate) declined from 55.3% in 1990/1991 to reach 49.4% in 1996/1997, reflecting the lower fiscal deficit in the intervening years. This trend was subsequently reversed, and outstanding liabilities as a proportion of GDP rose to 63.9% in 2004/2005. Internal liabilities as a proportion of GDP stood at 61.9% in 2004/2005. The Indian government’s increasing reliance on borrowing has led to continuous growth in total outstanding debt. However, with a check on fiscal deficit to GDP in recent years, the outstanding internal liabilities as a proportion of GDP was at 60.3% according to 2005/2006 revised estimates.

Greater internal liabilities had raised interest rates in 1990s. The average rate of interest on internal government debt rose from 7.35% in 1991/1992 to 9.08% in 1997/1998 and increased further to 10% in 2000/2001. More recently however, the average interest rate on internal debt fell to 6.7% according to 2005/2006 revised estimates.

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Outstanding Liabilities of the Government of India

	2002/2003	2003/2004	2004/2005	2005/2006(a)	2006/2007(b)

			(Rs. billion)
1. Internal liabilities	14,995.9	16,905.5	19,335.4	21,269.9	23,968.5
a) Internal debt	10,206.9	11,417.1	12,759.7	13,559.4	15,220.3
b) Other internal liabilities	4,789.0	5,488.5	6,575.7	7,710.5	8,748.2
2. External debt (outstanding)*	596.1	461.2	608.8	683.9	767.2
3. Total outstanding liabilities (1+2)	15,592.0	17,366.8	19,944.2	21,953.9	24,735.6
4. Amount due from Pakistan on account of share of partition debt	3.0	3.0	3.0	3.0	3.0
5. Net liabilities (3-4)	15,589.0	17,363.8	19,941.2	21,950.9	24,732.6
6. Total assets	8,407.7	9,035.6	10,834.2	11,893.4	13,812.9
7. Excess of liabilities over assets (5-6)	7,181.3	8,328.2	9,107.0	10,057.5	10,919.7

	2002/2003	2003/2004	2004/2005	2005/2006(a)	2006/2007(b)

	(% of GDP at current prices)
1. Internal liabilities (outstanding)	61.2	61.2	61.9	60.3	60.5
a) Internal debt	41.7	41.4	40.9	38.4	38.4
b) Other internal liabilities	19.5	19.9	21.1	21.8	22.1
2. External debt (outstanding)*	2.4	1.7	2.0	1.9	1.9
3. Total outstanding liabilities	63.6	62.9	63.9	62.2	62.4
6. Total assets	34.3	32.7	34.7	33.7	34.9
7. Excess of liabilities over assets	29.3	30.2	29.2	28.5	27.6

(a)	Revised estimate
(b)	Budget estimate
*	External debt figures represent borrowings by the government from external sources and are based upon historical rates of exchange
Source: Annual Budget, 2006/2007

Monetary Policy

Indian monetary policy changed in recent years in response to financial sector reforms and the growing external orientation of the Indian economy. Current monetary policy aims to enhance financial sector efficiency, preserve financial stability and improve transmission mechanisms by transitioning from direct to indirect monetary instruments. Current monetary policy seeks to ensure adequate monetary liquidity that can meet credit growth and support investment demand while at the same time controlling inflation and promoting softer interest rates and greater medium-term flexibility in India’s interest rate structure.

Bank rate changes, combined with the repo-rate and reverse repo-rate changes, have emerged as important liquidity and monetary management tools. India’s “liquidity adjustment facility” (“LAF”) has evolved as an effective mechanism for absorbing and increasing day-today monetary liquidity, providing a corridor for the “call” money market. During 2002/2003, government reforms in the banking sector promoted a soft interest rate regime and greater bank operational efficiency, as well as stronger bank regulatory mechanisms and better banking technology. However, recently interest rates have started firming up.

The following table sets forth stock in the “M1” and “M3” money supply from 2000/2001 to 2004/2005. “M1” includes all currency in circulation as well as demand and other deposits with the public. “M3” includes all components of M1 as well as fixed deposits and savings deposits.

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Money Supply

	2000/2001	2001/2002	2002/2003	2003/2004	2004/2005

	(Rs. billion)
Currency in circulation	2,182.1	2,509.7	2,824.7	3,270.3	3,686.6
Demand deposits	1,662.7	1,792.0	1,987.6	2,586.3	2,840.2
Money (M1)	3,794.5	4,228.4	4,735.8	5,787.2	6,462.6
M1 growth (%)	11.0	11.4	11.9	22.2	11.7
Time deposits with banks	9,337.7	10,755.1	12,443.8	14,269.6	16,076.8
Broad money supply (M3)	13,132.2	14,983.6	17,179.6	20,056.8	22,539.4
M3 growth (%)	16.8	14.2	15.0	16.7	12.4

Source: Reserve Bank of India

Banking and Finance

The Reserve Bank of India

The Reserve Bank of India is the central bank of India and is entrusted with monetary stability, currency management and supervision of the financial and payments systems. It was established in 1935, and its functions and focus have evolved in response to India’s changing economic environment. As the central bank of India, it acts as the banker to the state and national governments, the lender of last resort and the controller of the country’s money supply and foreign exchange. The Reserve Bank of India is the sole authority for the issue of bank notes and the supervisory body of all banking operations in the country.

Commercial Banks

Commercial banks in India provide term finance and working capital for industry, agriculture and trade. Commercial banks are categorized as either “scheduled” or “non-scheduled” banks. Scheduled banks in India constitute those banks which have been included in the Second Schedule of Reserve Bank of India (RBI) Act, 1934. Of late, public sector banks have contained their interest expenses within reasonable levels due to high liquidity conditions. Declining interest rates also allowed banks to realize gains on the sale of appreciated securities. Provisions and contingencies increased for most domestic bank groups, reflecting their attempts to improve their credit portfolio, but declined for most foreign banks, reflecting improvements in their asset portfolio.

Capital levels of the banking sector improved with the overall capital adequacy of scheduled banks rising from 10.4% in March 1997 to 12.8% in March 2005 due to the increased reinvestment of profits into reserves. All banks, other than two old private sector banks, had capital adequacy above the stipulated minimum level of 9%. To enable banks operating in India to conform to the Basel II framework, the Reserve Bank of India in January 2006 issued detailed guidelines for raising capital funds to meet market as well as credit risks.

Bank credit risk management has also improved due to improved risk management practices, greater recovery efforts and the Indian Securitisation and Reconstruction of Financial Assets and Enforcement of Security Interest Act. A significant improvement in recovery of non-performing assets by Scheduled Commercial Banks led to a sharp decline in gross non-performing assets to gross advances ratio to 5.2% at the end of March 2005 from 7.2% at the end of March 2004. During 2004/2005, several banks and some financial institutions sold their non-performing assets to the Asset Reconstruction Company (India) Ltd to the extent of Rs. 15,3.43 billion.

Increased competition has also affected the Indian banking system. Interest margin for scheduled banks, which is the excess of interest income over interest expense normalized by total assets, has declined. Banks have also curtailed expenditures, decreased operating expenses and increased worker productivity.

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Other Financial Institutions

Most Indian financial institutions were initially established when Indian capital markets were relatively underdeveloped and incapable of adequately meeting the long-term financing needs of the economy. With the improvement of the long-term funds market and increased financial sector reform, the subsidized credit from financial institutions that previously existed is no longer as important. Further, as concessional sources of finance decrease and Indian financial institutions and banks become more alike, Indian financial institutions not only must raise funds at prevailing market rates but must also compete in their asset and liability aspects. Structural changes in the Indian financial system have diminished the business volume and profitability of Indian financial institutions. As a result, Indian financial institutions are adjusting their businesses, diversifying their client bases, activities and products.

The Indian financial institution sector includes term-lending institutions, investment institutions, specialized financial institutions and refinance institutions. Several financial institutions fall within the regulatory and supervisory domain of the Reserve Bank of India. These are the IFCI Ltd., the Industrial Investment Bank of India Ltd. (IIBI), the Small Industries Development Bank of India, the Export-Import Bank of India, the Tourism Finance Corporation of India Ltd., Infrastructure Development Finance Company Ltd., the National Bank for Agriculture and Rural Development and the National Housing Bank.

In contrast to the rising trend in financial assistance sanctioned and disbursed by financial institutions from 1996 to 2000, a sharp decline in such assistance occurred in 2001/2002 and 2002/2003. During 2004/2005 also financial assistance sanctioned and disbursed by all-India financial institutions also declined. Consolidation in the banking sector has also encompassed the Development Finance Institutions, which have been the traditional provider of long-term finance.

Significant improvement in the financial performance of the All-India financial institutions was recorded during the year ended March 2005. Net interest income increase significantly on account of increase in interest income on the one hand and decline in interest expenditure on the other. On the whole, operating profits of the financial institutions improved as well as the net profits, despite net losses incurred by IFCI and IIBI. The asset quality of the financial institutions also improved significantly during 2004/2005, reflecting the combined impact of recovery of dues and increased provisioning.

Strengthening the financial sector and improving the financial markets are the core objectives of financial reform in India. Specifically, the reforms aim to create greater accountability and market discipline. They also promote improved capital adequacy, asset classification and provisioning, accounting standards, exposure and disclosure norms, investment and risk management and asset liability management.

Credit Allocation

India’s bank rate, repo rate and reverse repo rate changes have emerged as important tools of Indian monetary policy. Indian monetary policy has traditionally reflected a policy bias for soft interest rates and a flexible interest rate structure. Bank rates have been kept unchanged at 6% since April 2003, while the fixed repo and fixed reverse repo rate under LAF have undergone several changes.

Capital Markets

The Indian government has instituted many measures since 1991 to promote the development of the Indian capital markets, including the deregulation of offering prices, the opening of an over-the-counter market and development of a national stock exchange. Recent policies aim to enhance market efficiency and improve investor protection by promoting greater transparency and improved trading and settlement systems. 2004/2005 began with an active debt market that was backed by robust liquidity and substantial debt instrument demand. Equity markets also recorded large volumes and touched new highs as strong economic fundamentals, robust corporate performance and healthy foreign inflows backed a strong market. The commodity futures markets have been experiencing strong growth through the introduction of nationwide electronic trading and market access. Because of this, the turnover rose sharply from a level of Rs. 670 billion in 2002/2003 to a level of Rs. 13,870 billion in 2005.

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Balance of Payments

India’s overall balance of payments position has improved significantly in the past decade. Its foreign exchange reserves have improved substantially from a draw down of US$1.28 billion in 1990/1991 to a reserve build-up of US$5.8 in 2000/2001 and a further reserve increment of US$26.2 billion in 2004/2005. The current account deficit, which signifies a country’s overall current liabilities, improved from 3.1% of GDP in 1990/1991 to a surplus of 2.3% of GDP in 2003/2004. However in 2004/2005, rising demand for investment in the domestic economy drew in greater merchandise imports relative to exports and net inflow of invisibles and led to the reversal of the surplus in the current account balance to a deficit of 0.8% of GDP. Through the decade, inflows have generally remained buoyant.

The improvement in India’s external sector position is in part due to increasing openness in terms of the share of tradeables in the economy. The ratio of exports to GDP has increased from 9.9% in 2000/2001 to 11.8% in 2004/2005, but the share of imports in GDP has increased at a faster rate from 12.6% in 2000/2001 to 17.1% in 2004/2005. With a widening trend in recent years, the trade deficit reached a high of US$28.6 billion (as per customs data) in 2004/2005, and this high was surpassed by a record US$33.8 billion in April to January 2005/2006 itself. While this is a cause for concern, it may reflect a lag between export growth and growth in import of capital, intermediate and basic goods. Even as the merchandise deficit has soared in the last five years, it has been constantly cushioned by increasing contribution of service sector exports, in particular of exports of information technology-related services. Software exports have surged from US$6.3 billion in 2000/2001 to an estimated US$17.2 billion in 2004/2005 and to US$10.3 billion in the first half of 2005/ 2006 itself. The rise in current receipts has had positive effects on debt service capabilities and on import purchasing power.

In 2004/2005, a combination of low global interest rate spreads, U.S. dollar weakness and a step-up in industrial activity since 2004/2005 resulted in a surge in external commercial borrowings. Private transfers have also been buoyant from 2000/2001 to 2003/2004, but declined to US$20.65 billion in 2004/2005. Buoyancy in equity markets hit record-high foreign institutional investor inflows in 2004/2005. At the end of 2004/2005 India’s foreign exchange reserves were worth US$141.5 billion. As of mid-February 2006, reserves were at levels equal to 12.2 months of imports.

India initiated a gradual process of capital account liberalization in the early 1990s. The government’s initial reform measures following a balance of payments crisis in 1991 were predominantly aimed at current account convertibility. Thereafter, the government further liberalized its policies regarding foreign direct investment, portfolio investment and long-term commercial borrowings. As the external sector increasingly consolidates, the government has also liberalized its restrictions on outflows.

Although restrictions still exist in several sectors, during 2004/2005 the Indian government furthered its objective to encourage foreign direct investment inflows, new technologies and improved management practices. It has permitted foreign direct investment (“FDI”) up to 100% on the automatic route in all sectors/activities, with fewer exemptions. FDI in development of township, housing, built-up infrastructure and construction development projects are now included in this category. Additionally, further measures have been taken towards simplification of procedures in FDI by placing certain activities under general permission route of the Reserve Bank of India. These include transfer of shares in an existing Indian firm from residents to non-residents and vice-versa, except in the financial sector and where the SEBI code is attracted, and conversion of the ECB/Loan into equity and preference shares into equity, provided the activity is covered in the automatic route and after conversion it would fall within the sectoral cap, among others.

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The following table sets forth the main components of India’s balance of payments from 2000/2001 to 2004/2005:

Balance of Payments: Main Components (US$million)

Items	2000-01	2001-02	2002-03	2003-04	2004-05 PR

1. Export f.o.b	45,452	44,703	53,774	66,285	82,150
2. Import c.i.f	57,912	56,277	64,464	80,003	118,779
3. Trade Balance (1-2)	(12,460)	(11,574)	(10,690)	(13,718)	(36,629)
4. Invisibles, net	9,794	14,974	17,035	27,801	31,229
5. Current Account (3+4)	(2,666)	3,400	6,345	14,083	(5,400)
6. Foreign Investment, net	5,862	6,686	4,161	13,744	12,147
7. External Assistance, net	410	1,117	(3,128)	(2,858)	1,923
8. Commercial Borrowings, net	4,303	(1,585)	(1,692)	(2,925)	5,040
9. Short Term Capital, net	551	(793)	970	1,419	3,792
10. Banking Capital, net	(1,961)	2,864	10,425	6,033	3,874
11. Rupee Debt Service, net	(617	(519)	(474)	(376)	(417)
12. Other Capital, net	292	781	578	1,699	4,668
13. Capital Account Balance (6+12)	8,840	8,551	10,840	16,736	31,027
14. Errors & Omissions	(305)	(194)	(200)	602	532
15. Overall Balance (5+13)	5,868	11,757	16,985	31,421	26,159
16. I.M.F.	0	0	0	0	0
17. Foreign Exchange Reserves (-Increase/+Decrease)	(5,842)	(11,757)	(16,985)	(31,421)	(26,159)

Source: Reserve Bank of India

As a % of GDP

Items	2000-2001	2001-02	2002-03	2003-04	2004-05

1. Exports	9.9	9.4	10.6	11	11.8
2. Imports	12.6	11.8	12.7	13.3	17.1
3. Trade Balance	(2.7)	(2.4)	(2.1)	(2.3)	(5.3)
4. Invisibles Balance	2.1	3.1	3.4	4.6	4.5
5. Current Account Balance	(0.6)	0.7	1.3	2.3	(0.8)
6. External debt	22.4	21.1	20.4	17.8	17.3

Source: Economic Survey 2005-06

Foreign Trade

India has experienced persistent trade deficits since the early 1980s. Prior to the introduction of a structural reform program in 1991, India’s economic policy did not encourage exports and aimed instead for broad self-sufficiency in most products through import substitution. The government gradually recognized its need to correct this “anti-export” bias, and several export promotion measures were instituted.

Apart from a move to a unified market-determined exchange rate system in 1993, India’s new trade policy emphasizes lower nominal tariffs, less import restrictions and the gradual removal of “import licensing” requirements. The trade policy reforms also emphasize export incentives and move away from direct subsidies toward indirect export promotion. In the Union Budget 2005/2006, the peak rate of customs duty on non-agricultural goods was further reduced from 20% to 15%. The Indian Parliament passed the bill on Special Economic Zones (“SEZ”) in June 2005, to implement the provisions of the SEZ Act 2005 that provides fiscal incentives and tax concessions for developers and manufacturers. Its features also relate to establishment of free trade and warehousing zones to create world-class trade related infrastructure, among

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others. At present there are 15 functional SEZs and in principle approval has been given to 62 others. Furthering its policy on greater trade integration within the Asian region, India signed a Comprehensive Export Cooperation Agreement with Singapore, which came into implementation on August 1, 2005. Negotiation on all aspects of the SAFTA (South Asian Association for Regional Cooperation) was concluded recently and the tariff liberalization program is scheduled to be implemented from July 1, 2006 onwards.

The following table sets forth changes in the composition of India’s trade balance during the period 2000/2001 through 2004/2005:

Foreign Trade Balance

		Imports	Trade	% Growth		Trade deficit as % of
	Exports	US$million	Deficit	Exports	Imports	Exports
2000-01	44,560	50,536	5,976	21.0	1.7	13.4
2001-02	43,827	51,413	7,586	(1.6)	1.7	17.3
2002-03	52,719	61,412	8,693	20.3	19.4	16.5
2003-04	63,843	78,149	14,306	21.1	27.3	22.4
2004-05	80,540	109,173	28,633	26.2	39.7	35.6
2005-06*	88,760	126,336	37,576	26.3	33.0	42.3

*	Trade for April-February 2005-06
Source: Ministry of Commerce and Industry, Government of India

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Composition of Imports

The following tables set forth the composition of India’s imports and exports during the indicated periods:

	Imports in Rs. billion			Imports in US$billion			% Growth

Commodity	2002/03	2003/04	2004/05P	2002/03	2003/04	2004/05P	2002/03	2003/04	2004/05P

I. Bulk imports	117.60	135.38	188.17	243.0	294.6	418.8	19.9	21.2	42.2
A. Petroleum, crude and products	85.37	94.52	134.09	176.4	205.7	298.4	26.0	16.6	45.1
B. Bulk consumption goods	11.67	14.12	13.54	24.1	30.7	30.1	18.0	27.4	(1.9)
C. Other bulk items	20.56	26.74	40.54	42.5	58.2	90.2	0.7	37.0	55.0
1. Fertilizers	3.03	3.31	5.53	6.3	7.2	12.3	(7.8)	15.2	70.8
2. Non-ferrous metals	3.23	4.36	5.63	6.7	9.5	12.5	3.0	42.4	32.1
3. Paper, paper boards, manufactures including news prints	2.18	3.02	3.16	4.5	6.6	7.0	0.6	46.4	6.8
4. Crude rubber, including synthetic and reclaimed	0.88	1.29	1.77	1.8	2.8	3.9	4.7	53.9	40.6
5. Pulp and waste paper	1.66	1.88	2.13	3.4	4.1	4.7	16.5	19.1	15.7
6. Metalliferrous ores, metal scrap, etc	5.02	5.95	10.65	10.4	13.0	23.7	(9.3)	24.9	82.9
7. Iron and steel	4.57	6.92	11.67	9.4	15.1	26.0	13.2	59.6	72.4
II. Non-bulk imports	179.61	223.73	292.89	371.1	486.9	651.9	19.1	31.2	33.9
A. Capital goods	65.33	83.99	101.40	135.0	182.8	225.7	36.6	35.4	23.5
1. Manufactures of metals	2.36	3.17	3.99	4.9	6.9	8.9	20.0	41.2	28.6
2. Machine tools	1.20	2.11	2.66	2.5	4.6	5.9	27.9	86.4	28.7
3. Machinery except electrical and electronic	17.26	21.80	29.43	35.7	47.4	65.5	20.0	33.0	38.1
4. Electrical machinery except electronic	3.21	4.01	5.14	6.6	8.7	11.4	11.7	31.3	31.2
5. Electronic goods	27.10	34.49	43.76	56.0	75.1	97.4	48.1	34.1	29.7
6. Transport equipment	9.18	14.83	10.89	19.0	32.3	24.2	65.1	70.1	(24.9)
7. Project goods	2.63	1.82	2.61	5.4	4.0	5.8	(4.6)	(27.0)	46.9
B. Mainly export related items	49.91	58.44	74.81	103.1	127.2	166.5	24.9	23.3	30.9
1. Pearls, precious and semi-precious stones	29.34	32.76	42.34	60.6	71.3	94.2	31.2	17.6	32.2
2. Organic and inorganic chemicals	14.64	18.53	23.97	30.3	40.3	53.4	8.1	33.3	32.3
3. Textile yarn, fabrics, made-ups, etc	4.70	5.78	6.74	9.7	12.6	15.0	29.8	29.6	19.2
4. Cashew nuts	1.24	1.37	1.76	2.6	3.0	3.9	182.5	16.9	31.0
C. Others	64.37	81.30	116.69	133.0	176.9	259.7	2.3	33.0	46.8

Total Imports	297.21	359.11	481.06	614.1	781.5	1070.7	19.4	27.3	37.0

P: Provisional estimates
Source: RBI Handbook of Statistics, 2005-06

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	Exports in Rs. billion			Exports in US$billion			% Growth

Commodity	2002/03	2003/04	2004/05P	2002/03	2003/04	2004/05P	2002/03	2003/04	2004/05P

I. Primary products	421.3	455.0	548.1	87.1	99.0	122.0	21.5	13.7	23.2
A. Agriculture and allied products	324.7	346.2	359.6	67.1	75.3	80.0	13.7	12.3	6.3
1. Tea	16.5	16.4	17.8	3.4	3.6	4.0	(5.3)	4.4	11.5
2. Coffee	9.9	10.9	10.1	2.1	2.4	2.2	(10.5)	15.0	(5.1)
3. Rice	58.3	41.7	66.4	12.0	9.1	14.8	81.0	(24.7)	63.0
4. Oil meals	14.9	33.5	31.0	3.1	7.3	6.9	(35.2)	137.1	(5.3)
5. Marine products	69.3	61.1	57.0	14.3	13.3	12.7	15.8	(7.2)	(4.6)
B. Ores and minerals	96.6	108.8	188.4	20.0	23.7	41.9	58.1	18.7	77.0
II. Manufactured goods	1947.6	2228.3	2613.6	402.4	484.9	581.7	20.6	20.5	20.0
A. Leather and manufactures	89.5	99.4	102.9	18.5	21.6	22.9	(3.2)	17.0	5.8
B. Chemicals and Related products	360.8	434.1	533.5	74.6	94.5	118.7	23.2	26.7	25.7
C. Engineering goods	437.2	v570.0	738.7	90.3	124.1	164.4	29.8	37.3	32.5
D. Textile and Textile Products	562.2	587.8	566.8	116.2	127.9	126.1	13.8	10.1	(1.4)
E. Gems and jewellery	437.0	485.9	615.8	90.3	105.7	137.1	23.6	17.1	29.6
F. Handicrafts (excluding handmade carpets)	38.0	23.0	15.4	7.9	5.0	3.4	43.0	(36.4)	(31.3)
G. Other Manufactured Goods	23.0	28.2	40.5	4.8	6.1	9.0	22.5	29.0	47.1
III. Petroleum products	124.7	164.0	305.2	25.8	35.7	67.9	21.6	38.5	90.3
IV. Others	57.7	86.4	93.9	11.9	18.8	20.9	1.5	57.7	11.1

Total exports	2,551.4	2,933.7	3,560.7	527.2	638.4	792.5	20.3	21.1	24.1

Composition of Exports
P: Provisional estimates
Source: RBI Handbook of Statistics, 2005-06

During the 1990s, India was increasingly consistent in its exports to the Organization for Economic Cooperation and Development (OECD) countries and the European Union. India has also increased exports to OPEC countries, Eastern Europe and more strongly to other developing countries. In particular, the efforts towards greater Asian trade integration reflect in the buoyant export figures. The United States has remained India’s main trading partner, although its share has declined consistently over the last five years. In fact, in 2005/2006 (April-October) China has emerged as the second major trading partner of India. The share of Singapore has also been increasingly steadily over the past few years, and it has emerged to be a significant trading partner.

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Direction of Foreign Trade
(Rs. billion)

Group/country	2000/01	2001/02	2002/03	2003/04	2004/05P

OECD countries
Exports	1,072.4	1,031.2	1,276.8	1,361.5	1,565.9
Imports	920.9	984.4	1,127.7	1,358.9	1,686.9
Trade Balance	151.5	46.8	149.1	2.6	(121.0)
OPEC members
Exports	221.6	249.2	333.2	438.6	571.3
Imports	122.8	141.4	168.4	257.8	438.3
Trade Balance	98.7	107.7	164.8	180.8	133.0
Eastern Europe
Exports	60.2	59.8	60.4	71.5	76.5
Imports	38.8	45.2	55.2	74.8	107.5
Trade Balance	21.4	14.7	5.2	(3.4)	(31.0)
Developing countries
Exports	594.5	645.5	864.5	1,047.0	1,328.6
Imports	509.7	609.3	759.2	945.1	1,220.5
Trade Balance	84.8	36.2	105.2	101.9	108.1
Asia
Exports	458.6	492.8	676.6	846.7	1,041.5
Imports	386.5	441.9	547.0	747.6	968.3
Trade Balance	72.1	50.9	129.6	99.1	73.2
Africa
Exports	89.4	107.8	124.7	142.2	193.8
Imports	91.2	119.3	162.0	142.6	165.1
Trade Balance	(1.8)	(11.5)	(37.4)	(0.4)	28.8
Latin American countries
Exports	46.5	44.9	63.2	58.0	93.2
Imports	32.0	48.1	50.1	54.8	87.1
Trade Balance	14.5	(3.2)	13.0	3.2	6.1
Others/unspecified
Exports	87.1	104.4	16.5	15.1	18.3
Imports	716.5	671.7	861.6	954.5	1,357.4
Trade Balance	(629.4)	(567.2)	(845.1)	(939.4)	(1,339.1)
Total Trade
Exports	2,035.7	2,090.2	2,551.4	2,933.7	3,560.7
Imports	2,308.7	2,452.0	2,972.1	3,591.1	4,810.6
Trade Balance	(273.0)	(361.8)	(420.7)	(657.4)	(1250.0)

Source: RBI Handbook of Statistics, 2005-06

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Direction of Foreign Trade
(% of total)

Group/Country	2000/01	2001/02	2002/03	2003/04	2004/05P

OECD countries
Exports	52.7	49.3	50.0	46.4	44.0
Imports	39.9	40.1	37.9	37.8	35.1
OPEC
Exports	10.9	11.9	13.1	14.9	16.0
Imports	5.3	5.8	5.7	7.2	9.1
Eastern Europe
Exports	3.0	2.9	2.4	2.4	2.1
Imports	1.7	1.8	1.9	2.1	2.2
Developing countries
Exports	29.2	30.9	33.9	35.7	37.3
Imports	22.1	24.9	25.5	26.3	25.4
Asia
Exports	22.5	23.6	26.5	28.9	29.3
Imports	16.7	18.0	18.4	20.8	20.1
Africa
Exports	4.4	5.2	4.9	4.8	5.4
Imports	3.9	4.9	5.5	4.0	3.4
Latin American countries
Exports	2.3	2.1	2.5	2.0	2.6
Imports	1.4	2.0	1.7	1.5	1.8
Others/unspecified
Exports	4.3	5.0	0.6	0.5	0.5
Imports	31.0	27.4	29.0	26.6	28.2
Total Trade
Exports	100.0	100.0	100.0	100.0	100.0
Imports	100.0	100.0	100.0	100.0	100.0

Source: RBI Handbook of Statistics, 2005-06

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Foreign Exchange Reserves

The following table indicates India’s foreign exchange reserves, which have improved steadily since September 2000:

Foreign Exchange Reserves

	Rs. billion				US$billion

End of	Foreign currency Assets	Gold	SDRs	Total	Foreign currency Assets	Gold	SDRs	Total

Jun-03	3,650.0	171.8	0.1	3,867.2	78.5	3.7	0.001	83.2
Sep-03	3,998.7	179.7	0.2	4,233.7	87.2	3.9	0.004	92.3
Dec-03	4,452.3	192.3	0.1	4,704.7	97.6	4.2	0.003	103.2
Mar-04	4,662.2	182.2	0.1	4,901.3	107.4	4.2	0.002	113.0
Jun-04	5,248.7	186.6	0.1	5,495.1	114.2	4.1	0.002	119.5
Sep-04	5,266.1	193.5	0.1	5,519.8	114.1	4.2	0.001	119.6
Dec-04	5,454.7	199.7	0.2	5,716.8	125.2	4.6	0.005	131.2
Mar-05	5,931.2	196.9	0.2	6,191.2	135.6	4.5	0.005	141.5
Jun-05	5,758.6	193.8	0.2	6,020.5	132.4	4.5	0.004	138.4
Sep-05	6,023.1	207.3	0.2	6,293.2	136.9	4.7	0.004	143.1
Dec-05	5,905.0	237.7	0.2	6,183.8	131.0	5.3	0.005	137.2

Source: RBI Handbook of Statistics, 2005-06

Foreign Investment

Foreign investment has historically had a limited role in India’s economic development. However, after the Persian Gulf crisis in the early 1990s, India government policy began emphasizing and encouraging non-debt creating capital inflows over debt-creating capital inflows. Progressively liberal policies related thereto have led to increasing inflows of foreign investment in India, both in terms of foreign direct investment as well as portfolio investment. Foreign investment is now allowed in all sectors, including the services sector, but continues to be subject to government-imposed foreign investment limits that still exist in certain industries.

To encourage foreign direct investment inflows, the Indian government has also granted permission for 100% foreign direct investment in the development of integrated townships and regional urban infrastructure, the tea sector and advertising and film production. In January 2004, the Indian government revised foreign direct investment limits in several sectors, including the banking, petroleum and natural gas sectors. In 2004/2005 it enhanced the cap on FDI in the domestic airlines sector and the basic and cellular telecom services. FDI has been permitted in FM Radio Broadcasting. Foreign direct investment in India, which was US$97.0 million in 1990/1991, reached a peak of US$6.1 billion in 2001/2002. These inflows moderated in the next two years, before rebounding to US$5.6 billion in 2004/2005, taking a jump of US$1 billion in that year.

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The table below sets forth trends in foreign direct investment in India since 1994/1995:

Trend in Foreign Institutional Investment

	Gross Purchases	Gross Sales	Net Investment	Net Investment	Cumulative Net Investment*

	Rs. billion			US$million

1992/93	0.2	0.0	0.1	4.0	4.0
1993/94	55.9	4.7	51.3	1,634.0	1,638.0
1994/95	76.3	28.4	48.0	1,528.0	3,167.0
1995/96	96.9	27.5	69.4	2,036.0	5,202.0
1996/97	155.5	69.8	85.7	2,432.0	7,634.0
1997/98	187.0	127.4	59.6	1,650.0	9,284.0
1998/99	161.2	177.0	(15.8)	(386.0)	8,898.0
1999/00	568.6	467.3	101.2	2,339.0	11,237.0
2000/01	740.5	641.2	99.3	2,159.0	13,396.0
2001/02	499.2	411.7	87.6	1,846.0	15,242.0
2002/03	470.6	443.7	26.9	562.0	15,805.0
2003/04	1,448.6	990.9	457.7	9,950.0	25,755.0
2004/05	2,169.5	1,710.7	458.8	10,172.0	35,927.0

*	At monthly exchange rates
Source: Annual Report, 2004/2005, Securities and Exchange Board of India

Prior to 1992, only non-resident Indians and “overseas corporate bodies” were allowed to make portfolio investments in India. In September 1992, the Indian government issued guidelines which, subject to certain limits noted above, allow foreign institutional investors, such as pension funds, mutual funds, investment trusts, asset management companies, nominee companies and incorporated/institutional portfolio managers or their agents, to invest in securities traded on the primary and secondary markets. See “Investment in India” in the prospectus. The Reserve Bank of India monitors foreign investment limits for the companies to ensure compliance.

As of March 31, 2005, approximately 685 foreign institutional investors were registered with SEBI, with an accretion of 145 investors over one year.

External Debt

India’s external debt situation has improved considerably since the crisis in the early 1990s. India’s external debt stock stood at US$123.3 billion in 2004/2005 as against US$101.3 billion in 2001. Despite the trend toward external debt in recent years, the key debt indicators have improved considerably over time. The external debt to GDP ratio, signifying the extent of external debt vis-à-vis domestic output, has almost halved from its peak of 33.8% in March 1994 to 17.3% in March 2005. Similarly, the debt service ratio has more than halved from its peak of 35.3% in 1990/91 to 16.3% in 2003/2004 before plunging to 6.2% in 2004/2005. In the recent period, improvement in India’s external debt position is attributable to a debt management policy that continued to focus on raising loans from least expensive sources with longer maturities, monitoring of short-term debt, keeping commercial debt under manageable limits with end-use stipulations and options to convert external commercial borrowings into equity, restriction on trade credits, encouraging non-debt creating capital flows and accelerating the growth of exports.

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External Debt (As of end-March) In US$ million

Item	2001	2002	2003	2004	2005

1. Multilateral	31,105	31,899	30,002	29,288	31,763
A Government borrowing	27,414	28,290	27,271	26,826	29,143
• Non-government borrowing	3,691	3,609	2,731	2,462	2,620
2. Bilateral	15,975	15,323	16,802	17,278	17,222
A Government borrowing	12,176	11,540	12,664	12,988	13,067
• Non-government borrowing	3,799	3,783	4,138	4,290	4,155
3. International Monetary Fund	0	0	0	0	0
4. Trade credit	5,923	5,368	4,973	4,680	4,960
5. Commercial borrowing	24,408	23,320	22,530	22,101	26,942
6. NRI & FC (B&O) deposits (above one-year maturity)	16,568	17,154	23,160	31,216	32,599
7. Rupee debt	3,719	3,034	2,822	2,721	2,300
8. Total long-term debt (1 TO 7)	97,698	96,098	100,289	107,284	115,786
9. Short-term debt	3,628	2,745	4,669	4,431	7,524
10. Gross total	101,326	98,843	104,958	111,715	123,310
Debt indicators
Debt stock to GDP ratio (%)	22.6	21.1	20.2	17.8	17.4
Debt-service ratio (%)*	16.6	13.4	16.4	16.3	6.2

*	For fiscal year; including debt servicing on non-civilian credits
Source: RBI Handbook 2005-06

Foreign Exchange

Exchange Rates

The exchange rate for the Indian rupee is market-based, except for occasional counter-cyclical operations by the Reserve Bank of India. The Indian exchange rate management policy continues to emphasize exchange rate stability without a fixed rate target and allows underlying demand and supply conditions to determine exchange rate movements. The Reserve Bank of India monitors financial market developments in India and abroad to coordinate market operations with its regulatory measures.

The Indian rupee depreciated against the U.S. dollar from Rs. 31.398 per U.S. dollar in 1993/1994 to Rs. 44.93 per U.S. dollar in 2004/2005. In 2003/2004, the Reserve Bank of India became a net purchaser of U.S. dollars in order to maintain the exchange rate in the face of foreign investment inflows and private remittances.

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The following table sets forth changes in the Indian rupee-U.S. dollar exchange rate during the indicated periods:

Exchange Rates (a) (Rupees per U.S. Dollar)

1994/95	31.3986
1995/96	33.4498
1996/97	35.4999
1997/98	37.1648
1998/99	42.0706
1999/00	43.3327
2000/01	45.6844
2001/02	47.6919
2002/03	48.3953
2003/04	45.9516
2004/05	44.9315

(a)	Annual/monthly averages
Source: Reserve Bank of India Bulletin, Reserve Bank of India

Exchange Controls

The Reserve Bank of India administers India’s exchange control system and has broad powers to regulate both inbound and outbound remittances of foreign exchange. The central government may also, in consultation with the Reserve Bank of India, impose reasonable restrictions on current account transactions.

The Reserve Bank of India promotes foreign currency exchange to resident Indians and non-resident Indians. It has relaxed exchange limits for study abroad, travel, medical treatment, employment and foreign currency denominated accounts in India. In addition, a person residing in India is free to hold, own, transfer or invest in foreign currency, foreign securities or any immovable property situated outside India if such currency, security or property was acquired, held or owned by that person when he resided outside India.

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APPENDIX C

THE INDIAN SECURITIES MARKET

Background

The earliest recorded capital market dealings in India were transactions in loan stocks of the East India Company at the end of the eighteenth century. By 1830, a wide range of bank and cotton mill securities were traded in Bombay and Calcutta. In 1875, the first stockbrokers’ organization, which later became the Bombay Stock Exchange Limited (the “BSE”), was formally established.

Growth in stock market activity in the two decades following independence in 1947 was slow. Public sector enterprises played a primary role in Indian government central planning during this period, and private sector growth suffered. The enactment of the Indian Foreign Exchange Regulation Act of 1973 significantly affected the Indian securities market. Under the Act, Indian corporations with foreign shareholders were generally required to reduce the equity stake of foreign shareholders to less than 40%. As a result, many such corporations offered equity to the Indian public, which diluted the interests of foreign equity holders. These offerings, most of which were made by well-known consumer goods manufacturers, were heavily oversubscribed and served to increase the liquidity and broaden the investor base of the Indian securities market.

Activity and broad interest in the market have increased in recent years compared to historical norms. This increase reflects the growth of the private sector in the Indian economy and greater participation in the market by individual investors. This has been accompanied by reforms and initiatives taken by the government and regulators. In addition, the Indian government has actively promoted expanded capital market activity by both foreign and domestic investors and has adopted policies designed to increase domestic companies’ reliance on the capital markets as a source of financing.

Recent Developments

To keep pace with the global markets, the financial markets in India have gone through various stages of liberalization that have increased India’s degree of integration with global markets. Liberalization has included measures such as opening up the economy for investment and trade, decontrolling interest and exchange rates and creating regulatory institutions to ensure the safety and integrity of the financial markets.

In an effort to improve the efficiency of Indian markets, the Indian central authority discontinued its practice of allocating resources among companies and instead allowed companies to issue their securities and raise funds at market-determined rates. Screen-based trading began, and the secondary markets were able to overcome previously existing geographical barriers. Counter-party guarantees encouraged trading, derivative securities were allowed, and trading cycles were shortened. All “deferral” products, which enabled speculative brokers to borrow securities in amounts far in excess of their net worth at pre-determined interest rates, were banned.

In view of protecting the investor’s interest and to increase transparency and efficiency of the market, stringent disclosure and eligibility norms have been issued. In this regard, SEBI has been issuing amendments to the DIP (Disclosure and Investor Protection) Guidelines. SEBI also issued guidelines stipulating the minimum number of investors in each mutual fund scheme.

In March 2001, the Indian government announced the demutualization of Indian stock exchanges as a measure to improve institutional mechanisms and trading practices, and it also “corporatized” Indian stock exchanges such that ownership, management and trading membership are separate. It also instituted “straight through processing,” which Indian markets have adopted and which has increased market efficiency. SEBI has also instituted more rigorous corporate governance standards through company listing agreements. To enhance market and investment decision transparency, in July 2000, SEBI also advised all Indian mutual funds to create records of their investment decisions. In September 2001, SEBI issued guidelines that require the agents and distributors of mutual funds to receive certification by the Indian Association of Mutual Funds.

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Based on the recommendations of the Working Group of SEBI on dematerialization of securities, the number of scrips for compulsory demat trading by all investors was increased in 2000. It was subsequently decided to achieve compulsory trading in demat form in respect of all actively traded scrips by March 31, 2001. As per the data furnished by the National Securities Depository Limited (NSDL) and Central Depository Services Limited (CDSL), there has been significant progress in dematerialization since then.

In view to avoid market failures a comprehensive risk management system has been developed by the regulator and the exchanges. The clearing corporation has also put in place a system tracking online real time client level portfolio based upfront margining. The central government established a fund called Investor Education and Protection Fund (IEPF) in October 2001 for promotion of awareness among investors and protection of investors’ interests. With increased integration of Indian securities market with the rest of the world, Indian companies have been permitted to raise resources from abroad through issue of ADRs, GDPs, FCBs and ECBs. The Reserve Bank of India permitted two-way fungibility for ADRs and GDRs. Further, foreign companies have also been allowed to tap the domestic stock markets.

In 2002, the Indian government also enacted the Indian Securitization and Reconstruction of Financial Assets and Enforcement of Security Interest Act, 2002 and the Indian Security Interest (Enforcement) Rules, 2002. These laws allow for the enforcement of security interests without the need for judicial intervention and promote the creditors’ ability to enforce their security interests and recover amounts owing from borrowers. The concept of a “central listing authority” has also been promoted so that issuers would be subject to a more uniform application, review and delisting process. As per the announcement in the 2004-05 Budget, an ordinance was passed amending the Securities Contracts (Regulation) Act to provide an appropriate trading platform for small and mid-cap companies. This is expected to create liquidity in small and mid-cap companies and provide better opportunities for small investors. Following the 2005-06 Budget recommendations, the RBI released its final guidelines in February 2006 governing the securitization of performing assets in India in response to a high-level committee report.

SEBI issued the SEBI (Interest Liability Regularisation) Scheme, 2004 in an attempt to bring a satisfactory solution to the problem of registration fees payable by brokers in the cash segments of the exchanges. SEBI amended the clause 49 of the listing agreement to improve the standards of corporate governance.

The Unit Trust of India (Transfer of Undertaking and Repeal) Ordinance 2002 was promulgated on October 29, 2002 to repeal the UTI Act 1963, which has now become an Act. Further, observed shortcomings in the legal provisions of the SEBI Act, 1992 along with increasing importance of the securities market resulted in amendment of the Act to strengthen the investigation and enforcement mechanisms. The SEBI (Amendment) Ordinance was thus promulgated on October 29, 2002 which has now become an Act.

SEBI revised eligibility criteria for introducing futures and options contracts on stocks and indices effective September 1, 2004. SEBI also stated the methodology for calculating the quarter sigma order size. It further specified the criterion for discontinuance of derivative contracts on stocks and indices. Further, SEBI approved certain provisions with regards to the position limits for foreign institutional investors (“FIIs”) in equity index derivative contracts.

The Indian government has recently amended many market regulations. It has promoted disinvestment by state public sector units, created new corporate disclosure requirements and eased restrictions on corporate changes in control. With respect to the latter, the government now allows for changes of control by special resolution instead of ordinary resolution and has eliminated the requirement that acquiring companies submit public announcements to SEBI, the Indian stock exchanges and target companies in advance of their release.

SEBI issued the SEBI (Delisting of Securities) Guidelines, 2003 on February 17, 2003. The Guidelines provide that companies could delist from stock exchanges only by offering an exit route to remaining shareholders through a reverse book building process. This mechanism would leave the option of pricing to the investors and would be transparent to the market. Further, the promoter shall offer a floor price on the basis of the average of the previous 26 weeks’ high and low prices to investors. These guidelines were aimed at protecting the interests of the small investors in the wake of any company delisting from the exchanges.

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Policy Developments

The following policy developments in regard to the capital markets have also occurred:

•
A specific quota of 5% to the mutual funds registered with SEBI in terms of SEBI (Mutual Funds) Regulation will be provided within the Qualified Institutional Buyer (QIB) category was introduced since September 2005. The amendment is expected to ensure minimal sale of shares to mutual funds in IPO auctions.

•	The allotment system of QIBs, whereby the allotment was decided by the Issuer in consultation with the Book Running Lead Managers (BRLMs) has been withdrawn.

•
The Union Budget 2006/2007 increased the limit on FII investment in government securities from $1.75 billion to $2 billion and the limit on FII investment in corporate debt from $0.5 billion to $1.5 billion.

•
To broaden the market participation base in the debt market, the Budget 2006-07 now allows the trade of qualified mutual funds, provident funds and pension funds on the NDS-OM which is the electronic order matching debt trading module introduced by the RBI. The Budget also proposed the setting up of a unified platform for exchange based trading in corporate bonds.

•	Long-term capital gains tax on securities transactions has been abolished.

•	The securities transactions tax was increased by 25% in the 2006/2007 Budget.

Recent Banking and Securities Market Scandals

Despite a number of market reforms noted above, periodic financial and banking scandals have nevertheless occurred. For example:

•	In 1997, the CRB mutual fund, a SEBI-licensed fund, stole invested funds.

•	In 1998, Mr. Harshad Mehta was accused of manipulating stock prices with the assistance of several companies’ managements and the BSE.

•
Between 1997 and 2001, according to a government-appointed committee, the Unit Trust of India made unauthorized investments equal to Rs. 30 billion in the securities of twenty-four companies. This mismanagement and poor investment approval process has allegedly contributed to its low net asset value.

•
In 1998, the Unit Scheme 1964, which is an Indian savings and retirement banking instrument, reported a significant net asset value drop. Corruption was alleged, and the Indian government was forced to contribute Rs. 18 billion to avoid its collapse. The Unit Scheme 1964 paid a dividend yield of 18% in 1993/1994. UTI suspended fresh sales and repurchase under US-64 in June 2001.

•
On February 28, 2001, the BSE index rose initially but thereafter crashed. Nearly 700 points were lost in eight trading sessions leading to erosion in market capitalization of Rs 1,460 billion. This behavior was traced to a handful of brokers, led by Ketan Parekh, who had manipulated prices of shares of a few select companies in information technology, communication and entertainment sector.

•
In December 2005, SEBI unearthed massive irregularities in the allotment of the Yes Bank IPO. The YES Bank IPO for Rs. 3 billion was oversubscribed 30 times. SEBI discovered a single investor with 6,500 demat accounts and another with about 1,300.

•
In January 2006, another multiple demat account scam was unearthed. Fictitious applications cornered 8.29% of the retail shares allotted in the IDFC public issue The allotments made in the IPOs to various applicants were transferred in off-market deals to these beneficiaries just ahead of the listing of shares, and the involved parties had made huge profits by selling the shares immediately on listing. High net worth individuals tried to masquerade as small investors so that they could get a higher allotment in the various public issues that enter the market. In book built public issues, under the

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present guidelines, 35% of all shares are reserved for retail investors, those who apply for shares worth less than Rs. 100,000, and 15% for high net worth individuals, who invest more than that.

CAPITAL STRUCTURE

Public and Private Companies

Indian law permits three types of companies—companies limited by shares, companies limited by guarantees and companies with unlimited liability. Only limited share companies may be publicly traded.

Indian law regulates public companies with respect to public offerings, management, borrowing and interactions with shareholders and creditors. Public companies must register with the Indian Registrar of Companies and distribute to security holders audited annual financial statements that comply with the minimum disclosure requirements and regulations that govern their manner of presentation. Each company’s listing agreement regulates corporate governance and requires that listed companies submit quarterly financial statements to their stock exchange as well as immediately notify their stock exchange of any information that would affect their stock price.

The Indian accounting profession is self-regulated by the Institute of Chartered Accountants of India, which follows the accounting system and procedures prevalent in the United Kingdom. All accountants must comply with its standards. The Institute and SEBI require Indian companies to account for deferred taxation, consolidate their financial reports and disclose related party transactions. They also require Indian companies to account for intangible assets and impairments of assets.

Equity

Under the Indian Companies Act, 1956, Indian companies may issue only “ordinary (equity) shares” and “preference shares.” Ordinary shares may have voting rights or preferential rights to dividends or voting, and preferential shares may have preferential rights to dividends or repayment of capital. Preference shares have no voting rights except when their dividends are in arrears for a period of two years or when a company proposal would affect their rights.

Subject to its charter, Indian companies may also issue “redeemable preference shares” that are redeemable within twenty years of their issuance. A company may only redeem such shares out of its profits or from the proceeds of a new share issuance designed specifically for the purposes of the redemption. Moreover, a company may not redeem any redeemable preference share unless all shares are fully paid in and the premium, if any, was provided for out of the company’s profits of or a “share premium account.” In some instances, a company must also transfer the redemption amount to a special “capital redemption reserve account.” Companies may also issue “sweat” equity shares to employees and directors so long as the shareholders authorize the issue. Companies may not issue such shares prior to the end of the first year after which they commenced operations.

Shareholders of public Indian companies possess preemptive rights by statute, which any shareholder may decline, and shares obtained pursuant to such rights are known as “rights” shares, which are offered to existing and registered shareholders in proportion to their paid-in capital as of a certain date. Preference shareholders have no preemptive rights. In addition, neither the issuance nor the conversion of convertible debentures will trigger a preemptive right if the company’s shareholders approved the issuance of the debentures.

Indian companies may not make market purchases of their own shares, but they may buy back their securities and reduce their share capital in compliance with certain Indian laws.

Dividends

Under Indian law, shareholders have no power to declare a dividend without the recommendation of the board of directors. The dividend must be distributed and paid to shareholders in proportion to their paid-in capital as of a certain record date.

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An Indian company may, pursuant to a shareholder resolution, issue “bonus shares,” or stock dividends, to existing stockholders. Bonus shares must be issued pro rata to the shareholder’s paid in capital, and no company shall, pending the conversion of any convertible security, issue bonus shares unless it confers a similar benefit to convertible security holders. In order to issue such shares, a company may not be in payment default on any fixed deposits and outstanding debentures. A company must also not have reason to believe that it has defaulted in the payment of any statutory employee dues, i.e., contribution to a provident fund, a gratuity or a bonus. Bonus shares must be issued within six months of their approval by the company’s board of directors or its stockholders, whichever occurs later.

A company may also pay interim cash dividends. Under the Indian Companies Act, such dividends may only be paid in cash to shareholders listed on the register of shareholders as of a specified record date. A shareholder may not receive dividends so long as any lien in respect of unpaid calls on any of their shares remains outstanding. Cash dividends must be paid within thirty days from the date that they are declared, and any dividend that remains unpaid or unclaimed after that period will be transferred to a special “unpaid dividend” account. Any money that remains unpaid or unclaimed for seven years thereafter will be transferred to the Indian governments’ Investor Education and Protection Fund, and the shareholder will lose all rights or claims to the dividend.

Under the Indian Companies Act, an Indian company can only pay a cash dividend in excess of 10% of its paid-in capital out of its profits and after it has transferred to a reserve account a percentage of its profits ranging from 2.5% to 10%. The Indian Companies Act also provides that, if a company’s profit for a year is insufficient to meet the dividend, the dividend may be paid out of the company’s accumulated profits from prior years, subject to the following conditions:

•	the dividend rate may not exceed the lesser of (a) the average dividend rate for the preceding five years or (b) 10% of paid-in capital;

•
the total amount to be paid out of accumulated profits from previous years may not exceed an amount equal to 10% of paid-in capital and reserves, and the amount to be paid must first be used to offset any losses incurred in the prior financial year; and

•	the balance of reserves after withdrawals may not be below 15% of paid-in capital.

Dividend Declaration by Banks

The Reserve Bank of India revised guidelines on dividends payable by banks in consultation with the standing Technical Advisory Committee in Financial Regulation (STACFR). To be eligible to declare dividends without prior approval of RBI, banks need to comply with the minimum prudential requirements of (a) CRAR of at least 11% for the preceding two completed years and the accounting year for which it proposes to declare a dividend and (b) net NPA less than 3%. The bank also needs to comply with the provisions of Sections 15 and 17 of the Banking Regulation Act, 1949.

The bank has to comply with the prevailing guidelines issued by the Reserve Bank of India, including creating adequate provisions for impairment of assets and staff retirement benefits, transfer of profits to statutory Reserves and Investment Fluctuation Reserves.

Banks qualifying to declare dividends shall pay dividends subject to further compliance with the following: (a) dividend payout ratio shall not exceed 33.33%; (b) proposed dividend shall be payable out of the current years profit; (c) dividend pay out ratio is calculated as a percentage of “dividend payable in a year” to “net profit during the year”; (d) in case the profit for the relevant period includes any extraordinary profits/income, the payout ratio shall be computed after excluding extra-ordinary items for reckoning compliance with the prudential payout ratio ceiling of 33.33%; (e) the financial statements pertaining to the financial year for which the bank is declaring a dividend should be free of any qualifications by the statutory auditors, which have an adverse bearing on profit during that year.

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Corporate Debt

The Indian corporate sector relies heavily on raising capital through debt issues, including bonds, debentures, fixed deposits and commercial paper. The securitized debt market has grown at more than 60% in the last four years, and more than 90% of recent Indian corporate debt bond issues have been effected through private placements. Nevertheless, while some corporate debt securities trade on the Indian stock exchanges, the Indian secondary market for such securities is not yet mature.

Issuers with outstanding debt securities must make regular disclosures pursuant to SEBI guidelines and their listing agreement with their securities exchange. Issuers must also appoint a SEBI-registered debenture trustee in respect of all debt securities, and the debt securities can be traded and issued in demat form.

All listed debt securities, regardless of their maturity period, must carry a credit rating from a SEBI-registered Indian credit rating agency that is not below investment grade. Four credit rating agencies currently operate in India: CRISIL Ltd., Indian Credit Rating Agency, Credit Analysis and Research Limited and Fitch Rating India Pvt. Limited.

Government Securities

Indian government securities form the oldest and most dominant part of the debt market in India. The market for Indian government securities includes securities issued by the Indian central government and the Indian state governments. Interest rates in this market provide benchmarks for other segments of the financial market. Historically, the impetus for development of the government securities market in India has come from the large government borrowing requirements while an additional reason during the 1990s was the increased capital flows and the need for sterilization.

Recently, municipalities have also begun to access the Indian debt markets. The Indian central government conducts its issues principally through dated securities and treasury bills, and Indian state governments rely solely on state development loans. The major investors in Indian government securities are banks, insurance companies, primary dealers and financial institutions.

The Reserve Bank stepped up efforts to deepen and broaden the government securities market in the country. The measures to improve functional efficiency through improved technological infrastructure were accompanied by an assessment of the risk management systems in place under the new institutional arrangements. The Fiscal Responsibility and Budget Management (FRBM) Act, 2003 prohibits the Reserve Bank from participating in primary issuances of government securities with effect from April 1, 2006, except under exceptional circumstances.

Issuance of Government Securities (Rs. billions)

Year Ended March 31	Central Government	State Governments	Total

2001	1,151.83	133.00	1,284.83
2002	1,338.01	187.07	1,525.08
2003	1,511.26	308.53	1,819.79
2004	1,476.36	505.21	1,981.57
2005	1,065.01	391.01	1,456.02

Source: ISMR 2005, SEBI

REGULATORY STRUCTURE

Introduction

Although the government’s Department of Economic Affairs, its Department of Company Affairs, the Reserve Bank of India and SEBI collectively regulate the Indian securities markets, SEBI is the principal regulator.

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SEBI was established in 1988 and was given statutory authority to promulgate and enforce regulations in April 1992. It was created because the regulatory framework existing prior to its creation was fragmented, making regulatory supervision of the markets and the enforcement of statutes and regulations difficult and ineffective. SEBI’s framework provides for investor safeguards through disclosure requirements and accounting standards, arbitration procedures and the establishment of a small investors’ protection fund. It also promulgates rules against insider trading and other market abuses.

Some of the principal legislation governing the Indian securities markets includes the following:

•
The Indian SEBI Act, 1992, which establishes SEBI and its objectives and powers. The Act empowers SEBI to (a) protect the investors’ interests (b) promote development of securities market and (c) regulate the Indian securities markets. SEBI’s regulatory jurisdiction covers corporations that issue equity or transfer securities as well as all market intermediaries. In addition to the above, SEBI also regulates self-regulatory organizations, merchant banks, mutual funds, venture capital funds, foreign institutional investors, custodians, underwriters, debenture trustees, share registrars and transfer agents, portfolio managers, stockbrokers and sub-brokers.

•
Securities Contracts (Regulation) Act, 1956 provides for direct and indirect control of virtually all aspects of securities trading including the running of stock exchanges which aims to prevent undesirable transactions in securities. It gives the central government regulatory judiciary over (a) stock exchanges through a process of recognition and continued supervision, (b) contracts in securities and (c) listing of securities on stock exchanges. Stock exchanges comply with the requirements prescribed by the central government as a condition of recognition. The stock exchanges frame their own listing regulations consistent with the minimum listing criteria set out in the rules.

•
The Indian Depositories Act, 1996, which provides for establishment of depositories for securities to ensure transferability of securities with speed, accuracy and security by making securities of public limited companies more freely transferable subject to exceptions, by dematerializing the securities in the depository mode and by providing for maintenance of ownership records in a book entry form. By making the securities of all public limited companies more freely transferable, this Act has restricted a company’s right to exercise discretion in effecting transfers in its securities.

•	The Indian Companies Act, 1956, which is described in more detail above under “Capital Structure.”

Restricted Persons

SEBI rules impose limits on ownership by “persons resident in India,” “non-resident Indian,” “persons of Indian origin” or “overseas corporate bodies” (collectively, “Restricted Persons”) of shares of certain foreign institutional investor sub-accounts. Such limits could apply to Fund shares.

“Person Resident in India” means (1) a person residing in India for more than 182 days during the course of the preceding financial year but does not include (a) a person who has gone out of India or who stays outside India in either case: (i) for on taking up employment outside India; (ii) for carrying on outside India a business or vocation outside India; or (iii) for any other purpose, in such circumstances as would indicate his intention to stay outside India for an uncertain period; or (b) a person who has come to or stays in India, in either case, otherwise than: (i) for or on taking up employment in India; (ii) for carrying on in India a business or vocation in India; or (iii) for any other purpose, in such circumstances as would indicate his intention to stay in India for an uncertain period; (2) any person or body corporate registered or incorporated in India; (3) an office, branch or agency in India owned or controlled by a person resident outside India; or (4) an office, branch or agency outside India owned or controlled by a Person Resident in India.

“Non-Resident Indian” means a person resident outside India who is a citizen of India or is a Person of Indian Origin.

“Person of Indian Origin” means a citizen of any country other than Bangladesh or Pakistan, if: (i) he at any time held an Indian passport; or (ii) he or either of his parents or any of his grandparents was a citizen of

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India by virtue of the Constitution of India or the Citizenship Act, 1955 (57 of 1955); or (iii) the person is a spouse of an Indian citizen or a person referred to in sub-clause (i) or (ii).

“Overseas Corporate Body” means a company, partnership firm, society and other corporate body owned directly or indirectly to the extent of at least 60% by Non-Resident Indians and includes overseas trust in which not less than 60% beneficial interest is held by Non-Resident Indians directly or indirectly but irrevocably.

Public Offerings

Indian companies can raise capital in the primary market through initial public offerings, rights issues or private placements, the latter of which is discussed under “—Private Offerings” below. An issuer may conduct its initial public offering through several methods, including the “fixed price” method, a “book building” method or a combination thereof. Under the book building method, underwriters must keep the “book” open for a specified period, during which time investors submit bids at various prices above or equal to a set price floor. Once the book closes, the issue price is determined based on certain criteria and calculations. Under the fixed price method, the issue price is pre-determined.

Primary issues may be managed by domestic merchant bankers, which generally are merchant banking divisions of commercial banks and major financial institutions or affiliates of large brokerage houses or financial services companies. All organizations that conduct merchant banking or underwriting activities must register with SEBI and are subject to its regulations. SEBI will review offering documentation before it is distributed to the investing public, and an issuer’s board of directors must approve all draft prospectuses and related resolutions prior thereto.

The amount of funds raised through public equity issues declined from Rs. 89 billion in 1995/1996 to Rs. 10.4 billion in 2002/2003, before increasing to Rs. 214 billion in 2004/2005. The funds raised through public debt issues increased from Rs. 29 billion in 1995/ 1996 to Rs. 41.4 billion in 2000/2001. The total amount remained stable at Rs. 41 billion in 2004/2005.

The following table sets out the amount of new issues listed on the BSE from 2000/2001 through 2004/2005:

(Rs. billions)

Issues	2000/01	2001/02	2002/03	2003/04	2004/05

Corporate Securities	784.0	744.0	752.4	748.5	1,093.0
Domestic Issues	742.0	720.6	718.1	717.5	1,059.4
Public Issues	63.6	71.1	48.7	78.5	218.9
Private Placement	678.4	649.5	669.5	639.0	840.5
Euro Issues	42.0	23.4	34.3	31.0	33.5
Government Securities	1,284.8	1,525.1	1,819.8	1,981.6	1,456.0
Central Governments	1,151.8	1,338.0	1,511.3	1,476.4	1,065.0
State Governments	133.0	187.1	308.5	505.2	391.0

Total	2,068.8	2,269.1	2,572.2	2,730.1	2,549.0

Source: RBI

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Private Offerings

Private placements involve the issue of debt or equity securities to no more than 50 qualified subscribers, such as banks, financial institutions, mutual funds and high net worth individuals. Merchant bankers arrange the placements and act as agents of the issuer in soliciting potential investors. The number of privately placed debt issues declined from 558 in 2001/2002 to 319 in 2004/2005, with the total amount raised increasing from Rs. 462 billion to 552 billion in the corresponding period.

The share of funds raised by the corporate sector through private placements of debt issues increased from 77% in 1995/1996 to 93% in 2004/2005, with the remaining being mobilized by the public issues.

Resource Mobilization by the Corporate Sector through Private Placement of Debt

	2001/02	2002/03	2003/04	2004/05	2005 (Apr-Dec)

Number of Issues	558	485	364	319	222
Amount Issued (Rs. billion)	462	484	484	552	476

Source: SEBI

The banking and term lending sector mobilized a significant share of 65% of the total issuances in 2005-2006 (April through December). Notably, the share of issuances by the financial sector has grown considerably over the years. Most of the corporate bond issuances have been by the financial intermediaries.

Sectoral Distribution of Resource Mobilized by Private Placements (% Share)

	2001/02	2002/03	2003/04	2004/05	2005/06 (Apr-Dec)

Banking/term lending	40.1	41.4	57.6	55.3	64.9
Power	15.6	16.2	17.3	15.8	5.9
Financial services	10.2	9.6	9.8	9.2	9.3
Water resources	4.0	3.5	4.9	2.2	0.2
Telecommunications	1.0	1.1	1.0	2.2	0.9
Oil exploration refining	5.3	0.0	2.3	0.0	4.8
Steel/iron	3.2	1.2	0.2	0.0	0.9
Road & highways	3.1	12.2	0.8	0.2	0.0
Aluminium	1.6	0.8	0.0	0.6	0.0
Engineering	1.2	0.2	0.0	0.0	0.1

Source: SEBI

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While the total number of issuances through private placements has declined from 558 in 2001/2002 to 319 in 2004/2005, the share of issuances that went for credit rating increased from 80% to 93% during the respective period. Further, of the total amount raised in 2004- 2005, Rs. 535.5 billion (97%) was credit-rated.

International Offerings

Indian companies also raise resources internationally through Foreign Currency Convertible Bonds, Global Depository Receipts (“GDRs”) and American Depository Receipts (“ADRs”). ADRs and GDRs are foreign currency denominated instruments traded on a stock exchange in Europe or the United States. In India, GDRs and ADRs are considered foreign direct investment and thus must conform to the existing foreign direct investment policies and limits. Since the 1990s, Indian companies have increasingly raised funds through Euro issues by way of Foreign Currency Convertible Bonds, GDRs and ADRs. The amount raised through Euro issues by Indian companies declined from Rs. 342.6 billion in 2002/2003 to Rs. 309.8 billion in 2003/2004 and Rs 296 billion during 2004/2005.

Secondary Markets

Equities

The number of stock exchanges in India has increased from eleven in 1990 to twenty-three today, and all exchanges are fully computerized and offer full on-line trading. As of March 31, 2005, the number of companies whose securities were traded at the NSE was 931 as compared to securities of 2,906 companies traded at the BSE. As of March 31, 2005, the NSE accounted for approximately 68.4% of the trading volume among the 23 stock exchanges, and the BSE accounted for approximately 31%. Of the total 23 exchanges, 2 dealt in derivative trading while 1 was involved in debt trading.

India has a very large number of transactions, thus making its trading intensity comparable to other global exchanges. In 2002, the NSE displaced Shanghai to take 3rd place, and the BSE moved up from 8th rank in 2001 to 5th rank in 2003. The NSE and the BSE were stable at ranks 3 and 5, respectively, in 2004 and 2005.

Biggest Exchanges by Number of Transactions

	2001	2002	2003	2004	2005

NASDAQ	1	1	1	1	2
NYSE	2	2	2	2	1
NSE	4	3	3	3	3
Shanghai	3	5	4	4	6
BSE	8	7	5	5	5
Korea	6	4	7	6	4
Taiwan	7	6	6	7	8
Shenzhen	5	8	8	8	7
Deutsche Börse	9	9	9	9	9
London/Euronet	14	12	11	10	10

Source: Economic Survey.

Corporate debentures

While some corporate debentures trade on stock exchanges, the secondary market for corporate debt debenture has yet to fully develop. Corporate debentures are short and medium-term obligations issued by private sector companies. The typical maturity of a corporate debenture is between three and twelve years, and all public issues of debentures with maturities over eighteen months must be rated by one of India’s credit rating agencies, which are noted above under “Capital Structure—Corporate Debt.” Debentures with maturities of less than three years are typically issued as debentures convertible partly or fully into equity. Trading in such debentures is mainly over-the-counter, though an increasing proportion is traded through the debt market segment of the NSE.

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The Indian corporate sector relies in part on raising capital through debt issues, including bonds and commercial paper, the former of which occurs increasingly through private placements. Over the past few years, Indian issuers have increasingly issued corporate bonds with embedded put and call options.

Government securities

As noted above under “Capital Structure—Government Securities,” the various levels of Indian government are regular issuers of fixed-income debt securities. Since the 1990s, as the Indian capital markets have grown, the investor base for government securities has also grown. In addition to banks and insurance companies, which were the traditional investors in government securities, Indian companies and individual investors are also now investing in these securities. The increasing liberalization of the financial markets and the gradual lowering of the statutory liquidity requirement and cash reserve ratio, as described in “The Indian Economy—Monetary Policy” in Appendix B, enabled the Indian government to borrow at near-market rates.

The government securities market has witnessed significant transformation in the 1990s. There have been major institutional and operational changes in the government securities market. In the primary market, securities are issued through the auction system at market related rates. The type of bonds issued have diversified include floating rate bonds, capital index bonds and zero coupon bonds. The reforms in the secondary market include setting up a system of primary dealers, setting up of CCIL as the central clearing agency wherein DVP system is used for settlement, and negotiated dealing screen for reporting of all trades.

Trading in non-repo government securities declined marginally in 2004/2005 as compared to the previous year. The aggregate volume in the non-repo central and state government dated securities on SGL declined from Rs. 17,013 billion in 2003/2004 to Rs. 12,608 billion in 2004/2005.

With continuation of substantial fiscal deficits, significant bond issuance has taken place every year. However, the growth in the market size has not translated into increased liquidity and market efficiency. Impact cost is not observed in the bond market due to non- transparent trading procedures. The turnover ratio dropped from 197.5% in 2002 to 71.4% in 2005. The number of bonds with turnover ratio in excess of 75% dropped to 13% in 2005.

GOI Issuance (Rs. billion)

	2001	2002	2003	2004	2005

Gross issuance	1,110	1,202	1,130	1,195	1,294
End-year market cap	5,142	6,551	9,599	9,963	10,515
SGL turnover	10,370	12,938	15,981	10,709	7,510
Turnover ratio- TR (%)	210.67	197.48	166.48	107.48	71.42
Number of bonds with TR 75%	36	33	40	28	13

Source: Economic Survey

CCIL

The RBI has been encouraging establishment of a clearing corporation so as to radically upgrade the settlement standards of the wholesale debt market. From February 15, 2002, the Clearing Corporation of India Limited (CCIL) initiated its operations in clearing and settlement of transactions in government securities. The CCIL provides not only definite settlement but has put in place risk management systems to limit settlement risk. It furthermore operates a settlement guarantee fund backed by lines of credit from commercial banks.

The Collateralized Borrowing and Lending Obligation (CBLO) was operationalized as a money market instrument by the CCIL on January 20, 2003. The CBLO is a discounted instrument issued in electronic book entry form a for maturity period ranging from one-day to one year. The CBLO is an obligation by the borrower to return that money borrowed, at a specified future date and an authority to the lender to receive money lent, at a specified future date with an option to transfer the authority to another person for value

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received and an underlying charge on securities held in custody (with the CCIL) for the amount borrowed/lent. The CBLO marks the first successful use of anonymous electronic trading in the bond market in India.

Commodity Futures

The commodity futures market is a key component of organized trading of standardized products in the country. Drawing upon the success of nationwide electronic trading on the equity market three new exchanges have come about in recent years: the National Commodity Derivatives Exchange (NCDEX), the Multi Commodity Exchange (MCX) and the National Multi Commodity Exchange (NMCE). The turnover increased from Rs. 670 billion in 2002/2003 to Rs. 13,870 billion in 2005.

Trading in gold and silver futures was initiated in 2003-04. Turnover has grown from 223 kilograms of gold in October 2003 to 21,413 kilograms of gold in March 2004. Silver turnover grew from 3.6 metric tons in October 2003 to 395 metric tons in March 2004.

Turnover in Commodity Futures Markets (Rs. billion)

	2001/02	2002/03	2003/04	2004/05

NCDEX	0	0	15	540
NBOT	143	344	530	510
MCX	0	0	25	307
NMCE	0	46	238	79
All exchanges	45	665	1,294	1,707

Source: Economic Survey

Real Time Gross Settlement System

Earlier payments transactions between finance companies were generally settled through an inter-bank multilateral net settlement mechanism. The Real Time Gross Settlement system ensures transfer of funds on a real time and on a one-to-one basis (between a sender and a beneficiary) in an electronic mode. The RTGS system led to reduced settlement and systematic risks, especially in high-value inter-bank transactions. RBI’s RTGS system was operational from March 26, 2004.

Unique Identification Number

SEBI is developing a database about market participants and investors, called the MAPIN database, to give a Unique Identification Number (UIN) to individuals and entities participating in the capital market. Once the database is built, SEBI will mandate that transactions of concerned participants (primary market, secondary market, etc.) are identified with the UIN. The MAPIN databases utilize fingerprints as an identifier, apart from traditional identifiers such as photographs, name and address. It has now been decided to resume fresh registrations for obtaining a UIN in a phased manner.

Exchange Traded Funds

The Nifty Benchmark Exchange Traded Scheme (Nifty BeES) is the first ETF in India based on the S&P CNX Nifty launched by the Benchmark Mutual Fund in December 2001. A number of ETF’s like the Junior Nifty BeES based on the CNX Nifty Junior, the S&P CNX Nifty UTI Depository Receipts Scheme (SUNDER), the Bank BeES and SPICE (Sensex Prudential ICICI Exchange Traded Fund) have been introduced over the years. As of the end of March 2005, there were five ETFs listed on the NSE. The total trading volume during the month of March 2005 of the five ETFs listed on the NSE was Rs 256 million.

The Union Budget 2005/2006 announced the introduction of the Gold Exchange Traded Fund (GETF) along with creation of a market for gold traders. A SEBI constituted committee recommended implementation of GETF in India based on two models: (i) the Mutual Fund Custodian Bank Integrated Model and (ii) the Mutual Fund Warehouse Receipt model.

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Participants and brokers

SEBI regulates the registration of stockbrokers. Under SEBI guidelines, stockbrokers must be certified in order to buy, sell or deal in securities. SEBI regulations also create broker codes of conduct and rules that require fair treatment of each other and of investors and certain recordkeeping, and the regulations also allow SEBI to inspect all stockbroker books. In the event of a violation, SEBI may suspend or revoke the broker’s license. As of March 31, 2005, there were 9,128 brokers, 3,733 corporate brokers and 13,684 sub-brokers (including multiple registrations) registered with SEBI.

Listing

Listing implies admission of the securities to dealings on a recognized stock exchange. The securities may be of any public limited company, central or state government, quasi-governmental and other financial institutions/corporations or municipalities.

The objectives of listing are mainly to:

•	provide liquidity to securities;

•	mobilize savings for economic development;

•	protect interest of investors by ensuring full disclosures.

Each exchange has a separate listing department to grant approval for listing of securities of companies in accordance with the provisions of the Securities Contracts (Regulation) Act, 1956, Securities Contracts (Regulation) Rules, 1957, Companies Act, 1956, Guidelines issued by SEBI and rules, by-laws and regulations of the exchange.

A company intending to have its securities listed on an exchange has to comply with the listing requirements prescribed by the exchange. Some of the requirements deal with minimum listing requirements for new companies, minimum listing requirements for companies listed on other stock exchanges, minimum requirements for companies delisted by the exchange seeking relisting on the exchange. The direct listing norms for companies listed on other stock exchange(s) and seeking listing at the BSE have been amended by the Governing Board of the Exchange on August 6, 2002.

Trading

Trading on the online trading system—BOLT—is conducted from Monday to Friday between 9:55 a.m. and 3:30 p.m. The scrips traded on the exchange have been classified into “A”, “B1”, “B2”, “T”, “S”, “TS” “F”, “G” and “Z” groups.

The scrips in the Equity Segment have been classified into “A”, “B1”, “B2”, “T”, “S”, “TS” and “Z” groups on certain qualitative and quantitative parameters which include number of trades, value traded, etc.

•	The “F” Group represents the Fixed Income Securities.

•	The “T” Group represents scrips which are settled on a trade-to-trade basis as a surveillance measure.

•	The “S” Group represents scrips forming part of the “BSE-Indonext” segment.

•	The “TS” Group consist of scrips in the “BSE-Indonext” segment settled on a trade-to-trade basis as a surveillance measure.

•	Trading in Govt. Securities for retail investors is done under “G” group.

•
The “Z” group was introduced by the Exchange in July 1999 and includes the companies which have failed to comply with the listing requirements of the Exchange and/or have failed to resolve investor complaints or have not made the required arrangements with both the Depositories, viz., Central Depository Services (I) Ltd. (CDSL) and National Securities Depository Ltd. (NSDL) for dematerialization of their securities.

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•
The Exchange also provides a facility to the market participants for on-line trading of odd-lot securities in physical form in “A”, “B1”, “B2” “T”, “S”, “TS” and “Z” groups and Rights renunciations in all the groups of scrips in the Equity Segment.

•	With effect from December 31, 2001, trading in all securities listed on the equity segment of the Exchange takes place in one market segment, Compulsory Rolling Settlement Segment (CRS).

•
The scrips of the companies which are in demat can be traded in market lot of one but the securities of companies which are still in the physical form are traded on the Exchange in market lots of generally either 50 or 100. However, the investors having quantities of securities less than the market lot are required to sell them as “Odd Lots.” The facility of trading in odd lots of securities not only offers an exit route to investors to dispose of their odd lots of securities but also provides them an opportunity to consolidate their securities into market lots.

•
This facility of selling physical shares in compulsory demat scrips is called an Exit Route Scheme. This facility can also be used by small investors for selling up to 500 shares in physical form in respect of scrips of companies where trades are required to be compulsorily settled by all investors in demat mode.

Listed Securities

The securities of companies which have a signed listing agreement with an exchange are traded at the exchange as “listed securities.” Barring a few scrips, all scrips traded in the Equity Segment at the exchange fall in this category.

Permitted Securities

To facilitate the market participants to trade in securities of the companies which are actively traded at other regional stock exchanges but are not listed on the exchange, the exchange in April 2002 decided to permit trading in such securities as “Permitted Securities” provided they meet the relevant norms specified by the exchange.

Non-Certificated Securities

While investors have a right to hold securities in either certificated or uncertificated form, SEBI has required that trading and settlement in certain securities occur only in uncertificated form. In addition, Indian companies making initial public offerings in excess of Rs. 100 million must issue the securities in uncertificated form.

As of March 2005, 5,068 and 5,536 companies transacted through the Central Depository Services (I) Ltd. and National Securities Depository Ltd., respectively. The number of dematerialized securities increased from 97.7 billion in March 2004 to 147.7 billion in March 2005. The value of dematerialized securities as on March 2005 was at Rs. 15,686 billion. Demat settlement accounts for 99.9% of turnover settled by delivery.

Derivative Trading

Indian law now includes derivatives in the definition of “securities,” and the regulatory framework now covers trading in derivatives securities. The prohibition on forward trading in securities was also withdrawn in March 2000. SEBI allows the NSE, the BSE and their respective clearinghouses to trade and settle in derivative contracts that it approves.

“Basket trading” began on the BSE in August 2000. In basket trading, investors can trade all thirty Sensex securities at one time in proportion to their respective Sensex weights without the need to calculate the quantity of Sensex securities to be traded. Investors can also create their own “baskets” by removing certain securities from their thirty Sensex securities or modifying the weights assigned to each Sensex security. This system allows arbitrageurs to take advantage of the price differences in Sensex securities and their futures, which the BSE hopes will balance prices in both the cash and futures markets. All trades

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executed under the basket trading system on BSE’s online trading system are subject to intra-day trading and gross exposure limits.

Earlier, SEBI approved trading in index futures contracts based on the S&P CNX Nifty Index and the BSE Sensitive Index (the “Sensex”). It had also approved option trading based on these two indices and as well as option trading in individual securities, future contracts on individual stocks, interest rate derivatives, 91-day notional T-Bills and coupon bonds. Now futures and options based on S&P CNX Nifty, CNX IT index and Bank Nifty index along with options and futures on single stocks has also been approved.

The BSE launched a new product, Weekly Options, on September 13, 2004 to cater to the demand for options of shorter maturity. The BSE permitted trading in weekly contracts in options in the shares of four leading companies, namely Reliance, Satyam, State Bank of India, and Tisco in addition to the flagship index, Sensex. Weekly options have the same characteristics as that of the Monthly Stock Options (stocks and indices) except that these options settle on Friday of every week. These options are introduced on Monday of every week and have a maturity of 2 weeks, expiring on Friday of the expiring week.

Settlement Period

Rolling settlement on a T+5 basis was made compulsory in all stock exchanges for 200 actively traded securities and was extended to cover all such securities after December 2001. The settlement cycle was further shortened to T+3 after April 2002 and T+2 in April 2003. From May 24, 2005, the RBI adopted a standardized settlement on a T+1 basis of all outright secondary market transactions in government securities. In case of repo transactions in government securities, market participants have a choice of settling the first leg on a T+0 basis or T+1 basis as per their requirements.

Insider Trading Regulations

SEBI promulgated India’s first restrictions on insider trading in November 1992. The regulations prohibit an “insider” from dealing in listed securities on the basis of “unpublished price sensitive information,” the communication of such information or the counsel or procurement of any other person to deal in securities on the basis of such information. The term “insider” includes directors, officers, certain employees, professionals affiliated with the company, affiliated companies, members of the securities market community and relatives of any of the foregoing. SEBI may initiate criminal proceedings if it believes insider trading has occurred.

Any person who holds more than 5% of the equity or voting rights of any listed company is required to regularly and promptly disclose to the company the number of shares or voting rights held as well as any change in excess of 2% of that person’s shareholding or voting rights.

SEBI has also required listed companies to adopt codes of conduct that address trading on price sensitive information, market rumors and the disclosure of shareholder ownership.

Depositories

In August 1996, the Indian Parliament enacted the Indian Depositories Act, 1996, which established securities depositories to record ownership and transfer securities in book-entry form. The depository system has significantly improved the operations of the Indian securities markets.

Trading in book-entry form commenced in December 1996. In January 1998, SEBI required various companies to commence trading in uncertificated securities only for certain categories of investors, including foreign institutional investors and other institutional investors. Other investors are permitted to trade in certificated securities outside stock exchanges in lots of less than 500 securities and when exchange reporting requirements are not imposed. SEBI requires Indian companies to extend security holders the option to receive and hold securities in uncertificated form with a depository.

Book-entry transfers require both the seller and the purchaser of a security to establish accounts with registered depository participants. Transaction and custodian charges vary depending upon the practice of the depository participant and are paid by the account holder.

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Upon delivery, shares are registered in the name of the relevant depository on the company’s books, and the depository records the investor in its records as the beneficial owner. All transfers in beneficial ownership are effected through the depository. Beneficial owners are entitled to all rights and benefits and subject to all liabilities of security holders.

Takeover Regulations

The restructuring of companies through takeover is governed by the SEBI (Substantial Acquisition of Shares and Takeovers) Regulations, 1997. The Regulations aimed to carry out the process of acquisitions and takeovers in a well-defined and orderly manner following the principles of fairness and transparency. As per the Regulations, the mandatory public offer is triggered on:

•	Crossing the threshold limit of 15%;

•	Crossing the acquisition limit of 15% or more but less than 75% of shares or voting rights of a target company; or

•	Attempts by persons having 75% or more to acquire more shares.

SEBI approved important amendments to the Regulations in December 2005 so as to provide flexibility to corporate restructuring. Further to ensure maintenance of minimum public shareholding for continuous listing, it has been decided that if in the process of corporate restructuring under the Regulations, the target company’s public shareholding falls below prescribed minimum, the restoration of minimum public shareholding will take place through the framework provided in the revised Clause 40A of the listing agreement.

Restrictions on market purchase and preferential allotments as in the Regulations have been removed. It has also been provided that the outgoing shareholder (promoter) can sell the entire stake to the incoming acquirer in case of a takeover. Stakeholders holding more than 55% of equity would be able to make further acquisitions subject to making an open offer.

STOCK EXCHANGES

Background

Among the biggest exchanges, measured by the number of trades per calendar year, the National Stock Exchange (NSE) retained rank 3 for the period 2002-2005. In 2005-06, the capital market trading volumes of Indian stock Exchanges was Rs. 15,152.6 billion as compared to Rs. 9,689.1 billion in 2002/2003.

Indian Stock Exchanges*

	Year Established	Members (1)		Listed Corporations	Total Capitalization (Rs. billion)

BSE	1875	713		4,772	24,894(a)
NSE	1994	891	(c)	1,051	27,172(b)

*(a)	As of December 2005
(b)	As of March 2006
(c)	As of March 2005
Source: BSE, NSE

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Bombay Stock Exchange (BSE)

Introduction

The Bombay Stock Exchange Limited is the oldest stock exchange in Asia. Established as “The Native Share & Stock Brokers Association” in 1875, it is the first stock exchange in the country to obtain permanent recognition in 1956 from the government of India under the Securities Contracts (Regulation) Act, 1956. The Exchange’s pivotal and pre-eminent role in the development of the Indian capital market is widely recognized and its index, SENSEX, is tracked worldwide. Earlier an Association of Persons (AOP), the Exchange is now a demutualized and corporatized entity incorporated under the provisions of the Companies Act, 1956, pursuant to the BSE (Corporatisation and Demutualisation) Scheme, 2005 notified by the Securities and Exchange Board of India (SEBI).

With demutualization, the trading rights and ownership rights have been de-linked effectively addressing concerns regarding perceived and real conflicts of interest. The Exchange is professionally managed under the overall direction of the Board of Directors. The Board is comprised of professionals, representatives of Trading Members and the Managing Director of the Exchange. The Board is designed to benefit from the participation of market intermediaries. In terms of organization structure, the Board formulates larger policy issues and exercises overall control. The committees constituted by the Board are broad-based. The day-to-day operations of the Exchange are managed by the Managing Director and a management team of professionals.

The Exchange provides a market for trading in equity, debt instruments and derivatives. The BSE’s On Line Trading System (BOLT) is a proprietary system of the Exchange and is BS 7799-2-2002 certified. The surveillance and clearing and settlement functions of the Exchange are ISO 9001:2000 certified.

Liquidity of the BSE

Number of Shares Traded (in billions)

Calendar Year*	Annual figures

2000	21.75
2001	22.23
2002	23.03
2003	34.30
2004	39.30
2005	68.61

*	For the period January 1 to December 31.
Note: Figures for 2005 are from April 2005
Source: BSE

The Bombay Stock Exchange has 4,772 companies listed on it as of December 2005. Its market capitalization on that date was approximately Rs. 24,894 billion. In 2005/2006, its average daily trading volume was Rs. 26.3 billion, and its total number of trades executed was approximately 18,738,223 for the year 2005 (April to December). However, the BSE is not extremely liquid because BSE trading is highly concentrated in the securities of relatively few issuers and the vast majority of securities listed on the BSE are traded infrequently or not at all. In addition, only a limited portion of many companies’ shares are part of the public float.

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BSE Indices

The Sensex

The Sensex is a market capitalization-weighted index of thirty stocks that represent large, well-established and leading Indian companies. Its base year is 1978/1979, and, while its initial calculations were based on full market capitalization, it shifted to the free-float methodology in September 2003. Its equity review policy aims to be transparent, and the float of all Sensex equities should represent at least 0.5% of the index.

The last five years saw the Sensex gain close to 4,952 points. As a result of the increase in Sensex value, the index offered an average return of 27% over the period 2000 to 2005 with the bulk of the increase in the years 2004 and 2005. Price/earnings ratios fell from 24.45 in the calendar year 2000 to 16.21 in the calendar year 2005.

Sensex Market Capitalization (Rs. billion)

Year Ending March 31	High	Low	Average

2000	5,934	4,659	3,245
2001	5,542	4,270	3,541
2002	3,742	3,332	2,600
2003	3,513	3,206	2,834
2004	6,955	4,228	5,750
2005	11,017	6,118	8,197

Source: BSE

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Constituents of the BSE Sensex as on March 2006

Company	Industry

Associated Cement Companys Ltd.	Housing Related
Bajaj Auto Ltd.	Transport Equipments
Bharat Heavy Electricals Ltd.	Capital Goods
Bharti Tele Ventures Ltd.	Telecom
Cipla Ltd.	Healthcare
Dr Reddy’s Laboratories Ltd.	Healthcare
Grasim Industries Ltd.	Diversified
Gujarat Ambuja Cements Ltd.	Housing Related
HDFC	Finance
HDFC Bank Ltd.	Finance
Hero Honda Motors Ltd.	Transport Equipments
Hindalco Industries Ltd.	Metal, Metal Products & Mining
Hindustan Lever Ltd.	FMCG
ICICI Bank Ltd.	Finance
Infosys Technologies Ltd.	Information Technology
ITC Ltd.	FMCG
Larsen & Toubro Limited	Capital Goods
Maruti Udyog Ltd.	Transport Equipments
National Thermal Power Corpn. Ltd.	Power
ONGC Ltd.	Oil & Gas
Ranbaxy Laboratories Ltd.	Healthcare
Reliance Energy Ltd.	Power
Reliance Industries Ltd.	Oil & Gas
Satyam Computer Services Ltd.	Information Technology
State Bank of India Finance	Finance
Tata Consultancy Services Limited	Information Technology
Tata Motors Ltd.	Transport Equipments
Tata Power Co. Ltd.	Power
Tata Steel Ltd.	Metal, Metal Products & Mining
Wipro Ltd.	Information Technology

Source: BSE

The BSE 100 Index

The BSE 100 Index is based on the prices of certain BSE-traded equities. All 30 Sensex companies are included in the BSE 100 Index, and all major Indian industries are represented. Like the Sensex, the BSE 100 Index switched to a free-float methodology in April 2004 and has followed a trend similar to the movement of the Sensex. Over the period 2000 to 2005, the index gained a total of 2,193.4 points recording an increase of 96%. The average annual return for the period stood at 21.5%.

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BSE 100 Index Market Capitalization (Rs. billion)

Year Ending March 31	High	Low	Average (a)

2000	3,839.1	1,408.8	2,278.2
2001	3,044.8	1,678.0	2,170.5
2002	1,826.1	1,216.4	1,587.7
2003	1,793.0	1,413.6	1,597.8
2004	3,756.1	2,226.4	3,101.5
2005	5,768.8	5,410.9	4,471.6

(a)	Weighted average is calculated on a daily basis.
Source: BSE

As of March 21, 2006, the BSE 100 Index consisted of equities from the following sectors of the Indian economy:

Industry	No. of companies

Power Generation and Supply	4
Banking and Financial Institutions	18
Transport and Transport Equipment	11
Textiles	3
Oil and Gas	10
Chemicals, Fertilizer, Pharmaceuticals, Paints and Dyes	2
Housing Related	4
Capital Goods	5
Telecom	4
Diversified	3
Healthcare	12
Information Technology	8
Metal, metal products and mining	8
Fast Moving Consumer Goods	5
Media and Publishing	1
Tourism	1
Agriculture	1

(a)	Weighted average is calculated on a daily basis.
Source: BSE

Trading Mechanics

Trading hours

Trading on the BSE “online trading system” may occur Monday to Friday from 9:55 a.m. to 3:30 p.m. The BSE is closed on bank holidays and certain religious holidays.

Non-certificated securities

Due to the Indian government’s emphasis on trading in uncertificated securities in order to improve the markets’ efficiency and transparency, the movement toward “decertification” of equity securities has been swift. All BSE-listed equity securities must now settle in uncertificated form. The market capitalization of these companies is now 80% of the total BSE market capitalization. As of March 31, 2002, 377 companies were depository participants in the National Securities Depository Ltd. and Central Depository Services (India) Ltd. Uncertificated securities represent 99.7% of all security deliveries on the BSE and NSE.

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Trading procedures

Before March 1995, the BSE used a live trading floor where member-brokers assembled in a trading ring to execute securities transactions. Since 1995, the BSE has become fully automated through its online trading system. Member-brokers now execute orders from work stations installed in their offices rather than a live trading ring.

Clearing house

Since December 2001, all BSE-traded equities trade on a so-called “compulsory rolling settlement segment.” All trades executed by member-brokers in this segment are settled on a T+2 basis. Settlement is generally routed through BSE’s clearing house, BOI Shareholding Ltd. The Bank of India is a 51% equity owner of BOI Shareholding Ltd. The BSE owns the remainder of BOI Shareholding Ltd.’s equity.

Transaction costs

The BSE has not established minimum brokerage fees for securities transactions. The maximum brokerage fee cannot exceed 2.5% of the value of the trade. Otherwise, brokerage fees are negotiable, and the average brokerage fee charged by broker-members is typically below the 2.5% limit.

Stamp duties on trades involving certificated securities are imposed and are typically paid by the buyer when registering the securities in his name. The duty is Rs. 0.5 for every Rs. 100 traded. The stamp duty payable upon transfers of debentures varies depending on the Indian state in which the issuer’s registered office is located.

Circuit breakers

Previously, “circuit breakers” in the Indian markets applied to specific securities and restricted those securities from moving excessively in any direction within a specified time period. Now, only market-wide circuit breakers exist, and all BSE trading is suspended for varying periods when the Sensex’s price volality exceeds a 10%, 15% or 20% threshold. For example:

•
In the event of a 10% price movement before 1:00 p.m., the BSE will suspend trading for one hour. If the movement occurs after 1:00 p.m. but before 2:30 p.m., the BSE will suspend trading for thirty minutes. If the movement occurs at or after 2:30 p.m., the BSE will not suspend trading.

•
In the event of a 15% price movement before 1:00 p.m., the BSE will suspend trading for two hours. If the movement occurs after 1:00 p.m. but before 2:00 p.m., the BSE will suspend trading for one hour. If the movement occurs at or after 2:00 p.m., the BSE will suspend trading for the remainder of the day.

•	In the event of a 20% price movement, the BSE will suspend trading for the remainder of the day.

National Stock Exchange (NSE)

The National Stock Exchange of India Limited has its genesis in the report of the High Powered Study Group on Establishment of New Stock Exchanges, which recommended promotion of a National Stock Exchange by financial institutions (FIs) to provide access to investors from all across the country on an equal footing. Based on the recommendations, NSE was promoted by leading financial Institutions at the behest of the government of India and was incorporated in November 1992 as a tax-paying company unlike other stock exchanges in the country.

On its recognition as a stock exchange under the Securities Contracts (Regulation) Act, 1956 in April 1993, NSE commenced operations in the Wholesale Debt Market (WDM) segment in June 1994. The Capital Market (Equities) segment commenced operations in November 1994 and operations in the Derivatives segment commenced in June 2000.

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NSE Listings

Year*	No. of companies listed*	Market Capitalization

		(Rs. billion)
2000	785	6,578.47
2001	793	6,368.61
2002	818	5,371.33
2003	909	11,209.76
2004	970	15,855.85
2005	1,051	27,172.25

Source: NSE

The number of companies listed in the NSE increased from 785 in 2000 to 1051 as on March 2006 and the market capitalization increased by 313% over the period 2000-2005. This was backed by an increase in liquidity on the NSE with the annual volume of trade increasing by 147% from 2000. Consequently, average daily volume increased from Rs. 53.37 billion in 2000 to Rs. 59.6 billion in 2005. The total number of trades increased from Rs. 167.6 million in 2000 to Rs. 543 million in 2005 (April-March).

Number of trades on the National Stock Exchange (in millions)

Year Ended March 31	Annual figures

2000	167.60
2001	175.30
2002	239.80
2003	378.00
2004	451.00
2005	594.50

Source: NSE

The S&P CNX Nifty

The daily average of the S&P CNX Nifty increased from 1,368.62 in 2000 to 2,486.77 in 2005. This translated to an 82% increase over 2000 levels, 95% of which was on account of an increase in the Nifty value over the year 2005/2006. Thus, growth in the value of the Nifty for the period 2000 to 2004 was only 4.3%. At the end of calendar year 2005, the market capitalization of the Nifty was estimated at Rs. 13,500 billion and the Nifty Junior at Rs. 2,200 billion, adding up to Rs. 15,700 billion or roughly two-thirds of the broad Indian equity market (2,540 companies with Rs. 24,700 billion of market value). This implies that the available index funds cover two-thirds of the Indian equity market.

Values of the S&P CNX Nifty*

Year Ended March 31	High	Low	Daily Average

2000	1,818.15	916.00	1,368.62
2001	1,636.95	1,098.75	1,334.76
2002	1,207.00	849.95	1,077.03
2003	1,153.30	920.10	1,037.23
2004	2,014.65	920.00	1,427.50
2005	3,292.15	1,896.30	2,486.77

*	High/Low values correspond to the maximum/minimum value of the Index during the year. Daily average corresponds to the average of the daily closing values.
Source: NSE

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National Stock Exchange Trading Mechanics

Trading Mechanism

The trading system, known as the National Exchange for Automated Trading (NEAT) system, is an on-line, anonymous, order-driven, screen-based trading system. In this system, a member can key into the computer quantities of securities and the prices at which he would transact and the transaction is executed as soon as a matching sale or buy order from a counter party is found. The system electronically matches orders on a price/time priority. It allows faster incorporation of price sensitive information into prevailing prices. It enables market participants to see the market on a real-time basis. It allows a large number of participants, irrespective of their geographical locations, to trade with one another simultaneously improving the depth and liquidity of the market. The trading platform of the CM segment is accessed not only from the computer terminals from the premises of brokers spread over approximately 345 cities, but also from the personal computers in the homes of investors through the Internet and through hand held devices.

Transaction Charges and Brokerage

The maximum brokerage chargeable by trading member in respect of trades effected in the securities admitted to dealing on the CM segment of the Exchange is fixed at 2.5% of the contract price, exclusive of statutory levies like the securities transaction tax, SEBI turnover fee, service tax and stamp duty. This maximum brokerage is inclusive of the brokerage charged by the sub-broker which shall not exceed 1.5% of contract price. A member is required to pay the exchange transaction charges at the rate of 0.004% (Rs. 4 per Rs. 0.1 million) of the turnover. Trading members are also required to pay securities transaction tax (STT) on all delivery based transactions at the rate of 0.15% and in case of non-delivery transactions at the rate of 0.015% for equities (like the Mumbai Stock Exchange).

Clearing and Settlement

While the NSE provides a platform for trading to its trading members, the National Securities Clearing Corporation Ltd. (NSCCL) determines the funds/securities obligations of the trading members and ensures that trading members meet their obligations. The core processes involved in clearing and settlement are:

(a) Trade Recording: The key details about the trades are recorded to provide basis for settlement. These details are automatically recorded in the electronic trading system of the exchanges.

(b) Trade Confirmation: The parties to a trade agree upon the terms that trade, such as security, quantity, price, and settlement date, but not the counterparty which is the NSCCL. The electronic system automatically generates confirmation by direct participants.

(c) Determination of Obligation: The next step is determination of what counter-parties owe, and what counter-parties are due to receive on the settlement date. The NSCCL interposes itself as a central counterparty between the counterparties to trades and nets the positions so that a member has security wise net obligation to receive or deliver a security and has to either pay or receive funds.

(d) Pay-in of Funds and Securities: The members bring in their funds/securities to the NSCCL. They make available required securities in designated accounts with the depositories by the prescribed pay-in time. The depositories move the securities available in the accounts of members to the account of the NSCCL. Likewise members with funds obligations make available required funds in the designated accounts with clearing banks by the prescribed pay-in time. The NSCCL sends electronic instructions to the clearing banks to debit member’s accounts to the extent of payment obligations. The banks process these instructions and debit accounts of members and credit accounts of the NSCCL.

(e) Pay-out of Funds and Securities: After processing for shortages of funds/securities and arranging for movement of funds from surplus banks to deficit banks through the RBI clearing, the NSCCL sends electronic instructions to the depositories/clearing banks to release pay-out of securities/funds. The depositories and clearing banks debit accounts of the NSCCL and credit accounts of members. Settlement is complete upon release of pay-out of funds and securities to custodians/members.

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Settlement Cycles

Since the beginning of the financial year 2003, all securities are being traded and settled under T+2 rolling settlement. The NSCCL notifies the consummated trade details to clearing members/custodians on the trade day. The custodians affirm back the trades to NSCCL by T+1 day. Based on the affirmation, NSCCL nets the positions of counterparties to determine their obligations. A clearing member has to pay-in/pay-out funds and/or securities. A member has a security-wise net obligation to receive/deliver a security. The obligations are netted for a member across all securities to determine his fund obligations and he has to either pay or receive funds. Members’ pay-in/pay-out obligations are determined latest by T+1 day and are forwarded to them on the same day so that they can settle their obligations on T+2 day. The securities/funds are paid-in/paid-out on T+2 day and the settlement is complete in 3 days from the end of the trading day.

Trading and Exposure Limits

The NSCCL imposes limits on turnover and exposure in relation to the base minimum capital or additional base capital of a member, which is the amount of funds, and securities that a member keeps with the Exchange/NSCCL. The members are subject to limits on trading volumes in a day as well as exposure at any point of time. Gross intra-day turnover of a member shall not exceed 25 times its net capital (cash deposit plus security deposit). Gross exposure (aggregate of net cumulative outstanding positions in each security) of a member at any point of time shall not exceed 8.5 times the total base capital (not utilized towards margin) up to Rs. 10 million. If a member has free capital in excess of Rs. 10 million, his exposure shall not exceed Rs. 85 million plus 10 times of the capital in excess of Rs. 10 million. Members exceeding these limits are automatically and instantaneously disabled by the automated trading system. A penalty of Rs. 5,000 is levied for each violation of gross exposure limit and intra-day turnover limit. In case of second and subsequent violation during the day the, penalty will be in multiples of Rs. 5,000 for each such instance.

Margin Requirements

The NSCCL imposes stringent margin requirements as a part of its risk containment measures. The categorization of stocks for imposition of margins has the structure as given below:

1.	The stocks which have traded at least 80% of the days for the previous 18 months shall constitute the Group I and Group II.

2.
Out of the scrips identified above, the scrips having mean impact cost of less than or equal to 1% shall be categorized under Group I and the scrips where the impact cost is more than 1 shall be categorized under Group II.

3.	The remaining stocks shall be categorized under Group III.

4.
The impact cost shall be calculated at the 15th of each month on a rolling basis considering the order book snapshots of the previous six months. On the calculated impact cost, the scrip shall move from one group to another group from the 1st of the next month. The daily margin comprises the sum of Mark to Market Margin (MTM margin) and Value at Risk-based Margin (VaR-based margin). VaR-based margin is applicable for all securities in rolling settlement. All securities are classified into three groups for the purpose of VaR-based margin.

VaR-Based Margins

For the securities listed in Group I, scrip wise daily volatility is calculated using the exponentially weighted moving average methodology that is used in the index futures market and the scrip wise daily VaR would be 3.5 times the volatility so calculated. For the securities listed in Group II the VaR-based margin shall be higher of scrip VaR (3.5 sigma) or three times the index VaR, and it shall be scaled up by root 3. For the securities listed in Group III, the VaR-based margin would be equal to five times the index VaR and scaled up by square root of 3. VaR margin rate for a security constitute the following:

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1.
VaR-based margin, which is arrived at, based on the methods stated above. The index VaR, for the purpose, would be the higher of the daily Index VaR based on S&P CNX NIFTY or BSE SENSEX. The index VaR would be subject to a minimum of 5%.

2.	Additional VaR-based Margin: 6% as specified by SEBI.

3.	Security-specific margin: NSCCL may stipulate security specific margins for the securities from time to time.

The VaR-based margin would be rounded off to the next higher integer (e.g., if the VaR-based margin rate is 10.01, it would be rounded off to 11.00) and capped at 100%. The VaR-based margin rate computed as mentioned above will be charged on the net outstanding position (buy value-sell value) of the respective clients on the respective securities across all open settlements. The net position at a client level for a member are arrived at and thereafter, it is grossed across all the clients for a member to compute gross exposure for margin calculation.

Mark-to-Market Margin

Mark to market margin is computed on the basis of mark to market loss of a member. Mark to market loss is the notional loss which the member would incur in case the cumulative net outstanding position of the member in all securities, at the end of the relevant day were closed out at the closing price of the securities as announced at the end of the day by the NSE. Mark to market margin is calculated by marking each transaction scrip to the closing price of the scrip at the end of trading. In case the security has not been traded on a particular day, the latest available closing price at the NSE is considered the closing price. In the event of the net outstanding position of a member in any security being nil, the difference between the buy and sell values would be considered as notional loss for the purpose of calculating the mark to market margin payable. MTM profit/loss across different securities within the same settlement is set off to determine the MTM loss for a settlement. Such MTM losses for settlements are computed at client level. Non-payment of the margin results in a penal charge of 0.07% per day of the amount not paid throughout the period of non-payment. Trades done by trading members on behalf of institutions are, however, exempt from margin and exposure requirements.

Index-based Circuit Filters

An index based market-wide circuit breaker system applies at three stages of the index movement either way at 10%, 15% and 20%. These circuit breakers bring about a coordinated trading halt in all equity and equity derivatives markets nation wide. The breakers are triggered by movement of either S&P CNX Nifty or Sensex, whichever is breached earlier. In case of a 10% movement of either of these indices, there would be a one-hour market halt if the movement takes place before 1:00 p.m. In case the movement takes place at or after 1:00 p.m. but before 2:30 p.m. there would be trading halt for a half hour. In case movement takes place at or after 2:30 p.m. there will be no trading halt at the 10% level and market shall continue trading.

In case of a 15% movement of either index, there shall be a two-hour halt if the movement takes place before 1 p.m. If the 15% trigger is reached on or after 1:00 p.m. but before 2:00 p.m., there shall be a one-hour halt. If the 15% trigger is reached on or after 2:00 p.m. the trading shall halt for remainder of the day. In case of a 20% movement of the index, trading shall be halted for the remainder of the day. The NSE may cancel the orders in the absence of any immediate confirmation from the members that these orders are genuine or for any other reason as it may deem fit. As an additional measure of safety, individual scrip-wise price bands have been fixed as below: daily price bands of 2% (either way) on a set of specified securities, daily price bands of 5% (either way) on a set of specified securities and price bands of 20% (either way) on all remaining securities. No price bands are applicable on scrips on which derivative products are available or on scrips included in indices on which derivatives products are available. For auction market the price bands of 20% are applicable. In order to prevent members from entering orders at non-genuine prices in such securities, the Exchange has fixed operating range of 20% for such securities.

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Review of Policy Developments Since 2000

Securities Transaction Tax

In the Union Budget 2004/2005, the government proposed a package of tax measures relating to securities transactions. The tax on long-term capital gains from securities transactions was abolished while the short-term capital gains tax was reduced to a flat rate of 10%. Moreover, it was proposed to levy a tax on buyers at the rate of 0.15% of the value of securities transacted on the stock exchanges in the form of securities transaction tax (STT). Pursuant to the representations received from the market participants, the STT was modified by the government in consultation with SEBI. The revised STT includes the following:

(a)	The delivery-based transactions would attract STT of 0.15% (i.e., 15 basis points) to be shared equally between the buyer and the seller;

(b)	For day traders and arbitrageurs, the STT of 0.015% (1.5 basis points) would be imposed on sellers of equities and settled on net basis

(c)	For units of equity oriented mutual funds, the STT of 0.15% (15 basis points) would be imposed on sellers;

(d)	The rate of STT on sale of derivatives (Futures and Options) would be 0.01% (1 basis point)

(e)
No STT would be levied on buying and selling of bonds, including government bonds, units of MFs other than equity oriented funds. In the Union Budget 2005/2006 and then in 2006/2007, the STT was further revised:

Security Transaction Tax Rates

Type of Transactions	2004/05	2005/06	2006/07

A. Equity
1) Delivery-based Transactions*	0.150	0.200	0.250
2) Non-delivery-based Transactions	0.015	0.020	0.025
B. Derivative Transactions	0.010	0.013	0.017

Source: www.sebi.gov.in

Decoupling of Spot Market for Institutional Investors

Until recently, a core principle of the Indian equity market had been that all orders—large or small—were matched on a single platform in a unified price discovery. Institutional investors were able to discuss a large transaction on telephone, but the orders had to be exposed to the order book on the screen, thus disciplining the price at which institutional transactions take place. This had given full transparency, unified price discovery, and opportunities for retail investors who had orders on the screen to participate in the prices at which an institutional transaction was taking place.

However, this mechanism was found to be cumbersome for institutional investors, who seek to match orders at prices without constraints from the underlying order book of the country. Stock exchanges have now been advised by SEBI to put in place a separate trading window for the execution of large transactions (minimum quantity of 500,000 shares or a minimum value of Rs. 50 million) subject to certain conditions. Furthermore, in an attempt at improving the information flow about such transactions to the broad market, SEBI has specified that stock exchanges shall disseminate information on such block deals, such as the name of the scrip, name of the client, quantity of shares bought/sold, traded price, etc., to the general public on the transaction date, after market hours. This separate window for execution of block deals has been operationalized in the BSE and the NSE with effect from November 14, 2005.

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Revision of Trading Member Position Limits for Stock Based Derivatives

Owing to higher stock prices, position limits expressed in rupees had effectively dropped considerably. The trading member position limits for stock-based derivatives has been revised on the basis of the recommendations of the Secondary Market Advisory Committee. The new limits are as follows:

i)
For stocks having applicable market wide position limit of Rs. 5 billion or more, the combined futures and options position limit is 20% of applicable market-wide position limit or Rs. 3 billion, whichever is lower and within which stock futures position cannot exceed 10% of applicable market-wide position limit or Rs. 1.5 billion, whichever is lower.

ii)
For stocks having applicable market-wide position limit less than Rs. 5 billion, the combined futures and options position limit is 20% of applicable market-wide position limit, and futures position cannot exceed 20% of applicable market-wide position limit or Rs. 0.50 billion which ever is lower.

iii)	The market-wide position limit and client level position limits, however, remain the same as prescribed.

The enhanced limits will enable participants to hedge their positions more effectively, especially for stocks with large market capitalization and higher liquidity. Separate position limits have been built in for stock options to provide an impetus for the options market.

Central Listing Authority

The Securities and Exchange Board of India (SEBI) notified the SEBI (Central Listing Authority) Regulations, 2003 on February 13, 2003 to provide for the setting up of a Central Listing Authority (CLA) to bring about uniformity in the exercise of due diligence in scrutinizing listing applications.

The CLA shall give a “letter of recommendation” to any corporate/mutual fund or collective investment scheme to get itself listed on a particular exchange, after examining its listing application.

Margin Trading

In March 2004, SEBI began allowing brokers to provide margin-trading facilities to their clients in the BSE’s cash segment. Margin trading is however only allowed for certain types of securities and is subject to other restrictions, including margin requirements, certain record maintenance procedures and rules regarding the sources of broker funds and broker eligibility. SEBI had clarified that borrowing and lending of funds by a trading member in connection with or incidental to or consequential upon the securities business would not be disqualified under rules 8(1)(f) and 8(3)(f) of Securities Contract (Regulations) Rules, 1957. In continuation of the circular, it was decided to allow the member-brokers to provide margin trading facility to their clients, in the cash segment, subject to the conditions mentioned in this Circular.

In 2000, SEBI constituted a committee to review the entire risk management system comprising the margin system, exposure norms, circuit filter and capital adequacy and make recommendations designed to simplify the system without diluting safety and efficiency. The salient features of the system implemented by SEBI based on the recommendations made by this committee were:

i)	Price band of 200 scrips and scrips under the compulsory rolling settlement has been relaxed to 16%.

ii)
Scrip-limit in carry forward position under the Modified Carry Forward System (MCFS) or on the trade positions in the Automated Lending and Borrowing Mechanism (ALBM) has been placed at Rs. 50 million per scrip for a member in account period and also in rolling settlement.

iii)
Member-wise carry forward position under MCFS or on the trade positions under ALBM has been raised from Rs. 0.20 billion to Rs. 0.40 billion as an aggregate exposure of account period and rolling settlement.

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iv)
The slabs for volatility margins and the margin rates for account period have been revised: for volatility range of more than 80% but up to 100% at 10%, more than 100% but up to 150% at 15% and more than 150% at 25%.

v)	No volatility margin has been prescribed under compulsory rolling settlement system.

vi)	The minimum cash component to be deposited by the broker has been fixed at 30% of the total margin.

vii)	To encourage delivery-based transactions, it has been decided that the margins can be provided as bank guarantee.

Regulatory Framework to Check Market Misconduct

Empowering SEBI

Increased episodes of market misconduct revealed many legal provisions of the SEBI Act. As a result on October 28, 2002, an ordinance was passed to better empower SEBI. This ordinance involved organizational strengthening of SEBI, giving SEBI more powers for investigation, brought in larger penalties and defined concepts like insider trading and market manipulation in a more comprehensive manner.

Serious Fraud Office

The events of market misconduct in 2001 also highlighted the need for better mechanisms through which investigations and enforcement actions would take place. With a view to investigate such frauds using a multidisciplinary team of experts, it was decided to set up a Serious Fraud Office in the Department of Company Affairs.

Internet Trading

The SEBI Committee on Internet-Based Securities Trading recommended internet trading through order routing system for execution of trade on the existing stock exchanges. In 2000, both the BSE and the NSE allowed their brokers who are registered with SEBI to start internet-based trading. SEBI prescribed minimum technical standards to be enforced by the stock exchanges for ensuring safety and security of transactions via the Internet. Internet trading volume in 2000 stood at Rs. 73 billion which increased to Rs. 810 billion by March 2005.

Money Laundering

The Prevention of Money Laundering Act, 2002 (PMLA) was brought into force with effect from July 1, 2005. As per the provisions of the Act, every banking company, financial institution and intermediary shall have to maintain a record of all transactions. Such transactions include:

i)	All cash transactions of the value of more than Rs. 1 million or its equivalent in foreign currency.

ii)
All series of cash transactions integrally connected to each other, which have been valued below Rs. 1 million or its equivalent in foreign currency where such series of transactions take place within one calendar month.

iii)	All suspicious transactions whether or not made in cash.

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The India Fund, Inc.

13,206,525 Shares of Common Stock
Issuable Upon Exercise of Non-Transferable
Rights to Subscribe for Shares of Common Stock

Asia Advisors L.L.C.

Prospectus
June 27, 2006

For more information, contact the Information Agent at 1-866-297-1264

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THE INDIA FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information does not constitute a prospectus but should be read in conjunction with the Fund’s prospectus relating thereto dated June 27, 2006, as it may be supplemented. This Statement of Additional Information does not include all information that a prospective investor ought to know before investing in the Fund, and investors are advised to read the Fund’s prospectus and retain it for future reference. You may obtain a copy of the Fund’s prospectus or this Statement of Additional Information without charge by contacting the Fund at 1-866-800-8933.

This Statement of Additional Information is not complete and may be changed. The Fund may not sell the securities offered by the prospectus until the registration statement relating thereto that has been filed with the Securities and Exchange Commission is effective.

This Statement of Additional Information is dated June 27, 2006.

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TABLE OF CONTENTS

Page
Proxy Voting Procedures	1

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BLACKSTONE ASIA ADVISORS L.L.C.

PROXY VOTING MANUAL

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INTRODUCTION

Rule 206(4)-6 (the “Rule”) adopted under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires all registered investment advisers that exercise voting discretion over securities held in client portfolios to adopt proxy voting policies and procedures.

Blackstone Asia Advisors, LLC (the “Adviser”) is a registered investment adviser under the Advisers Act and is therefore required to adopt proxy voting policies and procedures pursuant to the Rule.

When the Adviser has investment discretion over a client’s investment portfolio, then the Adviser votes proxies for the Account pursuant to the policies and procedures set forth herein.

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CHAPTER 1

BOARD OF DIRECTORS

Voting on Director Nominees In Uncontested Elections

These proposals seek shareholder votes for persons who have been nominated by a corporation’s board of directors to stand for election to serve as members of that board. No candidates are opposing these board nominees.

In each analysis of an uncontested election of directors you should review:

(1)	Company performance

(2)	Composition of the board and key board committees

(3)	Attendance at board meetings

(4)	Corporate governance provisions and takeover activity

We may also consider:

(1)	Board decisions concerning executive compensation

(2)	Number of other board seats held by the nominee

(3)	Interlocking directorships

Vote Recommendation

It is our policy to vote IN FAVOR of the candidates proposed by the board.

We will look carefully at each candidate’s background contained in the proxy statement. In the absence of unusual circumstances suggesting a nominee is clearly not qualified to serve as a member of the board, we will vote with management.

Chairman and CEO are the same person

Shareholders may propose that different persons hold the positions of the chairman and the CEO.

We would evaluate these proposals on a case by case basis depending on the size of the company and performance of management.

Independence of Directors

Shareholders may request that the board be comprised of a majority of independent directors and that audit, compensation and nominating committees of the Board consists exclusively of independent directors. We believe that independent directors are important to corporate governance.

Vote Recommendation

It is our policy to vote FOR proposals requesting that a majority of the Board be independent and that the audit, compensation and nominating committees of the board include only independent directors.

Stock Ownership Requirements

Shareholders may propose that directors be required to own a minimum amount of company stock or that directors should be paid in company stock, not cash. This proposal is based on the view that directors will align themselves with the interest of shareholders if they are shareholders themselves. We believe that

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directors are required to exercise their fiduciary duty to the company and its shareholders whether or not they own shares in the company and should be allowed to invest in company stock based on their own personal considerations.

Vote Recommendation

Vote AGAINST proposals that require director stock ownership.
Charitable Contributions

Charitable contributions by companies are generally useful for assisting worthwhile causes and for creating goodwill between the company and its community. Moreover, there may be certain long-term financial benefits to companies from certain charitable contributions generated from, for example, movies spent helping educational efforts in the firm’s primary employment areas. Shareholders should not decide what the most worthwhile charities are.

Vote Recommendation

(Shareholders Proposals) Vote AGAINST proposals regarding charitable contribution.

Shareholders have differing and equally sincere views as to which charities the company should contribute to, and the amount it should contribute. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interest of the company.

Director and Officer Indemnification And Liability Protection

These proposals typically provide for protection (or additional protection) which is to be afforded to the directors of a corporation in the form of indemnification by the corporation, insurance coverage or limitations upon their liability in connection with their responsibilities as directors.

When a corporation indemnifies its directors and officers, it means the corporation promises to reimburse them for certain legal expenses, damages, and judgments incurred as a result of lawsuits relating to their corporate actions. The corporation becomes the insurer for its officers and directors.

Vote Recommendation

Vote AGAINST proposals that eliminate entirely director and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: a) the director was found to have acted in good faith, and b) only if the director’s legal expenses would be covered.

The following factors should be considered:

(A)	The present environment in which directors operate provides substantial risk of claims or suits against them in their individual capacities arising out of the discharge of their duties.

(B)	Attracting and retaining the most qualified directors enhances shareholder value.

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Size of the Board

Typically there are three reasons for changing the size of the board. The first reason may be to permit inclusion into the board of additional individuals who, by virtue of their ability and experience, would benefit the corporation. The second reason may be to reduce the size of the board due to expiration of terms, resignation of sitting directors or, thirdly, to accommodate the corporation’s changing needs.

Vote Recommendation

Vote FOR the board’s recommendation to increase or decrease the size of the board.

The following factors should be considered:

1.	These proposals may aim at reducing or increasing the influence of certain groups of individuals.

2.	This is an issue with which the board of directors is uniquely qualified to deal, since they have the most experience in sitting on a board and are up-to-date on the specific needs of the corporation.

Voting on Director Nominees in Contested Elections

Votes in contested elections of directors are evaluated on a CASE-BY-CASE basis.

The following factors are considered:

1.	management’s track record

2.	background to the proxy contest

3.	qualifications of director nominees

Term Of Office

This is a shareholder’s proposal to limit the tenure of outside directors. This requirement may not be an appropriate one. It is an artificial imposition on the board, and may have the result of removing knowledgeable directors from the board.

Vote Recommendation

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

The following factors should be considered:

1.	An experienced director should not be disqualified because he or she has served a certain number of years.

2.	The nominating committee is in the best position to judge the directors’ terms in office due to their understanding of a corporation’s needs and a director’s abilities and experience.

3.	If shareholders are not satisfied with the job a director is doing, they can vote him/her off the board when the term is up.

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Compensation Disclosure

These proposals seek shareholder approval of a request that the board of directors disclose the amount of compensation paid to officers and employees, in addition to the disclosure of such information in the proxy statement as required by the SEC regulations.

Vote Recommendation

(shareholders policy)
Vote AGAINST these proposals that require disclosure, unless we have reason to believe that mandated disclosures are insufficient to give an accurate and meaningful account of senior management compensation.

The following factors should be considered:

1.	Federal securities laws require disclosure in corporate proxy statements of the compensation paid to corporate directors and officers.

2.	Employees other than executive officers and directors are typically not in policy-making roles where they have the ability to determine, in a significant way, the amount of their own compensation.

3.	The disclosure of compensation of lower-level officers and employees infringes upon their privacy and might create morale problems.

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CHAPTER 2

AUDITORS

Ratifying Auditors

Shareholders must make certain that auditors are responsibly examining the financial statements of a company, that their reports adequately express any legitimate financial concerns, and that the auditor is independent of the company it is serving.

Vote Recommendation

Vote FOR proposal to ratify auditors.

The following factors should be considered:

1.	Although lawsuits are sometimes filed against accounting firms, including those nationally recognized, these firms typically complete their assignments in a lawful and professional manner.

2.
Sometimes it may be appropriate for a corporation to change accounting firms, but the board of directors is in the best position to judge the advantages of any such change and any disagreements with former auditors must be fully disclosed to shareholders.

3.
If there is a reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position, then in this case vote AGAINST ratification.

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CHAPTER 3

TENDER OFFER DEFENSES

Poison Pills

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: a) dilute the acquirer’s equity in the target company, b) dilute the acquirer’s voting interests in the target company, or c) dilute the acquirer’s equity holdings in the post-merger company. Generally, poison pills accomplish these tasks by issuing rights or warrants to shareholders that are essentially worthless unless triggered by a hostile acquisition attempt.

A poison pill should contain a redemption clause that would allow the board to redeem it even after a potential acquirer has surpassed the ownership threshold. Poison pills may be adopted by the board without shareholder approval. But shareholders must have the opportunity to ratify or reject them at least every two years.

Vote Recommendation

Vote FOR shareholder proposals asking that a company submit its poison pill for shareholder ratification.

Vote on a CASE-BY-CASE basis regarding shareholder proposals to redeem a company’s poison pill.

Vote on a CASE-BY-CASE basis regarding management proposals to ratify a poison pill.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market, the practice discriminates against all other shareholders.

Greenmail payments usually expose the company to negative press and may result in lawsuits by shareholders. When a company’s name is associated with such a practice, company customers may think twice about future purchases made at the expense of the shareholders.

Vote Recommendation

Vote FOR proposals to adopt anti Greenmail or bylaw amendments or otherwise restrict a company’s ability to make Greenmail payments

Vote on a CASE-BY-CASE basis regarding anti- Greenmail proposals when they are bundled with other charter or bylaw amendments.

The following factors should be considered:

1.
While studies by the SEC and others show that Greenmail devalues the company’s stock price, an argument can be made that a payment can enable the company to pursue plans that may provide long-term gains to the shareholders.

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Supermajority Vote

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. These proposals seek shareholder approval to exceed the normal level of shareholder participation and approval from a simple majority of the outstanding shares to a much higher percentage.

Vote Recommendations

Vote AGAINST management proposals to require a Supermajority shareholder vote to approve mergers and other significant business combinations.

Vote FOR shareholder proposals to lower Supermajority vote requirements for mergers and other significant business combinations.

The following factors should be considered:

1.	Supermajority requirements ensure broad agreement on issues that may have a significant impact on the future of the company.

2.	Supermajority vote may make action all but impossible.

3.	Supermajority requirements are counter to the principle of majority rule.

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CHAPTER 4

MERGERS AND CORPORATE RESTRUCTURING

Changing Corporate Name

This proposal seeks shareholder approval to change the corporation’s name. It is probably better to vote for the proposed name change before management goes back to the drawing board and spends another small fortune attempting again to change the name.

Vote Recommendation

Vote FOR changing the corporate name.

The following factors should be considered:

1.	A name of a corporation symbolizes its substance.

2.	There are many reasons a corporation may have for changing its name, including an intention to change the direction of the business or to have a contemporary corporate image.

3.	The board of directors is well-positioned to determine the best name for the corporation because, among other reasons, it usually seeks professional advice on such matters.

Reincorporation

These proposals seek shareholder approval to change the state in which a company is incorporated. Sometimes this is done to accommodate the company’s most active operations or headquarters. More often, however, the companies want to reincorporate in a state with more stringent anti-takeover provisions. Delaware’s state laws, for instance, including liability and anti-takeover provisions, are more favorable to corporations.

Vote Recommendation

Vote on a CASE-BY-CASE basis, carefully reviewing the new state’s laws and any significant changes the company makes in its charter and by- laws.

The following factors should be considered:

1.	The board is in the best position to determine the company’s need to incorporate.

2.	Reincorporation may have considerable implications for shareholders, affecting a company’s takeover defenses, its corporate structure or governance features.

3.	Reincorporation in a state with stronger anti-takeover laws may harm shareholder value.

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CHAPTER 5

PROXY CONTEST DEFENSES

Board Structure: Staggered vs. Annual Elections

A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class’s reelection occurs in different years. In contrast, all directors of an annually elected board serve one year and the entire board stands for election each year.

Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. Because only a minority of the directors are elected each year, it will be more difficult to win control of the board in a single election.

Vote Recommendations

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

The following factors should be considered:

1.	The annual election of directors provides an extra check on management’s performance. A director who is doing a good job should not fear an annual review of his/her directorship.

Cumulative Voting

Most companies provide that shareholders are entitled to cast one vote for each share owned, the so-called “one share, one vote” standard. This proposal seeks to allow each shareholder to cast votes in the election of directors proportionate to the number of directors times the number of shares owned by each shareholder for one nominee.

Vote Recommendation

Vote AGAINST proposals that permit cumulative voting.

The following factors should be considered:

1.	Cumulative voting would allow a minority owner to create an impact disproportionate to his/her holdings.

2.	Cumulative voting can be used to elect a director who would represent special interests and not those of the corporation and its shareholders.

3.	Cumulative voting can allow a minority to have representation.

4.	Cumulative Voting can lead to a conflict within the board which could interfere with its ability to serve the shareholders’ best interests.

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Shareholders’ Ability to Call Special Meeting

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings.

Vote Recommendation

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholders’ Ability to Alter Size of the Board

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense.

Shareholders should support management proposals to fix the size of the board at a specific number of directors, preventing management from increasing the size of the board without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board.

Vote Recommendations

Vote FOR proposal which seek to fix the size of the board.

Vote AGAINST proposals which give management the ability to alter the size of the board without shareholder approval.

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CHAPTER 6

MISCELLANEOUS CORPORATE GOVERNANCE PROVISIONS

Confidential Voting

Confidential voting, also known as voting by secret ballot, is one of the key structural issues in the proxy system. All proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential.

Vote Recommendations

Vote FOR shareholder proposals requesting that corporations adopt confidential voting.

Vote FOR management proposals to adopt confidential voting.

The following factors should be considered:

1.	Some shareholders elect to have the board not know how they voted on certain issues.

2.
Should the board be aware of how a shareholder voted, the board could attempt to influence the shareholder to change his/her vote, giving itself an advantage over those that do not have access to this information.

3.	Confidential voting is an important element of corporate democracy which should be available to the shareholder.

Shareholder Advisory Committees

These proposals request that the corporation establish a shareholder advisory committee to review the board’s performance. In some instances, it would have a budget funded by the corporation and would be composed of salaried committee members with authority to hire outside experts and to include reports in the annual proxy statement.

Vote Recommendation

Vote AGAINST proposals to establish a shareholder advisory committee.

The following factors should be considered:

1.	Directors already have fiduciary responsibility to represent shareholders and are accountable to them by law, thus rendering shareholder advisory committees unnecessary.

2.	Adding another layer to the current corporate governance system would be expensive and unproductive.

Foreign Corporate Matters

These proposals are usually submitted by companies incorporated outside of the United States seeking shareholder approval for actions which are considered ordinary business and do not require shareholder approval in the United States (i.e., declaration of dividends, approval of financial statements, etc.).

Vote Recommendation

Vote FOR proposals that concern foreign companies incorporated outside of the United States.

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The following factors should be considered:

1.
The laws and regulations of various countries differ widely as to those issues on which shareholder approval is needed, usually requiring consent for actions which are considered routine in the United States.

2.	The board of directors is well positioned to determine whether or not these types of actions are in the best interest of the corporation’s shareholders.

Government Service List

This proposal requests that the board of directors prepare a list of employees or consultants to the company who have been employed by the government within a specified period of time and the substance of their involvement.

Solicitation of customers and negotiation of contractual or other business relationships is traditionally the responsibility of management. Compilation of such a list does not seem to serve a useful purpose, primarily because existing laws and regulations serve as a checklist on conflicts of interest.

Vote Recommendation

Vote AGAINST these proposals which request a list of employees having been employed by the government.

The following factors should be considered:

1.	For certain companies, employing individuals familiar with the regulatory agencies and procedures is essential and, therefore, is in the best interests of the shareholders.

2.	Existing laws and regulations require enough disclosure and serve as a check on conflicts of interest.

3.	Additional disclosure would be an unreasonable invasion of such individual’s privacy.

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CHAPTER 7

SOCIAL AND ENVIRONMENTAL ISSUES

Energy and Environmental Issues (CERES Principles)

CERES proposals ask management to sign or report on process toward compliance with ten principles committing the company to environmental stewardship. Principle 10 directs companies to fill out the CERES report. This report requires companies to disclose information about environmental policies, toxic emissions, hazardous waste management, workplace safety, energy use, and environmental audits.

Vote Recommendation

Vote AGAINST proposals requesting that companies sign the CERES Principles.

The following factors should be considered:

1.	We do not believe a concrete business case is made for this proposal. In our opinion, the company will be best served by continuing to carry on its business as it did before the proposal was made.

Northern Ireland (MacBride Principles)

It is well documented that Northern Ireland’s Catholic community faces much higher unemployment figures than the Protestant community. Most proposals ask companies to endorse or report on progress with respect to the MacBride Principles.

In evaluating a proposal to adopt the MacBride Principles, you must decide if the principles will cause the company to divest, and worsen unemployment problems.

Vote Recommendation

REFRAIN from voting on proposals that request companies to adopt the MacBride Principles.

The following factors should be considered:

1.	We believe that human and political rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

2.
We do not believe a concrete business case has been made for this proposal. We will refrain from making social or political statements by voting for these proposals. We will only vote on proposals that maximize the value of the issuers’ status without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

Maquiladora Standards and International Operations and Policies

Proposals in this area generally request companies to report on or to adopt certain principles regarding their operations in foreign countries.

The Maquiladora Standards are a set of guidelines that outline how U.S. companies should conduct operations in Maquiladora facilities just across the U.S.-Mexican border. These standards cover such topics as community development, environmental policies, health and safety policies, and fair employment practices.

Vote Recommendation

ABSTAIN from providing a Vote Recommendation on proposals regarding the Maquiladora Standards and international operating policies.

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The following factors should be considered:

1.	We believe that human rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

2.
We do not believe that a concrete business case has been made for these proposals. We will refrain from making social statements by voting for these proposals. We will not only vote on proposals that maximize the value of the issuers’ securities without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

Equal Employment Opportunity And Discrimination

In regards to equal employment and discrimination, companies without comprehensive EEO programs will find it hard to recruit qualified employees and find them at a long-term competitive disadvantage. Companies who are not carefully watching their human resource practices could also face lawsuits.

Vote Recommendation

REFRAIN from voting on any proposals regarding equal employment opportunities and discrimination.

The following factors should be considered:

1.
We feel that the hiring and promotion of employees should be free from prohibited discriminatory practices. We also feel that many of these issues are already subject to significant state and federal regulations.

Animal Rights

A Corporation is requested to issue a report on its progress towards reducing reliance on animal tests for consumer product safety.

Vote Recommendation

REFRAIN from making Vote Recommendations on proposals regarding animal rights.

The following factors should be considered:

1.	Needless cruelty to animals should never be tolerated. However, the testing of products on animals may be very important to the health and safety of consumers.

2.	We also feel that this issue is already subject to significant state and federal regulation.

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CHAPTER 8

CAPITAL STRUCTURE

Common Stock Authorization

The ability to increase the number of authorized shares could accommodate the sale of equity, stock splits, dividends, compensation-based plans, etc. The board can usually be trusted to use additional shares for capital-raising and other transactions that are in the corporation’s best interests.

However, excessive escalation in the number of authorized shares may allow the board to radically change the corporation’s direction without shareholder approval. Be careful to view that the increased number of shares will not enable the company to activate a poison pill.

Vote Recommendation

Vote Case-By-Case on proposals to increase the number of shares of common stock authorized for issue.

Vote AGAINST proposed common share authorization that increase existing authorization by more then 100 percent unless a clear need for the excess shares is presented by the company.

The following factors should be considered:

1.	Is this company going to make frequent business acquisitions over a period of time?

2.	Is the company expanding its operations?

3.	Within the company, are there any debt structuring or prepackaged bankruptcy plans?

Blank Check Preferred Stock

The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion, with voting, conversion, distribution and other rights to be determined by the board at the time of the issue.

Blank check preferred stock can provide corporations with the flexibility to meet changing financial conditions. However, once the blank check preferred stock has been authorized, the shareholders have no further power over how or when it will be allocated.

Vote Recommendation

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights.

The following factors should be considered:

1.	Blank check preferred stock can be used as the vehicle for a poison pill defense against hostile suitors, or it may be placed in friendly hands to help block a takeover bid.

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Preemptive Rights

These proposals request that the corporation provide existing shareholders with an opportunity to acquire additional shares in proportion to their existing holdings whenever new shares are issued. In companies with a large shareholder base and ease in which shareholders could preserve their relative interest through purchases of shares on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.

Vote Recommendation

Vote AGAINST proposals seeking preemptive rights.

The following factors should be considered:

1.	The existence of preemptive rights can considerably slow down the process of issuing new shares due to the logistics involved in protecting such rights.

2.	Preemptive rights are not necessary for the shareholder in today’s corporations, whose stock is held by a wide range of owners and is, in most cases, highly liquid.

Stock Distributions: Splits and Dividends

Stock Splits

 The corporation requests authorization for a stock split.

Vote Recommendation

Vote FOR management proposal to authorize stock splits unless the split will result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

Reverse Stock Splits

Vote Recommendation

Vote FOR management proposal to authorize reverse stock split unless the reverse stock split results in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

Adjustments to Par Value of Common Stock

The purpose of par value stock is to establish the maximum responsibility of stockholder in the event that a corporation becomes insolvent. It represents the maximum amount that a shareholder must pay the corporation if the stock is to be fully paid when issued.

The corporation requests permission to reduce the par value of its stock. In most cases, adjusting par value is a routine financing decision and should be supported.

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Vote Recommendation

Vote FOR management proposals to reduce the par value of common stock.

The following factors should be considered:

1.	State laws sometimes prohibit issuance of new stock priced below that of the outstanding shares.

2.	A corporation may be unable to raise capital if the par value is overstated.

Debt Restructurings

The corporation may propose to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Vote Recommendation

It is our policy to vote CASE-BY-CASE on debt restructuring.

The following factors should be considered:

1.	Dilution – How much will ownership interest of existing shareholders be reduced and how extreme will dilution to future earnings be?

2.	Change in Control – Will the transaction result in a change of control of the company?

3.	Bankruptcy – Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

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CHAPTER 9

EXECUTIVE AND DIRECTOR COMPENSATION

Director Compensation

Directors represent shareholders and are responsible for protecting shareholder interests. Companies state in the proxy material that they pay directors well in order to attract the most qualified candidates. All compensation packages for any executive, director or employee should include a pay-for-performance component.

Vote Recommendation

Vote on a CASE-BY-CASE basis for director compensation.

The following factors should be considered:

1.	As directors take an increasingly active role in corporate decision-making and governance, their compensation is becoming more performance-based.

Shareholder Proposal to Limit Executive and Director Pay

Shareholder compensation proposals that set limits or reduce executive compensation should be closely scrutinized. Many of these proposals may be flawed in their emphasis on an absolute dollar figure in compensation.

Vote Recommendation

Vote on a CASE-BY-CASE basis.

The following factors should be considered:

1.
Executive compensation is established by a committee that consists of independent directors who have fiduciary responsibility to act in the best interest of the shareholders and who are best placed to make compensation decisions.

Employee Stock Ownership Plans (ESOPs)

These proposals ask for stockholder endorsement of compensation plans for key employees which involve the issuance of company shares by granting of stock options, SARs, restricted stock, etc. These plans help attract and retain best-qualified corporate personnel and tie their interests more closely to those of the shareholders.

Vote Recommendation

Vote FOR proposals to adopt share-based compensation plans when the following items are involved:

1.	The exercise price for stock options is less than 85% of fair market value on the date of the grant.

2.	It is an omnibus stock plan which gives directors broad discretion in deciding how much and what kind of stock to award, when and to whom.

3.	The shares for issue exceed 8% of the company’s outstanding shares; or, in the case of the evergreen plans, the amount of increase exceeds 1.5% of the total number of shares outstanding.

Vote AGAINST proposals adopting share based compensation plans when the following items are involved:

1.	Re-load options (new options issued for any exercised).

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2.	The plan would allow for management to pyramid their holdings by using stock to purchase more stock, without having to lay out cash. Vote YES if this is for directors.

Options Expensing

Shareholder proposal to expense options.

Vote Recommendation

It is our policy to vote FOR proposals to expense options.

Golden Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. The change in control agreement will specify the exact payments to be made under the golden parachutes. The calculation for payout is usually based on some multiple of an employee’s annual or monthly compensation. Golden parachutes are generally given to employees whose annual compensation exceeds $112,000.

Recent experience has shown a willingness of many managements to treat severance agreements as equal to equity investments and to reward themselves as if substantial amounts of equity were at risk.

Vote Recommendation

Vote FOR proposals which seek to limit additional compensation payments.

Vote FOR shareholder proposals to have golden parachutes submitted for shareholder ratification.

The following factors should be considered:

1.	The stability of management may be affected by an attempted acquisition of the corporation.

2.	There is a tendency on the part of an entrenched management to overstate the value of their continuing control of and influence on the day-to-day functions of a corporation.

Proposal to Ban Golden Parachutes

Based on the foregoing information:

Vote Recommendation

We are FOR this proposal, which essentially bans golden parachutes, because we feel management’s compensation should be solely based on real-time contributions to the corporation while they are serving it. Deferred current compensation is viewed differently than future, contingent compensation for current services.

Outside Directors’ Retirement Compensation

We believe that directors should only be compensated while serving the company.

Vote Recommendations

Vote AGAINST proposals establishing outside directors’ retirement compensation.

Vote FOR proposals that revoke outside directors’ retirement compensation.

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CHAPTER 10

STATE OF INCORPORATION

Control Share Acquisition Statutes

These proposals suggest that the board of directors solicit shareholder approval before committing acquisitions or divestiture of a business exceeding stipulated threshold levels. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds.

Vote Recommendation

Vote AGAINST proposals which request the board to seek shareholder approval before committing to an acquisition.

The following factors should be considered:

1.	These proposals deprive the board of directors of its ability to act quickly in propitious circumstances.

2.	Conforming to these requirements can be expensive.

3.	The board of directors is uniquely qualified and positioned to be able to make these decisions without prior shareholder approval.

4.	The threshold levels usually imposed by these proposals are much more stringent than required by law.

Opt-Out of State Takeover Statutes

These proposals seek shareholder approval to opt-out (not be governed by) certain provisions of the anti-takeover laws of various states. Delaware law, for instance, dictates that a bidder has to acquire at least 85% of a company’s stock before exercising control, unless he or she has board approval. This means that a company may thwart an otherwise successful bidder by securing 15% of its stock in friendly hands.

Vote Recommendation

Vote on a CASE-BY-CASE basis for these proposals.

The following factors should be considered:

1.	It is the directors’ responsibility to act on behalf of the shareholders in opposing coercive takeover attempts.

2.	Creating deterrents to corporate takeovers may allow for entrenchment of inefficient management.

3.	These statutes strengthen the board’s ability to deal with potential buyers on fair and reasonable terms.

4.	Shareholders should have the final say on whether the company should be merged or acquired.

Corporate Restructuring, Spin-Offs Asset Sales, Liquidations

Votes on corporate restructuring, spin-offs, asset sales and liquidations are evaluated on a case by case basis.

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CHAPTER 11

CONFLICTS OF INTEREST

Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers clients and the interests of the Adviser, its affiliates and its employees. Conflicts of interest may arise when:

1.	Proxy votes regarding non-routine matters are solicited by an issuer that may have a separate account relationship with an affiliate of the Adviser.

2.
A proponent of a proxy proposal has a business relationship with the Adviser or one of its affiliates or the Adviser or one of its affiliates has a business relationship with participants in proxy contests, corporate directors or director candidates.

3.	An employee of the Adviser has a personal interest in the outcome of a particular matter before shareholders.

If the Adviser receives a proxy that to the knowledge of the Proxy Manager raises a conflict of interest, the Proxy Manager shall advise the Governance Committee which shall determine whether the conflict is “material” to any specific proposal involved in the proxy. The Governance Committee will determine whether the proposal is material as follows:

1.	Routine proxy proposals are presumed not to involve a material conflict of interest.

2.
Non-routine proxy proposals. Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest unless the Governance Committee determines that the conflict is unrelated to the proposal. Non-routine proposals would include a merger, compensation matters for management and contested elections of directors.

3.
The Governance Committee may determine on a case-by-case basis that particular non- routine proposals do not involve a material conflict of interest because the proposal is not directly related to the Adviser’s conflict vis-à-vis the issue. The Governance Committee will record the basis for any such determination. With respect to any proposal that the Governance Committee determines presents a material conflict of interest, the Adviser may vote regarding that proposal in any of the following ways:

a)	Obtain instructions from the client on how to vote.

b)	Use existing proxy guidelines if the policy with respect to the proposal is specifically addressed and does not involve a case-by-case analysis.

c)	Vote the proposal that involves the conflict according to the recommendations of an independent third party such as Institutional Share Services Inc. or Investor Responsibility Research Center.

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CHAPTER 12

GOVERNANCE COMMITTEE
AND
PROXY MANAGERS

Governance Committee

The Governance Committee is responsible for the maintenance of the Proxy Voting Policies and Procedures and will determine whether any conflict between the interest of clients and the Advisers in voting proxies is material. The Governance Committee includes the following: (1) Brian Chase, (2) Barbara Pires, and (3) Punita Kumar-Sinha.

Proxy Managers

The Proxy Manager for the Adviser is Punita Kumar-Sinha, Portfolio Manager. The Proxy Manager will determine how votes will be cast on proposals that are evaluated on a case-by case basis.

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CHAPTER 13

SPECIAL ISSUES WITH VOTING
FOREIGN PROXIES

Special Issues with Voting Foreign Proxies

Voting proxies with respect to shares of foreign stock may involve significantly greater effort and corresponding cost than voting proxies in the U.S domestic market. Issues in voting foreign proxies include the following:

1.	Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.

2.
In some foreign countries shares may be “blocked” by custodian or depository or bearer shares deposited with specific financial institutions for a certain number of days before or after the shareholders meeting. When blocked, shares typically may not be traded until the day after the blocking period. Blackstone may refrain from voting shares of foreign stocks subject to blocking restrictions where in the Adviser’s judgment the benefit from voting the shares is outweighed by the interest in maintaining client liquidity in the shares. This decision is made on a case-by-case basis based on a relevant factors including the length of the blocking period, the significance of the holding and whether the stock is considered by a long-term holding.

3.	Time frames between shareholder notification, distribution of proxy materials, book closures and the actual meeting date may be too short to allow timely action.

4.
In certain countries, applicable regulations require that votes must be made in person at the shareholder meeting. The Adviser will weigh the costs and benefits of voting on proxy proposals in countries that require in-person voting on a case-by-case basis and make decisions on whether voting on a given proxy proposal is prudent. Generally, the Adviser will not vote shares in countries that require in person voting on routine matters such as uncontested elections of directors, ratification of auditors.

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CHAPTER 14

RECORD KEEPING

Record Keeping

Blackstone will maintain the following records:

1.	Copies of these policies

2.
A copy of each proxy statement that the Adviser receives regarding client securities. The Adviser may satisfy this requirement by relying on a third party to keep copies of proxy statements provided that the Adviser has an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

3.
A record of each vote cast on behalf of a client. A third party may keep these voting records provided that the Adviser has an undertaking from the third party to provide a copy of the record promptly upon request.

4.	A copy of any document created by the Adviser that was material to making a decision on how to vote proxies or that memorializes the basis for that decision.

5.
A copy of each written client request for information on how an Adviser voted proxies on behalf of the client and a copy of written response by the Adviser to any client request for information on how the Adviser voted proxies on behalf of the client.

The above records shall be maintained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.

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